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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08415

Evergreen Fixed Income Trust

_____________________________________________________________

(Exact name of registrant as specified in charter)

200 Berkeley Street

Boston, Massachusetts 02116

_____________________________________________________________

(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street

Boston, Massachusetts 02116

____________________________________________________________

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 210-3200

Date of fiscal year end:

Registrant is making an annual filing for four of its series, Evergreen Core Plus Bond Fund, Evergreen Diversified Income Builder Fund, Evergreen High Income Fund and Evergreen U.S. Government Fund, for the year ended April 30, 2009. These series have April 30 fiscal year end.

Date of reporting period: April 30, 2009

Item 1 - Reports to Stockholders.

Evergreen Core Plus Bond Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
7	PORTFOLIO MANAGER COMMENTARY
10	ABOUT YOUR FUND’S EXPENSES
11	FINANCIAL HIGHLIGHTS
15	SCHEDULE OF INVESTMENTS
36	STATEMENT OF ASSETS AND LIABILITIES
38	STATEMENT OF OPERATIONS
39	STATEMENTS OF CHANGES IN NET ASSETS
41	NOTES TO FINANCIAL STATEMENTS
58	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
59	ADDITIONAL INFORMATION
64	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Core Plus Bond Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the fall of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Evergreen Diversified Income Builder Fund’s manager maintained an emphasis on better-quality, high-yield corporate bonds while also increasing the exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

FUND AT A GLANCE

as of April 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Robert A. Calhoun, CFA; Michael Lee; Anthony Norris; Alex Perrin; Peter Wilson;

Parham M. Behrooz, CFA; Andrew Cestone; Todd C. Kuimjian, CFA

PERFORMANCE AND RETURNS

Portfolio inception date: 11/30/1972

Class inception date	Class A 5/20/2005	Class B 5/20/2005	Class C 5/20/2005	Class I 11/30/1972

Nasdaq symbol	EKDLX	EKDMX	EKDCX	EKDYX

Average annual return*

1-year with sales charge	-24.56%	-25.05%	-22.14%	N/A

1-year w/o sales charge	-20.78%	-21.33%	-21.39%	-20.58%

5-year	-3.12%	-3.04%	-2.74%	-1.96%

10-year	1.67%	1.87%	1.87%	2.27%

Maximum sales charge	4.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Historical performance shown for Class I prior to 5/23/2005 is based on the performance of the fund’s predecessor closed-end fund, Vestaur Securities Fund. Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class I. The historical returns for Classes A, B and C have not been adjusted to reflect the effect of each class’ 12b-1 fee. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class I does not, and Vestaur Securities Fund did not, pay a 12b-1 fee. If these fees had been reflected, returns for Classes A, B and C would have been lower.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Core Plus Bond Fund Class A shares versus a similar investment in the Barclays Capital Aggregate Bond Index (BCABI) and the Consumer Price Index (CPI).

The BCABI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

A high rate of defaults on the mortgages held by a mortgage pool may limit the pool’s ability to make payments to the fund if the fund holds securities that are subordinate to other interest in the same mortgage pool; the risk of such defaults is generally higher in mortgage pools that include subprime mortgages.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

FUND AT A GLANCE continued

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The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2009, and subject to change.

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -20.78% for the twelve-month period ended April 30, 2009, excluding any applicable sales charges. During the same period, the BCABI returned 3.84%.

The fund’s objective is to seek to maximize total return through a combination of current income and capital growth.

Investment process

Much of fiscal 2008 was marred by a collapsing credit market and subsequent bankruptcies that eventually led to unprecedented government intervention. Events came to a head in September 2008, when concerns about the financial health of Fannie Mae and Freddie Mac roiled the market and the aftershocks rippled through the Financial sector. By the end of that month, the government had interceded no less than eight times to shore up troubled financial institutions or assist in mergers. The Federal Reserve Board (the “Fed”) along with central banks around the globe continued to provide huge amounts of liquidity to the market. The Fed, the Treasury Department, the Federal Deposit Insurance Corporation and other government entities provided an extraordinary response to this crisis, including numerous programs aimed at specific areas of the market. These programs included the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Investment Program (“PPIP”), coming in the latter half of the fund’s fiscal year, which are geared towards some of the more distressed areas of the fixed income market. To date, these groups have allocated more than $11 billion to programs designed to provide stability to, and restore confidence in, the financial system. As fiscal year 2008 came to a close, the economy remained entrenched in what has become the longest U.S. recession since the 1980s, and economic data continued to show signs of weakness. The U.S. economy contracted by 6% in the fourth quarter of calendar year 2008, and then contracted by a similar amount in the first few months of 2009. The unemployment rate continued to rise through most of fiscal 2008, topping 8% by the fund’s fiscal year end.

For most of the fiscal year, Treasuries were favored as investors shunned all manner of risky assets. This drove down the yields on Treasury securities to record levels. In this massive flight-to-quality trade, all sectors of the fixed income market trailed Treasuries by wide margins. Mortgage-backed issues remained tainted by continued weakness in housing, and as the year wore on, this concern deepened as troubles at Freddie Mac and Fannie Mae took center stage. While agency-backed mortgages struggled, mortgages issued by non-agency banks and financial institutions (residential mortgage-backed securities or “RMBS”) faced even more drastic price declines on concerns about rising defaults and delinquencies on the underlying properties. Early in the year, the corporate sector provided some shelter from the housing storm, but in the third quarter of 2008, corporates experienced record underperformance, particularly in the Financial sector. While all spread sectors experienced their worst annual performance relative to Treasuries in 2008, the year did end on a more positive note. Corporate bonds and agency-backed

PORTFOLIO MANAGER COMMENTARY continued

mortgages began to see some improvement late in the fourth quarter of 2008, bolstered by investor risk-taking as government support of the markets took hold. This positive tone continued in early 2009 and allowed the fund to make up some of the underperformance of the earlier periods. By the end of the fiscal year, however, concerns about future supply of Treasuries and some risk-taking by investors in spread products and equities helped push yields higher, especially on the long-end of the yield curve.

Contributors to performance

In a year when U.S. Treasuries were the only area of the market to provide positive returns, added value was difficult to attain. The fund, however, benefited from security selection within the corporate sector. While the fund owned some bonds of issues that experienced trouble, holding positions that were market-weighted, or less, minimized the affect on performance. In addition, the fund avoided exposure to some of the worst-performing names in the sector and this benefited the fund. The overweight to corporates, while negative for the full year (primarily due to the September/October sell-off), began to add value in the fourth quarter of 2008 and throughout the first part of 2009. The fund benefited from maintaining this overweight and focusing on high-quality names within the sector. The fund maintained a small overweight to non-dollar bonds throughout the period. As with U.S. based investments, returns were quite volatile over the period; however, for the year, our non-U.S. bond holdings outperformed.

Detractors from performance

The fund’s performance was impacted by overweights to three primary areas: corporate bonds, RMBS and commercial mortgage backed securities (“CMBS”). In general, any exposure to non-Treasury assets was a detractor for the year as the market experienced an unprecedented credit event where market liquidity was severely lessened. The CMBS sector started the fiscal year on a solid note but then quickly reversed course as levered investors were forced to sell assets. The sector continued to underperform for much of the the period as headlines concerning commercial property defaults rattled investors. The fund maintained an overweight to the sector for the period, looking to take advantage of the record yield levels on this high-quality sector. The sector was the worst performer during the period, however, which adversely affected returns. The fund was also hurt by an overweight to the RMBS sector held throughout the fiscal year. The sector experienced significant underperformance as economic weakness and rising unemployment coupled with declining home prices led to rising loan defaults. While the securities in the fund continued to pay principle and interest payments throughout the year, their prices declined to distressed levels. After the corporate sector underperformed in early 2008, the fund moved from a neutral weighting relative to the benchmark index to an overweight. As credit markets weakened in the summer and fall, the corporate sector was especially hard hit and this exposure hurt returns on the fund. Within the corporate market, the fund’s investments in the Finance sector also detracted from results. While the investment grade markets struggled throughout the fiscal year, the high yield market held in pretty well until September 2008, when the bankruptcy of Lehman Brothers and other troubled

PORTFOLIO MANAGER COMMENTARY continued

banks and brokerage firms roiled the market. September, October and November 2008 were the worst three months ever in the high yield market. While the fund had a relatively small exposure to high yield, the magnitude of the underperformance hurt fund returns. The high yield sector started to improve in December 2008 and has continued to do well in 2009 helping to offset some of the performance lost in the fall of last year.

Portfolio management outlook

The economy has continued to deteriorate since the beginning of the fiscal year, with demand for homes, automobiles and industrial goods ultimately reaching lows not seen since the early 1980s recession. This led the highest level of continuing unemployment claims since 1967 as the fund’s fiscal year came to a close. Nevertheless, there were some signs of firmness in the housing sector near the end of fiscal 2008, which may indicate the economy is beginning to stabilize, albeit at a low level. The U.S. government’s capital commitments to the financial system, public funding for investment managers to purchase out-of-favor investments and an economic stimulus plan currently have assisted in stabilizing bond prices and increased the possibility that real estate values may stop declining. The positive effects of such historical government intervention have yielded improved market pricing at present, but it remains to be seen what the longer-term affects of these actions might be. Given this uncertain economic environment, market volatility is likely to remain high for some time. Interest rates remain historically low, but despite concerns about increased Treasury supply, we currently believe we are not likely to see a significant rise in interest rates over the near term. In this environment, we expect to keep duration relatively close to the index. Despite the recent improvement in the corporate sectors, yield spreads still remain near record levels and the sector remains attractive. We expect to maintain an overweight to the sector over the near-term but if spreads continue to narrow, we are likely to reduce that exposure somewhat. We still believe that there is good value in both CMBS and RMBS at current prices and will maintain exposure to those market segments. While a significant improvement in prices is likely to play out over a longer time period, the fund currently maintains a significant yield advantage over the market and we believe this should help drive positive relative returns going forward.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$ 971.41	$4.55
Class B	$1,000.00	$ 967.80	$8.20
Class C	$1,000.00	$ 967.80	$8.20
Class I	$1,000.00	$ 972.62	$3.33
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,020.18	$4.66
Class B	$1,000.00	$1,016.46	$8.40
Class C	$1,000.00	$1,016.46	$8.40
Class I	$1,000.00	$1,021.42	$3.41

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.93% for Class A, 1.68% for Class B, 1.68% for Class C and 0.68% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,				Year Ended
					November 30,
CLASS A	2009	2008	2007	2006[1]	2005[2,3]

Net asset value, beginning of period	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.71	0.74	0.81	0.33	0.41 [4]
Net realized and unrealized gains or losses on investments	(3.46)	(1.07)	0.23	(0.27)	(0.28)

Total from investment operations	(2.75)	(0.33)	1.04	0.06	0.13

Distributions to shareholders from
Net investment income	(0.17)	(0.51)	(0.83)	(0.34)	(0.43)
Tax basis return of capital	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.70)	(0.72)	(0.84)	(0.34)	(0.43)

Net asset value, end of period	$9.95	$13.40	$14.45	$14.25	$14.53

Total return[5]	(20.78)%	(2.38)%	7.49%	0.43%	0.89%

Ratios and supplemental data
Net assets, end of period (thousands)	$110,982	$167,732	$199,442	$213,268	$226,450
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.92%	0.92%	0.94%	0.96%[6]	0.97%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.20%	1.15%	1.16%	1.19%[6]	1.15%[6]
Net investment income (loss)	6.21%	5.23%	5.65%	5.43%[6]	5.28%[6]
Portfolio turnover rate	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class A shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class A shares commenced on May 20, 2005.

4	Calculated based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,				Year Ended
					November 30,
CLASS B	2009	2008	2007	2006[1]	2005[2,3]

Net asset value, beginning of period	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.63 [4]	0.64	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	(3.45)	(1.07)	0.23	(0.26)	(0.28)

Total from investment operations	(2.82)	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.09)	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.62)	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$9.96	$13.40	$14.45	$14.25	$14.53

Total return[5]	(21.33)%	(3.18)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$6,200	$13,618	$16,102	$18,277	$20,439
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.95%	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income (loss)	5.42%	4.49%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class B shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class B shares commenced on May 20, 2005.

4	Calculated based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,				Year Ended
					November 30,
CLASS C	2009	2008	2007	2006[1]	2005[2,3]

Net asset value, beginning of period	$13.40	$14.45	$14.25	$14.53	$14.83

Income from investment operations
Net investment income (loss)	0.63	0.63	0.70	0.28	0.36 [4]
Net realized and unrealized gains or losses on investments	(3.45)	(1.06)	0.23	(0.26)	(0.28)

Total from investment operations	(2.82)	(0.43)	0.93	0.02	0.08

Distributions to shareholders from
Net investment income	(0.09)	(0.41)	(0.72)	(0.30)	(0.38)
Tax basis return of capital	(0.53)[4]	(0.21)	(0.01)	0	0

Total distributions to shareholders	(0.62)	(0.62)	(0.73)	(0.30)	(0.38)

Net asset value, end of period	$9.96	$13.40	$14.45	$14.25	$14.53

Total return[5]	(21.39)%	(3.11)%	6.71%	0.14%	0.52%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,628	$21,699	$24,157	$25,972	$27,764
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.67%	1.67%	1.67%	1.67%[6]	1.67%[6]
Expenses excluding waivers/reimbursements and expense reductions	1.95%	1.85%	1.85%	1.89%[6]	1.85%[6]
Net investment income (loss)	5.45%	4.48%	4.91%	4.72%[6]	4.58%[6]
Portfolio turnover rate	171%[7]	374%[7]	70%	30%	55%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2	For the period from May 20, 2005 (commencement of class operations), to November 30, 2005.
3

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. Class C shares of Vestaur Securities Fund did not exist prior to the transaction. As a result, accounting and performance information for Class C shares commenced on May 20, 2005.

4	Calculated based on average shares outstanding during the period.
5	Excluding applicable sales charges
6	Annualized
7	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,			Year Ended November 30,

CLASS I	2009	2008	2007	2006[1]	2005[2]	2004[2]

Net asset value, beginning of period	$13.40	$14.45	$14.25	$14.53	$15.14	$15.14

Income from investment operations
Net investment income (loss)	0.74 [3]	0.76	0.83	0.34	0.79 [3]	0.93
Net realized and unrealized gains or losses on investments	(3.45)	(1.05)	0.25	(0.26)	(0.41)	0.02

Total from investment operations	(2.71)	(0.29)	1.08	0.08	0.38	0.95

Distributions to shareholders from
Net investment income	(0.20)	(0.55)	(0.87)	(0.36)	(0.86)	(0.95)
Tax basis return of capital	(0.53)[3]	(0.21)	(0.01)	0	(0.13)[5]	0

Total distributions to shareholders	(0.73)	(0.76)	(0.88)	(0.36)	(0.99)	(0.95)

Net asset value, end of period	$9.96	$13.40	$14.45	$14.25	$14.53	$15.14

Total return	(20.58)%	(2.13)%	7.78%	0.55%	2.82%	6.47%

Ratios and supplemental data
Net assets, end of period (thousands)	$31,116	$47,668	$56,478	$61,711	$65,893	$97,235
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.67%	0.67%	0.67%	0.67%[5]	0.79%	0.94%
Expenses excluding waivers/reimbursements and expense reductions	0.95%	0.85%	0.85%	0.89%[5]	0.88%	0.97%
Net investment income (loss)	6.46%	5.48%	5.91%	5.72%[5]	5.50%	6.10%
Portfolio turnover rate	171%[6]	374%[6]	70%	30%	55%	23%

1	For the five months ended April 30, 2006. The Fund changed its fiscal year end from November 30 to April 30, effective April 30, 2006.
2

Effective at the close of business on May 20, 2005, the Fund acquired the net assets of Vestaur Securities Fund. Vestaur Securities Fund became the accounting and performance survivor in this transaction. The financial highlights for the periods prior to May 23, 2005 are those of Vestaur Securities Fund. The per share information has been restated to give effect to this transaction. Total return performance reflects the total return of Vestaur Securities Fund based on its net asset value.

3	Calculated based on average shares outstanding during the period.
4	Return of capital relates to former Vestaur Securities Fund shareholders and is based on average shares outstanding from December 1, 2004 through May 20, 2005.
5	Annualized
6	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 1.8%
FIXED-RATE 1.8%
FHLMC, Ser. M009, Class A, 5.40%, 10/15/2021 (cost $2,696,008)	$2,693,314	$2,911,204

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.1%
FNMA:
Ser. 2002-T12, Class A3, 7.50%, 05/25/2042	15,556	16,851
Ser. 2003-W4, Class 4A, 7.50%, 10/25/2042	160,908	174,408

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $190,236)		191,259

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 21.0%
FIXED-RATE 21.0%
FHLMC:
6.50%, 09/25/2043	94,715	99,009
7.50%, 09/01/2013-08/25/2042	130,246	139,613
9.00%, 12/01/2016	86,107	92,886
9.50%, 12/01/2022	14,532	16,176
FHLMC 30 year:
5.00%, TBA #	3,030,000	3,114,746
5.50%, TBA #	6,800,000	7,034,811
FNMA:
5.69%, 11/01/2011	4,549,423	4,871,386
6.27%, 02/01/2011	3,277,921	3,430,062
6.45%, 09/01/2016	1,707,425	1,791,629
7.87%, 07/01/2026	2,937,433	3,180,241
9.00%, 02/01/2025-09/01/2030	147,952	161,816
10.00%, 09/01/2010-04/01/2021	69,540	76,197
FNMA 15 year:
4.00%, TBA #	1,830,000	1,854,592
4.50%, TBA #	5,155,000	5,296,762
5.00%, TBA #	2,500,000	2,586,327
GNMA:
8.00%, 03/15/2022-08/15/2024	46,128	49,910
8.25%, 05/15/2020	48,398	52,303
8.50%, 09/15/2024-01/15/2027	26,232	28,760
9.00%, 12/15/2019	55,058	59,609
9.50%, 09/15/2019	6,004	6,606
10.00%, 01/15/2019-03/15/2020	27,756	30,356

Total Agency Mortgage-Backed Pass Through Securities (cost $33,627,169)		33,973,797

AGENCY REPERFORMING MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FNMA, Ser. 2003-W02, Class 2A9, 5.90%, 07/25/2042 (cost $141,067)	141,954	147,533

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

ASSET-BACKED SECURITIES 0.4%
Acacia CDO, Ltd.:
Ser. 05A, Class E, FRN, 4.04%, 11/08/2039 144A ☐	$3,000,000	$30,000
Ser. 10A, Class C, FRN, 3.98%, 09/07/2046 144A @	1,041,129	10
C-Bass, Ltd., Ser. 13A, Class D, FRN, 3.67%, 03/17/2040 144A	1,732,013	61,123
Deutsche Alt-A Securities, Inc., Mtge. Loan Trust, Ser. 2006-AB2, Class A3, 6.27%, 06/25/2036	1,500,000	516,410
Nautilus RMBS CDO, Ltd., Ser. 2005-1A, Class A3, FRN, 2.92%, 07/07/2040 144A	2,522,664	96,391

Total Asset-Backed Securities (cost $5,283,189)		703,934

COMMERCIAL MORTGAGE-BACKED SECURITIES 9.5%
FIXED-RATE 7.2%
American Home Mtge. Investment Trust, Ser. 2005-2, Class LV-A, 5.66%, 08/25/2035	682,958	365,069
Banc of America Comml. Mtge., Inc.:
Ser. 2000-2, Class F, 7.92%, 09/15/2032	3,000,000	2,817,820
Ser. 2003-7, Class B6, 4.75%, 09/25/2018	208,143	7,456
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class A2, 5.78%, 08/10/2045	2,425,000	2,112,465
Greenwich Capital Comml. Funding Corp., Ser. 2004-GG1, Class A7, 5.32%, 06/10/2036	4,000,000	3,697,027
JPMorgan Chase & Co. Comml. Mtge. Securities Corp.:
Ser. 2004-CB9, Class A1, 3.48%, 06/12/2041	1,398,640	1,393,771
Ser. 2006-LDP8, Class B, 5.52%, 05/15/2045	1,000,000	178,807
Ser. 2007-LD12, Class A2, 5.83%, 02/15/2051	385,000	335,750
Morgan Stanley Capital I, Inc., Ser. 2001-TOP5, Class G, 6.00%, 10/15/2035 144A	1,042,000	572,653
Prima Capital Securitization, Ltd., Ser. 2006, Class D, 5.88%, 12/28/2048	1,085,000	96,999

		11,577,817

FLOATING-RATE 2.3%
Capmark, Ltd., Ser. 2006-7A, Class B, 0.82%, 08/20/2036 144A ☐	500,000	30,000
Citigroup Comml. Mtge. Trust:
Ser. 2006-C4, Class AJ, 5.73%, 03/15/2049	450,000	122,272
Ser. 2007-C6, Class C, 5.89%, 07/10/2017	855,000	130,517
Ser. 2007-C6, Class A4, 5.89%, 12/10/2049	80,000	62,213
Commercial Mtge. Pass-Through Cert., Ser. 2007-C9, Class B, 6.01%, 12/10/2049	910,000	171,867
Credit Suisse Mtge. Capital Cert., Ser. 2006-C1, Class AM, 5.55%, 02/15/2039	2,835,000	1,488,296
GE Capital Comml. Mtge. Corp., Ser. 2007-C1, Class C, 5.89%, 12/10/2049	2,500,000	369,111
GE Comml. Mtge. Trust, Ser. 2007-C9, Class A4, 6.01%, 12/10/2049	70,000	56,368
Goldman Sachs Mtge. Securities Corp.:
Ser. 2007-GG10, Class AM, 5.99%, 08/10/2045	2,700,000	1,171,517
Ser. 2007-GG10, Class A4, 5.99%, 08/10/2045	145,000	109,932

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES continued
FLOATING-RATE continued
MASTR Reperforming Loan Trust, Ser. 2006-2, Class B3, 5.86%, 05/25/2036 144A	$417,031	$35,623
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 2.71%, 01/25/2035 144A	1,000,000	33,670

		3,781,386

Total Commercial Mortgage-Backed Securities (cost $27,235,298)		15,359,203

CORPORATE BONDS 25.4%
CONSUMER DISCRETIONARY 2.0%
Auto Components 0.1%
Cooper Standard Automotive, Inc., 7.00%, 12/15/2012	10,000	1,450
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	225,000	109,125
Goodyear Tire & Rubber Co.:
7.86%, 08/15/2011	50,000	46,750
9.00%, 07/01/2015	20,000	18,300

		175,625

Diversified Consumer Services 0.0%
Carriage Services, Inc., 7.875%, 01/15/2015	35,000	28,525

Hotels, Restaurants & Leisure 0.1%
Boyd Gaming Corp., 7.75%, 12/15/2012	5,000	4,875
Caesars Entertainment, Inc., 7.875%, 03/15/2010	70,000	41,650
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	35,000	7,525
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	9,000	8,370
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	50,000	47,500

		109,920

Household Durables 0.1%
D.R. Horton, Inc.:
4.875%, 01/15/2010	30,000	29,700
6.00%, 04/15/2011	5,000	4,850
Hovnanian Enterprises, Inc., 11.50%, 05/01/2013	5,000	4,325
Libbey, Inc., FRN, 9.57%, 06/01/2011	95,000	51,775
Meritage Homes Corp.:
6.25%, 03/15/2015	55,000	40,425
7.00%, 05/01/2014	45,000	34,425
Pulte Homes, Inc., 7.875%, 08/01/2011	50,000	50,125

		215,625

Media 0.6%
Charter Communications, Inc., 8.00%, 04/30/2012 144A	20,000	18,900
CSC Holdings, Inc.:
7.625%, 04/01/2011	30,000	30,150
8.50%, 04/15/2014 144A	5,000	5,125
Lamar Media Corp.:
6.625%, 08/15/2015	5,000	3,950
7.25%, 01/01/2013	10,000	9,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Mediacom, LLC, 7.875%, 02/15/2011	$25,000	$24,875
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	25,000	5,000
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	10,000	5,625
Time Warner, Inc., 7.625%, 04/15/2031	900,000	815,852

		918,477

Multiline Retail 0.6%
Kohl’s Corp., 6.875%, 12/15/2037	575,000	468,677
Neiman Marcus Group, Inc., 9.00%, 10/15/2015 @	10,243	5,685
Target Corp., 6.50%, 10/15/2037	450,000	391,481

		865,843

Specialty Retail 0.5%
American Achievement Corp., 8.25%, 04/01/2012 144A	85,000	67,575
Home Depot, Inc., 5.875%, 12/16/2036	1,000,000	734,869

		802,444

Textiles, Apparel & Luxury Goods 0.0%
Visant Corp., 7.625%, 10/01/2012	50,000	48,750

CONSUMER STAPLES 0.4%
Beverages 0.0%
Anheuser-Busch InBev, 7.75%, 01/15/2019 144A	45,000	47,194

Food Products 0.1%
Del Monte Foods Co.:
6.75%, 02/15/2015	15,000	14,475
8.625%, 12/15/2012	65,000	66,625

		81,100

Tobacco 0.3%
Altria Group, Inc., 9.95%, 11/10/2038	525,000	577,744

ENERGY 3.0%
Energy Equipment & Services 0.1%
Parker Drilling Co., 9.625%, 10/01/2013	43,000	33,862
Smith International, Inc., 9.75%, 03/15/2019	50,000	52,928

		86,790

Oil, Gas & Consumable Fuels 2.9%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	280,000	250,250
9.50%, 02/15/2015	60,000	60,900
El Paso Corp.:
7.42%, 02/15/2037	90,000	63,477
8.25%, 02/15/2016	10,000	9,900
12.00%, 12/12/2013	15,000	16,275

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
EnCana Corp., 6.625%, 08/15/2037	$1,000,000	$939,143
Encore Acquisition Co., 6.00%, 07/15/2015	90,000	73,800
Ferrellgas Partners, LP, 8.75%, 06/15/2012	15,000	13,800
Forest Oil Corp.:
7.25%, 06/15/2019 144A	35,000	29,313
7.25%, 06/15/2019	70,000	58,625
8.50%, 02/15/2014 144A	35,000	34,125
Kinder Morgan Energy Partners, LP, 7.40%, 03/15/2031	1,125,000	993,260
Newfield Exploration Co.:
6.625%, 04/15/2016	10,000	9,100
7.125%, 05/15/2018	25,000	22,750
Nustar Logistics, LP, 7.65%, 04/15/2018	45,000	39,819
Peabody Energy Corp.:
5.875%, 04/15/2016	155,000	140,275
7.875%, 11/01/2026	80,000	73,600
Plains Exploration & Production Co.:
7.625%, 06/01/2018	130,000	113,425
8.75%, 05/01/2019	15,000	15,404
Sabine Pass LNG, LP, 7.25%, 11/30/2013	220,000	184,800
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	15,000	13,200
Southwestern Energy Co., 7.50%, 02/01/2018 144A	10,000	9,775
Sunoco, Inc.:
9.00%, 11/01/2024	500,000	470,626
9.625%, 04/15/2015	5,000	5,384
Tennessee Gas Pipeline, 8.00%, 02/01/2016 144A	45,000	46,125
Tesoro Corp., 6.50%, 06/01/2017	80,000	65,400
Valero Energy Corp.:
6.875%, 07/15/2012	40,000	38,949
9.375%, 03/15/2019	20,000	22,374
10.50%, 03/15/2039	45,000	49,795
Williams Cos.:
7.125%, 09/01/2011	135,000	136,422
8.125%, 03/15/2012	10,000	10,250
8.75%, 01/15/2020 144A	30,000	30,879
8.75%, 03/15/2032	50,000	47,111
XTO Energy, Inc., 6.75%, 08/01/2037	700,000	666,528

		4,754,859

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS 14.7%
Capital Markets 4.3%
American Capital Strategies, Ltd., Ser. A, 5.92%, 09/01/2009 ☐ +	$3,500,000	$1,750,000
E*TRADE Financial Corp.:
8.00%, 06/15/2011	15,000	8,400
12.50%, 11/30/2017 144A	53,000	26,633
12.50%, 11/30/2017	35,000	17,588
Goldman Sachs Group, Inc.:
5.30%, 02/14/2012	1,200,000	1,217,948
6.15%, 04/01/2018	19,000	17,951
6.75%, 10/01/2037	900,000	687,852
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	10,000	1,538
Merrill Lynch & Co., Inc.:
6.05%, 08/15/2012	1,100,000	1,012,491
7.75%, 05/14/2038	575,000	393,560
Morgan Stanley:
5.625%, 01/09/2012	950,000	946,698
5.95%, 12/28/2017	1,000,000	907,405
6.625%, 04/01/2018	10,000	9,532
FRN, 1.57%, 10/15/2015	15,000	11,352

		7,008,948

Commercial Banks 3.2%
BankAmerica Capital II, 8.00%, 12/15/2026	1,000,000	600,000
FBOP Corp., 10.00%, 05/28/2009 ☐ +	4,000,000	2,000,000
National City Corp., 5.80%, 06/07/2017	1,700,000	1,510,001
PNC Financial Services Group, Inc., 8.70%, 12/31/2049 144A	300,000	136,500
SunTrust Banks, Inc., 6.00%, 09/11/2017	1,000,000	849,920

		5,096,421

Consumer Finance 1.9%
American Water Capital Corp., 6.09%, 10/15/2017	850,000	773,477
Daimler Financial Services AG, 4.875%, 06/15/2010	100,000	99,280
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	290,000	272,653
9.75%, 09/15/2010	5,000	4,502
GMAC, LLC:
6.75%, 12/01/2014 144A	9,000	6,667
6.875%, 09/15/2011 144A	83,000	72,247
6.875%, 08/28/2012 144A	91,000	71,940
7.75%, 01/19/2010	85,000	76,515
8.00%, 12/31/2018 144A	37,000	14,817
8.00%, 11/01/2031 144A	105,000	73,652
FRN, 2.49%, 05/15/2009	155,000	153,256

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
International Lease Finance Corp.:
4.375%, 11/01/2009	$25,000	$23,744
4.55%, 10/15/2009	20,000	19,385
4.75%, 07/01/2009	15,000	14,662
4.75%, 01/13/2012	25,000	16,527
4.875%, 09/01/2010	40,000	34,890
5.125%, 11/01/2010	15,000	12,347
MBNA Corp., Ser. A, 8.28%, 12/01/2026	1,750,000	1,084,843
NiSource Finance Corp., 10.75%, 03/15/2016	50,000	53,570
Sprint Capital Corp.:
6.875%, 11/15/2028	255,000	173,400
7.625%, 01/30/2011	60,000	58,125

		3,110,499

Diversified Financial Services 1.3%
Citigroup, Inc., 5.50%, 08/27/2012	650,000	580,367
JPMorgan Chase & Co.:
6.40%, 05/15/2038	750,000	733,070
7.90%, 12/31/2049	750,000	571,941
Leucadia National Corp.:
7.00%, 08/15/2013	30,000	25,950
7.125%, 03/15/2017	70,000	52,325
8.125%, 09/15/2015	190,000	160,550

		2,124,203

Insurance 0.5%
Marsh & McLennan Cos., 9.25%, 04/15/2019	15,000	15,643
Prudential Financial, Inc., 6.10%, 06/15/2017	1,200,000	854,266

		869,909

Real Estate Investment Trusts (REITs) 3.5%
BRE Properties, Inc., 5.50%, 03/15/2017	1,200,000	854,766
Camden Property Trust, 5.00%, 06/15/2015	3,500,000	2,614,776
Colonial Realty, Ltd., 6.25%, 06/15/2014	1,370,000	979,717
ERP Operating, LP, 5.75%, 06/15/2017	1,000,000	819,044
Host Marriott Corp.:
7.125%, 11/01/2013	40,000	37,800
Ser. Q, 6.75%, 06/01/2016	15,000	13,163
Omega Healthcare Investors, Inc.:
7.00%, 04/01/2014	25,000	23,438
7.00%, 01/15/2016	60,000	55,800

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Real Estate Investment Trusts (REITs) continued
Ventas, Inc.:
6.75%, 04/01/2017	$150,000	$135,750
7.125%, 06/01/2015	60,000	57,300
9.00%, 05/01/2012	25,000	26,250

		5,617,804

Thrifts & Mortgage Finance 0.0%
Residential Capital, LLC, 8.50%, 05/15/2010 144A	30,000	23,850

HEALTH CARE 2.0%
Biotechnology 0.7%
Amgen, Inc., 6.375%, 06/01/2037	1,075,000	1,089,043

Health Care Equipment & Supplies 0.0%
Biomet, Inc., 10.375%, 10/15/2017	30,000	29,025

Health Care Providers & Services 0.8%
HCA, Inc.:
8.50%, 04/15/2019 144A	80,000	80,900
9.25%, 11/15/2016	85,000	84,362
9.625%, 11/15/2016	155,000	144,150
Humana, Inc., 7.20%, 06/15/2018	35,000	29,509
Omnicare, Inc., 6.125%, 06/01/2013	100,000	94,500
UnitedHealth Group, Inc., 5.375%, 03/15/2016	1,000,000	900,695

		1,334,116

Pharmaceuticals 0.5%
Pfizer, Inc.:
4.45%, 03/15/2012	650,000	683,399
5.35%, 03/15/2015	100,000	107,634

		791,033

INDUSTRIALS 0.2%
Commercial Services & Supplies 0.1%
ARAMARK Corp., 8.50%, 02/01/2015	50,000	48,000
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	20,000	17,385
9.25%, 05/01/2021	95,000	94,059
Corrections Corporation of America:
6.75%, 01/31/2014	5,000	4,888
7.50%, 05/01/2011	5,000	5,025
Geo Group, Inc., 8.25%, 07/15/2013	5,000	4,788

		174,145

Machinery 0.1%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	235,000	74,025

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
INDUSTRIALS continued
Trading Companies & Distributors 0.0%
United Rentals, Inc., 6.50%, 02/15/2012	$70,000	$63,000

INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.0%
EchoStar Corp.:
6.625%, 10/01/2014	45,000	41,963
7.125%, 02/01/2016	10,000	9,400
7.75%, 05/31/2015	25,000	23,875

		75,238

Electronic Equipment, Instruments & Components 0.2%
Anixter International, Inc., 10.00%, 03/15/2014	55,000	52,800
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	50,000	45,250
Jabil Circuit, Inc.:
5.875%, 07/15/2010	10,000	9,550
8.25%, 03/15/2018	225,000	186,750
Sanmina-SCI Corp., 8.125%, 03/01/2016	30,000	15,300

		309,650

MATERIALS 0.4%
Chemicals 0.2%
Huntsman, LLC, 11.625%, 10/15/2010	45,000	46,013
Lubrizol Corp., 8.875%, 02/01/2019	20,000	21,735
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	15,000	5,213
10.125%, 12/01/2014	26,525	5,968
Mosaic Co.:
7.30%, 01/15/2028	85,000	69,434
7.625%, 12/01/2016 144A	80,000	80,514

		228,877

Construction Materials 0.1%
CPG International, Inc.:
10.50%, 07/01/2013	160,000	72,800
FRN, 8.56%, 07/01/2012	35,000	15,925
CRH America, Inc.:
5.625%, 09/30/2011	25,000	22,535
8.125%, 07/15/2018	90,000	75,174

		186,434

Metals & Mining 0.0%
AK Steel Corp., 7.75%, 06/15/2012	30,000	27,000
Freeport-McMoRan Copper & Gold, Inc., 8.25%, 04/01/2015	25,000	24,653

		51,653

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Paper & Forest Products 0.1%
Georgia Pacific Corp., 8.875%, 05/15/2031	$5,000	$4,300
International Paper Co., 7.95%, 06/15/2018	135,000	117,624
Verso Paper Holdings, LLC, 9.125%, 08/01/2014	25,000	11,625

		133,549

TELECOMMUNICATION SERVICES 1.9%
Diversified Telecommunication Services 0.8%
Citizens Communications Co.:
7.875%, 01/15/2027	85,000	66,725
9.25%, 05/15/2011	55,000	58,163
FairPoint Communications, Inc., 13.125%, 04/01/2018	15,000	4,181
Frontier Communications Corp., 8.25%, 05/01/2014	95,000	93,813
New Jersey Bell Telephone Co., 7.85%, 11/15/2029	750,000	704,585
Qwest Corp.:
6.50%, 06/01/2017	18,000	16,110
7.50%, 06/15/2023	35,000	28,000
7.875%, 09/01/2011	150,000	149,625
8.375%, 05/01/2016 144A	15,000	15,000
8.875%, 03/15/2012	90,000	91,800

		1,228,002

Wireless Telecommunication Services 1.1%
AT&T Wireless, 8.125%, 05/01/2012	1,300,000	1,437,455
Centennial Communications Corp., 8.125%, 02/01/2014	100,000	104,250
Cricket Communications, Inc., 9.375%, 11/01/2014	10,000	9,950
MetroPCS Communications, Inc., 9.25%, 11/01/2014	70,000	70,438
Sprint Nextel Corp.:
6.90%, 05/01/2019	10,000	8,350
Ser. D, 7.375%, 08/01/2015	100,000	71,875
Ser. E, 6.875%, 10/31/2013	135,000	104,287

		1,806,605

UTILITIES 0.6%
Electric Utilities 0.4%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	165,000	166,752
CMS Energy Corp., 8.50%, 04/15/2011	15,000	15,391
Edison Mission Energy, 7.00%, 05/15/2017	5,000	3,800
Energy Future Holdings Corp., 11.25%, 11/01/2017	90,000	46,575
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	141,273	139,860
Mirant North America, LLC, 7.375%, 12/31/2013	35,000	33,862
NRG Energy, Inc., 7.375%, 02/01/2016	120,000	115,800
Orion Power Holdings, Inc., 12.00%, 05/01/2010	160,000	168,000
Public Service Company of New Mexico, 7.95%, 04/01/2015	20,000	18,429

		708,469

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Gas Utilities 0.1%
ONEOK, Inc., 8.625%, 03/01/2019	$75,000	$76,354

Independent Power Producers & Energy Traders 0.1%
AES Corp., 8.00%, 10/15/2017	5,000	4,600
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	50,000	47,250
7.125%, 05/15/2018	15,000	9,225
7.50%, 06/01/2015	10,000	7,900
Reliant Energy, Inc.:
7.625%, 06/15/2014	65,000	58,988
7.875%, 06/15/2017	10,000	8,975

		136,938

Multi-Utilities 0.0%
NorthWestern Corp., 6.34%, 04/01/2019 144A	10,000	9,884
PNM Resources, Inc., 9.25%, 05/15/2015	15,000	13,613

		23,497

Total Corporate Bonds (cost $50,536,470)		41,084,183

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 3.6%
CONSUMER DISCRETIONARY 0.1%
Media 0.1%
Central European Media Enterprises, Ltd., 8.25%, 05/15/2012 EUR	170,000	167,571

CONSUMER STAPLES 0.6%
Beverages 0.1%
Canandaigua Brands, Inc., 8.50%, 11/15/2009 GBP	50,000	75,077
Central European Distribution Corp., 8.00%, 07/25/2012 EUR	40,000	37,841
Remy Cointreau SA, 5.20%, 01/15/2012 EUR	5,000	5,987

		118,905

Food & Staples Retailing 0.4%
Carrefour SA, 3.625%, 05/06/2013 EUR	250,000	331,756
Casino Guichard-Perrachon SA, 6.375%, 04/04/2013 EUR	50,000	68,001
Tesco plc, 5.875%, 09/12/2016 EUR	150,000	211,455

		611,212

Tobacco 0.1%
British American Tobacco plc, 5.875%, 03/12/2015 EUR	150,000	205,285

FINANCIALS 1.9%
Capital Markets 0.1%
Ahold Finance USA, Inc., 6.50%, 03/14/2017 GBP	65,000	91,830

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
FINANCIALS continued
Commercial Banks 0.8%
KfW Bankengruppe, 15.50%, 01/25/2010 TRY	240,000	$155,229
Kreditanstalt fur Wiederaufbau:
5.25%, 01/12/2012 GBP	65,000	103,016
6.375%, 02/17/2015 NZD	585,000	342,006
Landwirtschaftliche Rentenbank:
4.375%, 11/27/2017 EUR	150,000	209,273
5.75%, 01/21/2015 AUD	610,000	448,350

		1,257,874

Consumer Finance 0.6%
ABB International Finance, Ltd., 6.50%, 11/30/2011 EUR	250,000	351,539
JTI UK Finance plc, 4.625%, 06/10/2011 EUR	150,000	202,562
Toyota Motor Credit Corp., 5.125%, 01/17/2012 GBP	205,000	308,788
Virgin Media Finance plc, 9.75%, 04/15/2014 GBP	50,000	69,159
Wind Acquisition Finance SpA, 9.75%, 12/01/2015 EUR	70,000	86,597

		1,018,645

Diversified Financial Services 0.4%
Dubai Holding Commercial Operations Group, LLC, 6.00%, 02/01/2017 GBP	100,000	81,919
European Investment Bank:
3.625%, 10/15/2013 EUR	70,000	96,146
6.00%, 07/15/2009 NZD	450,000	255,258
FMG Finance Property, Ltd., 9.75%, 09/01/2013 EUR	60,000	65,890
General Electric Capital Corp., 3.375%, 02/08/2012 EUR	120,000	152,887

		652,100

HEALTH CARE 0.2%
Pharmaceuticals 0.2%
GlaxoSmithKline plc, 5.625%, 12/13/2017 EUR	250,000	351,732

INDUSTRIALS 0.1%
Aerospace & Defense 0.0%
Bombardier, Inc., 7.25%, 11/15/2016 EUR	70,000	68,536

Commercial Services & Supplies 0.1%
Iron Mountain, Inc., 6.75%, 10/15/2018 EUR	70,000	75,483

Machinery 0.0%
Savcio Holdings, Ltd., 8.00%, 02/15/2013 EUR	50,000	43,993

MATERIALS 0.1%
Chemicals 0.0%
Rockwood Specialties Group, Inc., 7.625%, 11/15/2014 EUR	50,000	56,231

Containers & Packaging 0.1%
Owens-Illinois European Group BV, 6.875%, 03/31/2017 EUR	70,000	81,503

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
MATERIALS continued
Metals & Mining 0.0%
New World Resources NV, 7.375%, 05/15/2015 EUR	60,000	$52,395

TELECOMMUNICATION SERVICES 0.3%
Diversified Telecommunication Services 0.3%
France Telecom, 7.50%, 03/14/2011 GBP	270,000	431,644
Nordic Telephone Co., 8.25%, 05/01/2016 EUR	50,000	59,870

		491,514

UTILITIES 0.3%
Electric Utilities 0.1%
E.On International Finance BV, 5.75%, 05/07/2020 EUR	100,000	138,840

Multi-Utilities 0.2%
Veolia Environnement SA, 4.00%, 02/12/2016 EUR	200,000	243,603

Water Utilities 0.0%
Nalco Holdings Co., 7.75%, 11/15/2011 EUR	45,000	59,540

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $6,582,807)		5,786,792

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 6.2%
Australia, 6.00%, 10/14/2015 AUD	455,000	343,788
Brazil:
7.375%, 02/03/2015 EUR	210,000	302,163
10.25%, 01/10/2028 BRL	350,000	144,864
Canada:
4.25%, 02/27/2013 EUR	100,000	136,773
4.25%, 06/01/2018 CAD	830,000	766,886
Colombia, 11.50%, 05/31/2011 EUR	50,000	74,590
France:
2.25%, 07/25/2020 EUR	450,494	619,895
4.25%, 04/25/2019 EUR	755,000	1,052,164
Germany, 4.25%, 07/04/2039 EUR	360,000	503,990
Hungary, 4.50%, 02/06/2013 EUR	120,000	145,928
Korea, 5.25%, 03/10/2027 KRW	465,000,000	374,539
Malaysia:
3.83%, 09/28/2011 MYR	1,450,000	417,985
3.87%, 04/13/2010 MYR	1,350,000	385,723
Mexico:
4.25%, 06/16/2015 EUR	100,000	124,371
5.50%, 02/17/2020 EUR	320,000	381,053
8.00%, 12/07/2023 MXN	5,400,000	392,863
10.00%, 12/05/2024 MXN	2,095,000	179,969
Morocco, 5.375%, 06/27/2017 EUR	65,000	80,883

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

FOREIGN BONDS – GOVERNMENT (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) continued
Netherlands, 4.00%, 07/15/2018 EUR	1,005,000	$1,371,096
New Zealand, 6.00%, 12/15/2017 NZD	105,000	62,264
Norway, 5.00%, 05/15/2015 NOK	3,900,000	643,157
Philippines, 6.25%, 03/15/2016 EUR	200,000	236,173
Poland, 5.50%, 03/12/2012 EUR	250,000	347,383
South Africa, 5.25%, 05/16/2013 EUR	100,000	129,664
Sweden:
3.75%, 08/12/2017 SEK	2,850,000	370,952
4.50%, 08/12/2015 SEK	2,100,000	287,539
Ukraine, 4.95%, 10/13/2015 EUR	50,000	34,401
United Kingdom, 4.75%, 09/07/2015 GBP	48,000	79,155

Total Foreign Bonds – Government (Principal Amount Denominated in Currency Indicated) (cost $10,610,849)		9,990,211

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 1.3%
FIXED-RATE 1.3%
Banc of America Mtge. Securities, Inc., Ser. 2005-D, Class 2A6, 4.79%, 05/25/2035	$3,255,000	2,077,448
Harborview NIM Corp., Ser. 2006-14, Class N2, 8.35%, 03/19/2038 144A • ☐	469,183	4,692

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $3,634,428)		2,082,140

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 11.2%
FIXED-RATE 4.7%
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	165,000	78,609
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	1,568,987	882,963
CSMC Mtge. Backed Trust, Ser. 2007-4R, Class 1A1, 5.69%, 10/26/2036 144A	405,000	161,793
First Horizon Mtge. Pass Through Trust, Ser. 2007-AR2, Class 2A1, 5.87%, 07/25/2037	2,493,056	1,335,822
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	165,000	75,977
GSAA Home Equity Trust, Ser. 2007-10, Class A1A, 6.00%, 11/25/2037	1,245,351	656,633
GSR Mtge. Loan Trust, Ser. 2006-8F, Class 4A3, 6.50%, 09/25/2036	580,000	88,786
Morgan Stanley Capital I, Inc., Ser. 2007-13, Class 5A1, 5.50%, 10/25/2037	3,392,619	1,722,614
PHH Alternative Mtge. Trust, Ser. 2007-01, Class 21A, 6.00%, 02/25/2037	723,493	375,915
Washington Mutual, Inc., Ser. 2005-AR3, Class A1, 4.64%, 03/25/2035	1,357,594	953,205
Wells Fargo Mtge. Backed Securities Trust, Ser. 2006-AR10, Class 5A1, 5.59%, 07/25/2036	2,168,596	1,349,745

		7,682,062

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FLOATING-RATE 6.5%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 2.59%, 09/25/2046	$132,938	$49,153
Ser. 2007-1, Class A1, 2.52%, 02/25/2047	25,087	7,573
Banc of America Comml. Mtge., Inc., Ser. 2007-04, Class A4, 5.94%, 02/10/2051	140,000	109,488
Citigroup Mtge. Loan Trust, Inc., Ser. 2005-7, Class 2A3A, 5.16%, 09/25/2035	2,776,965	1,699,080
GSR Mtge. Loan Trust, Ser. 2007-AR1, Class 2A1, 5.99%, 03/25/2037	77,853	44,043
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.69%, 12/25/2036	145,000	20,662
MASTR Reperforming Loan Trust, Ser. 2006-2, Class 1A1, 5.89%, 05/25/2046 144A	2,263,268	1,756,138
Merrill Lynch Countrywide Comml. Mtge. Trust, Ser. 2007-8,Class A3, 5.96%, 07/12/2017	3,530,000	2,671,968
Residential Funding Mtge. Securities, Ser. 2007-SA3, Class 2A1, 5.76%, 07/27/2037	3,189,353	1,757,306
Washington Mutual, Inc. Mtge. Pass-Through Cert.:
Ser. 2006-AR09, Class 2A, 2.47%, 11/25/2046	48,075	14,436
Ser. 2006-AR17, Class 1A1B, 2.44%, 12/25/2046	2,302,571	429,508
Ser. 2007-HY7, Class 3A2, 5.86%, 07/25/2037	2,663,025	1,526,362
Ser. 2007-OA5, Class 1A1B, 2.38%, 06/25/2047	2,087,233	353,504

		10,439,221

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $32,721,983)		18,121,283

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.1%
FIXED-RATE 0.1%
Financial Asset Securitization, Inc., Ser. 1997-NAM2, Class B-2, 7.88%, 07/25/2027	198,491	177,290

FLOATING-RATE 0.0%
Harborview Mtge. Loan Trust:
Ser. 2004-7, Class B4, 5.14%, 11/19/2034	2,339,070	89,165
Ser. 2005-8, Class 2B3, 3.98%, 09/19/2035 ☐	1,057,658	2,750

		91,915

Total Whole Loan Subordinate Collateralized Mortgage Obligations (cost $3,067,222)		269,205

U.S. TREASURY OBLIGATIONS 5.2%
U.S. Treasury Bonds, 3.50%, 02/15/2039	1,400,000	1,268,964
U.S. Treasury Notes:
2.75%, 02/15/2019	6,595,000	6,389,916
3.75%, 11/15/2018	700,000	736,150

Total U.S. Treasury Obligations (cost $8,627,013)		8,395,030

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE 3.6%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd., 9.125%, 04/15/2018	$5,000	$5,219

CONSUMER STAPLES 0.1%
Beverages 0.1%
Companhia Brasileira de Bebidas, 8.75%, 09/15/2013	115,000	126,788

ENERGY 0.1%
Oil, Gas & Consumable Fuels 0.1%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	90,000	40,500
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016 144A	430,000	156,950
9.50%, 12/01/2016	40,000	14,587

		212,037

FINANCIALS 0.5%
Consumer Finance 0.1%
KazMunaiGaz Finance Sub BV, 8.375%, 07/02/2013 144A	100,000	89,500
Petroplus Finance, Ltd.:
6.75%, 05/01/2014 144A	25,000	20,750
7.00%, 05/01/2017 144A	5,000	4,050

		114,300

Diversified Financial Services 0.4%
Corporacion Andina De Fomento, 5.75%, 01/12/2017	55,000	45,977
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	195,000	171,600
FRN, 5.26%, 09/01/2011 144A	60,000	53,400
Inter-American Development Bank, 7.25%, 05/24/2012	190,000	115,111
Preferred Term Securities XII, Ltd., FRN, 10.00%, 12/24/2033 • +	1,000,000	6,470
Shell International Finance BV, 4.00%, 03/21/2014	200,000	206,473
Ship Finance International, Ltd., 8.50%, 12/15/2013	110,000	80,300

		679,331

HEALTH CARE 0.3%
Health Care Equipment & Supplies 0.3%
Covidien, Ltd., 6.55%, 10/15/2037	500,000	495,073

INDUSTRIALS 0.2%
Road & Rail 0.2%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	295,000	240,425
9.375%, 05/01/2012	90,000	82,800

		323,225

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
MATERIALS 1.1%
Metals & Mining 1.1%
Alcan, Inc., 6.125%, 12/15/2033	$800,000	$546,031
ArcelorMittal SA, 5.375%, 06/01/2013	1,000,000	901,030
Barrick Gold Corp., 6.95%, 04/01/2019	25,000	26,486
Evraz Group SA:
8.875%, 04/24/2013 144A	55,000	37,950
9.50%, 04/24/2018 144A	100,000	62,250
Novelis, Inc., 7.25%, 02/15/2015	145,000	76,125
Rio Tinto, Ltd., 9.00%, 05/01/2019	70,000	72,091
Vedanta Resources plc, 9.50%, 07/18/2018 144A	165,000	121,275

		1,843,238

Paper & Forest Products 0.0%
Cascades, Inc., 7.25%, 02/15/2013	20,000	15,900

TELECOMMUNICATION SERVICES 1.0%
Diversified Telecommunication Services 0.2%
Telecom Italia SpA, 6.20%, 07/18/2011	200,000	201,611
Vimpel Communications:
8.375%, 04/30/2013 144A	15,000	12,113
9.125%, 04/30/2018 144A	130,000	93,275

		306,999

Wireless Telecommunication Services 0.8%
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	95,000	94,525
8.875%, 01/15/2015 144A	45,000	44,750
Vodafone Group plc:
5.625%, 02/27/2017	700,000	705,477
6.25%, 01/15/2016	290,000	410,031

		1,254,783

UTILITIES 0.3%
Electric Utilities 0.1%
Enersis SA, 7.375%, 01/15/2014	115,000	121,559

Multi-Utilities 0.2%
National Power Corp.:
6.875%, 11/02/2016	200,000	189,490
FRN, 6.40%, 08/23/2011	130,000	127,171

		316,661

Total Yankee Obligations – Corporate (cost $6,916,413)		5,815,113

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

YANKEE OBLIGATIONS – GOVERNMENT 1.8%
Argentina, 12.25%, 06/19/2018 •	$159,188	$19,501
Brazil:
7.125%, 01/20/2037	370,000	384,800
8.25%, 01/20/2034	410,000	468,425
Chile, 7.125%, 01/11/2012	125,000	138,475
China, 4.75%, 10/29/2013	100,000	104,971
Colombia:
7.375%, 01/27/2017	100,000	107,500
7.375%, 03/18/2019	200,000	211,220
8.125%, 05/21/2024	175,000	192,500
Emirates of Abu Dhabi, 5.50%, 08/02/2012	200,000	210,222
Indonesia, 6.75%, 03/10/2014	90,000	85,134
Mexico, 8.375%, 01/14/2011	190,000	209,380
Peru:
8.375%, 05/03/2016	155,000	180,575
8.75%, 11/21/2033	35,000	42,262
Russia:
11.00%, 07/24/2018	55,000	77,645
Sr. Disc. Note, Step Bond, 7.50%, 03/31/2030 †	144,000	141,621
Turkey, 7.00%, 09/26/2016	325,000	329,875

Total Yankee Obligations – Government (cost $3,011,581)		2,904,106

	Shares	Value

PREFERRED STOCKS 0.0%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
First Republic Capital Corp., 10.50% 144A (cost $55,855)	50	26,100

	Principal
	Amount	Value

CONVERTIBLE DEBENTURES 0.0%
INFORMATION TECHNOLOGY 0.0%
Communications Equipment 0.0%
Lucent Technologies, Inc., 2.875%, 06/15/2025 (cost $21,221)	$45,000	28,744

LOANS 0.4%
CONSUMER DISCRETIONARY 0.1%
General Motors Corp., FRN, 8.00%, 11/29/2013	52,188	34,728
Idearc, Inc., FRN:
3.75%, 11/13/2013	9,708	3,793
6.25%, 11/17/2014	74,256	28,588
Newsday, LLC, 9.75%, 07/15/2013	75,000	72,457
Tropicana Entertainment, LLC, FRN, 6.50%, 01/03/2012	105,000	29,401

		168,967

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

LOANS continued
CONSUMER STAPLES 0.0%
Merisant Co., FRN, 3.93%, 01/11/2010	$54,760	$42,987

FINANCIALS 0.0%
Realogy Corp., FRN:
3.50%, 09/01/2014	6,315	4,231
4.18%, 09/01/2014	23,457	15,713

		19,944

HEALTH CARE 0.0%
HCA, Inc., FRN, 3.75%, 11/18/2012	47,086	42,587

INDUSTRIALS 0.1%
Clarke American Corp., FRN, 2.93%-3.96%, 02/28/2014	48,595	34,630
Neff Corp., FRN, 3.97%, 11/30/2014	185,000	27,750

		62,380

INFORMATION TECHNOLOGY 0.0%
iPayment, Inc., FRN, 2.45%-3.23%, 05/10/2013	43,068	27,404

MATERIALS 0.2%
Graham Packaging Co., FRN, 2.69%-2.81%, 10/07/2011	24,564	21,391
LyondellBasell, FRN:
5.94%, 12/15/2009	91,132	71,084
13.00%, 12/15/2009 <	91,177	93,204
Novelis, Inc., FRN:
2.43%, 07/06/2014	20,261	14,558
3.22%, 07/06/2014	44,575	32,028

		232,265

Total Loans (cost $818,596)		596,534

DEPOSITORY SHARES 0.3%
FINANCIALS 0.3%
Wells Fargo Capital XIII, FRN, 7.70%, 12/29/2049 ° (cost $800,000)	800,000	512,381

	Shares	Value

SHORT-TERM INVESTMENTS 18.2%
MUTUAL FUND SHARES 18.2%
Evergreen Institutional Money Market Fund, Class I, 0.57% q ø ## (cost $29,558,025)	29,558,025	29,558,025

Total Investments (cost $226,135,430) 110.2%		178,456,777
Other Assets and Liabilities (10.2%)		(16,530,285)

Net Assets 100.0%		$161,926,492

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

#	When-issued or delayed delivery security
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
@	Security is currently paying interest in-kind.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
+	Security is deemed illiquid.
†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

<	All or a portion of the position represents an unfunded loan commitment.
°

Investment in non-controlled affiliate. At April 30, 2009, the Fund invested in securities issued by Wells Fargo & Co. with a cost basis of $800,000 and earned $35,975 of income for the period from October 3, 2008 to April 30, 2009 which is included in income from affiliated issuers.

q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

Summary of Abbreviations

AUD	Australian Dollar
BRL	Brazil Real
CAD	Canadian Dollar
CDO	Collateralized Debt Obligation
EUR	Euro
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GBP	Great British Pound
GNMA	Government National Mortgage Association
KRW	Republic of Korea Won
MASTR	Mortgage Asset Securitization Transactions, Inc.
MXN	Mexican Peso
MYR	Malaysian Ringgit
NIM	Net Interest Margin
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TBA	To Be Announced
TRY	Turkey New Lira

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited)*:

AAA	45.9%
AA	11.1%
A	11.5%
BBB	11.1%
BB	14.0%
B	2.8%
CCC	3.3%
Less than CCC	0.2%
NR	0.1%

100.0%

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

April 30, 2009

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited)*:

Less than 1 year	18.2%
1 to 3 year(s)	18.2%
3 to 5 years	11.8%
5 to 10 years	37.5%
10 to 20 years	7.2%
20 to 30 years	7.1%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $195,777,405)	$148,386,371
Investments in affiliated issuers, at value (cost $30,358,025)	30,070,406

Total investments	178,456,777
Cash	19,639
Segregated cash	1,307,629
Foreign currency, at value (cost $496,687)	498,811
Receivable for securities sold	2,414,121
Principal paydown receivable	12,268
Receivable for Fund shares sold	47,352
Dividends and interest receivable	2,180,749
Premiums paid on credit default swap transactions	8,093
Unrealized gains on forward foreign currency exchange contracts	244,244
Unrealized gains on credit default swap transactions	44,173
Prepaid expenses and other assets	183,321

Total assets	185,417,177

Liabilities
Dividends payable	304,270
Payable for securities purchased	21,822,516
Payable for Fund shares redeemed	203,388
Unrealized losses on forward foreign currency exchange contracts	697,902
Unrealized losses on credit default swap transactions	213,942
Premiums received on credit default swap transactions	152,214
Advisory fee payable	795
Distribution Plan expenses payable	1,298
Due to other related parties	4,908
Accrued expenses and other liabilities	89,452

Total liabilities	23,490,685

Net assets	$161,926,492

Net assets represented by
Paid-in capital	$244,069,294
Undistributed net investment income	284,728
Accumulated net realized losses on investments	(34,125,251)
Net unrealized losses on investments	(48,302,279)

Total net assets	$161,926,492

Net assets consists of
Class A	$110,982,424
Class B	6,199,988
Class C	13,628,203
Class I	31,115,877

Total net assets	$161,926,492

Shares outstanding (unlimited number of shares authorized)
Class A	11,148,570
Class B	622,781
Class C	1,368,784
Class I	3,123,776

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES continued

April 30, 2009

Net asset value per share
Class A	$9.95
Class A — Offering price (based on sales charge of 4.75%)	$10.45
Class B	$9.96
Class C	$9.96
Class I	$9.96

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest (net of foreign withholding taxes of $1,776)	$13,415,909
Dividends	383,998
Income from affiliated issuers	354,958
Securities lending	10,860

Total investment income	14,165,725

Expenses
Advisory fee	896,061
Distribution Plan expenses
Class A	335,542
Class B	95,604
Class C	168,421
Administrative services fee	198,596
Transfer agent fees	498,870
Trustees’ fees and expenses	4,113
Printing and postage expenses	57,832
Custodian and accounting fees	111,322
Registration and filing fees	64,442
Professional fees	52,270
Other	6,926

Total expenses	2,489,999
Less: Expense reductions	(608)
Fee waivers	(553,276)

Net expenses	1,936,115

Net investment income	12,229,610

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(15,293,702)
Foreign currency related transactions	2,219,515
Credit default swap transactions	(2,274,330)
Total return swap transactions	(10,335,332)

Net realized losses on investments	(25,683,849)

Net change in unrealized gains or losses on:
Securities
Unaffiliated issuers	(34,464,429)
Affiliated issuers	(287,619)
Foreign currency related transactions	(387,597)
Credit default swap transactions	934,955
Total return swap transactions	(1,067,061)

Net change in unrealized gains or losses on investments	(35,271,751)

Net realized and unrealized gains or losses on investments	(60,955,600)

Net decrease in net assets resulting from operations	$(48,725,990)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009		2008

Operations
Net investment income		$12,229,610		$14,337,171
Net realized losses on investments		(25,683,849)		(7,394,918)
Net change in unrealized gains or losses on investments		(35,271,751)		(13,145,686)

Net decrease in net assets resulting from operations		(48,725,990)		(6,203,433)

Distributions to shareholders from
Net investment income
Class A		(2,024,222)		(6,841,784)
Class B		(71,321)		(438,612)
Class C		(127,110)		(691,872)
Class I		(669,212)		(2,077,072)
Tax return of capital
Class A		(6,236,987)		(2,666,944)
Class B		(437,360)		(214,425)
Class C		(780,963)		(388,870)
Class I		(1,764,937)		(757,769)

Total distributions to shareholders		(12,112,112)		(14,027,348)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	190,005	2,158,823	645,781	9,130,480
Class B	69,908	768,868	207,305	2,925,612
Class C	156,253	1,637,575	225,175	3,194,094
Class I	32,810	390,276	62,125	874,257

		4,955,542		16,124,443

Net asset value of shares issued in reinvestment of distributions
Class A	508,131	5,637,630	449,451	6,347,504
Class B	28,958	325,720	29,046	410,033
Class C	51,865	574,540	44,486	628,139
Class I	121,278	1,345,563	108,074	1,526,367

		7,883,453		8,912,043

Automatic conversion of Class B shares to Class A shares
Class A	126,366	1,313,399	51,162	717,162
Class B	(126,366)	(1,313,399)	(51,162)	(717,162)

		0		0

Payment for shares redeemed
Class A	(2,189,480)	(24,849,331)	(2,435,890)	(34,383,483)
Class B	(366,341)	(4,147,312)	(283,010)	(3,986,296)
Class C	(458,282)	(5,129,146)	(322,517)	(4,543,748)
Class I	(586,652)	(6,666,414)	(522,589)	(7,353,155)

		(40,792,203)		(50,266,682)

Net decrease in net assets resulting from capital share transactions		(27,953,208)		(25,230,196)

Total decrease in net assets		(88,791,310)		(45,460,977)

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2009	2008

Net assets
Beginning of period	$250,717,802	$296,178,779

End of period	$161,926,492	$250,717,802

Undistributed (overdistributed) net investment income	$284,728	$(323,900)

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Core Plus Bond Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Futures contracts

The Fund is subject to interest rate risk, equity price risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against changes in, security values. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk

NOTES TO FINANCIAL STATEMENTS continued

to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

e. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

f. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

g. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

h. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has

NOTES TO FINANCIAL STATEMENTS continued

the right under the lending agreement to recover the securities from the borrower on demand.

i. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

j. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

NOTES TO FINANCIAL STATEMENTS continued

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

k. Total return swaps

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to

NOTES TO FINANCIAL STATEMENTS continued

cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

l. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

m. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

n. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net realized foreign currency gains or losses, expiration of capital loss carryovers, premium amortization, mortgage paydown gains and losses, and swap contracts. During the year ended April 30, 2009, the following amounts were reclassified:

Paid-in capital	$(14,769,764)
Undistributed net investment income	(8,729,117)
Accumulated net realized losses on investments	23,498,881

o. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calcu-

NOTES TO FINANCIAL STATEMENTS continued

lated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.45% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

First International Advisors, LLC, d/b/a Evergreen International Advisors, an affiliate of EIMC and a majority-owned subsidiary of Wells Fargo, is also an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreements between EIMC and the Fund’s sub-advisors would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with each sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen International Advisors, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with each sub-advisor to the Fund.

NOTES TO FINANCIAL STATEMENTS continued

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with each sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $553,276.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.25% of the Fund’s average daily net assets.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2009, EIS received $2,762 from the sale of Class A shares and $34,174 and $1,512 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

NOTES TO FINANCIAL STATEMENTS continued

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2009:

Cost of Purchases		Proceeds from Sales

U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government

$200,226,586	$140,283,799	$224,095,183	$162,684,782

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$37,953,055	$0
Level 2 – Other Significant Observable Inputs	136,686,280	(623,427)
Level 3 – Significant Unobservable Inputs	3,817,442	0

Total	$178,456,777	$(623,427)

*	Other financial instruments include forwards and swap contracts.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities

Balance as of May 1, 2008	$6,283,790
Realized gain (loss)	(5,569)
Change in unrealized appreciation (depreciation)	(3,832,162)
Net purchases (sales)	(1,033,636)
Transfers in and/or out of Level 3	2,405,019

Balance as of April 30, 2009	$3,817,442

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2009	$(3,484,380)

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2009, the Fund had unfunded loan commitments of $40,383.

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $226,281,451. The gross unrealized appreciation and depreciation on securities based on tax cost was $1,898,200 and $49,722,874, respectively, with a net unrealized depreciation of $47,824,674.

As of April 30, 2009, the Fund had $25,929,160 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2010	2013	2015	2016	2017

$4,586,980	$4,295,612	$3,669,132	$4,304,664	$9,072,772

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October losses of $8,050,070.

6. DERIVATIVE TRANSACTIONS

At April 30, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Buy:

Exchange Date	Contracts to Receive		U.S. Value at April 30, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

05/07/2009	218,575,000	JPY	$2,216,335	$2,460,391	$(244,056)
05/20/2009	895,000	EUR	1,184,114	1,127,270	56,844
05/20/2009	5,380,000	MXN	388,589	387,078	1,511
05/26/2009	64,000,000	JPY	649,127	682,798	(33,671)
06/16/2009	260,500	GBP	385,360	389,018	(3,658)

Exchange Date	Contracts to Receive		U.S. Value at April 30, 2009	In Exchange for		U.S. Value at April 30, 2009	Unrealized Gain (Loss)

05/07/2009	7,050,000	JPY	$71,487	59,743	EUR	$79,046	$(7,559)
05/07/2009	67,000,000	JPY	679,375	592,265	EUR	783,620	(104,245)
05/12/2009	39,800,000	JPY	403,597	853,711	NZD	482,706	(79,109)
05/13/2009	75,930,000	JPY	769,989	567,175	GBP	839,043	(69,054)
05/13/2009	435,000	GBP	643,511	57,872,835	JPY	586,876	56,635
05/20/2009	132,802	EUR	175,701	2,500,000	MXN	180,571	(4,870)
05/20/2009	2,500,000	MXN	180,571	131,568	EUR	174,069	6,502
05/26/2009	1,160,000	EUR	1,534,686	140,239,360	JPY	1,422,393	112,293
06/25/2009	115,000	EUR	152,125	15,106,400	JPY	153,288	(1,163)
06/30/2009	496,845	EUR	657,222	5,410,000	SEK	672,513	(15,291)

NOTES TO FINANCIAL STATEMENTS continued

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver		U.S. Value at April 30, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

05/12/2009	590,000	NZD	$333,598	$313,615	$(19,983)
05/20/2009	264,224	EUR	349,577	360,000	10,423
05/20/2009	1,050,000	EUR	1,389,183	1,387,680	(1,503)
05/20/2009	5,380,000	MXN	388,589	361,547	(27,042)
05/20/2009	295,000	EUR	390,294	388,840	(1,454)
06/02/2009	325,000	EUR	429,966	414,814	(15,152)
06/16/2009	700,000	GBP	1,035,517	967,540	(67,977)
08/06/2009	25,000	EUR	33,064	32,550	(514)
08/06/2009	43,214	EUR	57,154	55,659	(1,495)
10/01/2009	10,185	EUR	13,469	13,505	36
10/15/2009	15,088	EUR	19,953	19,847	(106)

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At April 30, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/10/2010	Goldman Sachs	Duke Realty, Ltd., 5.40%, 08/15/2014 #	BBB	$500,000	0.75%	Quarterly	$(55,443)	$0	$(55,443)
09/20/2012	Morgan Stanley	Duke Realty, Ltd., 5.40%, 08/15/2014 #	BBB	500,000	0.90%	Quarterly	(98,697)	0	(98,697)
09/20/2013	Deutsche Bank	General Electric Co., 4.00%, 09/20/2013 #	AA+	15,000	4.00%	Quarterly	(1,373)	0	(1,373)
12/20/2013	CitiBank	General Electric Co., 4.50%, 12/20/2013 #	AA+	25,000	6.65%	Quarterly	13	0	13
12/20/2013	Goldman Sachs	General Electric Co., 4.50%, 12/20/2013 #	AA+	20,000	4.50%	Quarterly	(1,526)	0	(1,526)
03/20/2014	Goldman Sachs	General Electric Co., 4.50%, 12/20/2013 #	AA+	20,000	5.10%	Quarterly	(1,033)	0	(1,033)

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on debt obligations – Sell protection (continued)

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	Deutsche Bank	General Electric Co., 4.00%, 09/20/2013 #	AA+	$30,000	5.00%	Quarterly	$(1,680)	$(2,603)	$923
06/20/2014	Goldman Sachs	General Electric Capital Corp., 4.50%, 12/20/2013 #	AA+	40,000	5.00%	Quarterly	(2,240)	(3,171)	931

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2012	Morgan Stanley	Dow Jones CDX, North American Investment Grade Index #	BBB+	$976,000	0.35%	Monthly	$(54,476)	$(3,759)	$(50,717)
12/13/2049	Credit Suisse First Boston	CMBX North America AA Index #	AAA	80,000	0.08%	Monthly	(21,295)	(27,159)	5,864
12/13/2049	Goldman Sachs	CMBX North America AA Index #	AAA	290,000	0.08%	Monthly	(77,194)	(113,636)	36,442

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	Deutsche Bank	Humana, Inc., 1.00%, 08/01/2010 ##	BBB	$15,000	1.00%	Quarterly	$1,556	$1,687	$(131)
06/20/2014	Goldman Sachs	Motorola, Inc., 6.15%, 03/20/2014 #	BB+	40,000	1.00%	Quarterly	1,651	4,029	(2,378)

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.
@	Rating represents an average rating for the underlying securities within the index.

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on debt obligations – Buy protection (continued)

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	UBS	Expedia, Inc., 6.65%, 03/20/2014 #	BB	$60,000	5.00%	Quarterly	$(3,186)	$(1,886)	$(1,300)
06/20/2014	UBS	Motorola, Inc., 5.80%, 03/20/2014 #	BB+	25,000	1.00%	Quarterly	1,033	2,377	(1,344)

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.
@	Rating represents an average rating for the underlying securities within the index.

During the year ended April 30, 2009, the Fund had an average notional balance of $12,000,000 on credit default swaps. As of April 30, 2009, the Fund did not have any open total return swaps but had an average notional balance of $13,000,000 during the year ended April 30, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On April 30, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $318,143. As of April 30, 2009, the Fund had segregated $1,307,629 as cash collateral for outstanding swap transactions.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets-Net unrealized losses on investments	$244,244	Unrealized losses on forward foreign currency exchange contracts, Net assets-Net unrealized losses on investments	$697,902

NOTES TO FINANCIAL STATEMENTS continued

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Credit contracts	Unrealized gains on credit default swap transactions, Net assets-Net unrealized losses on investments	44,173	Unrealized losses on credit default swap transactions, Net assets-Net unrealized losses on investments	213,942

		$288,417		$911,844

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Forward Currency Contracts	Credit Default Swaps	Total Return Swaps	Total

Forward foreign currency contracts	$2,271,990	$0	$0	$2,271,990
Credit contracts	0	(2,274,330)	0	(2,274,330)
Interest rate contracts	0	0	(10,335,332)	(10,335,332)

	$2,271,990	$(2,274,330)	$(10,335,332)	$(10,337,672)

	Change in Unrealized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Forward Currency Contracts	Credit Default Swaps	Total Return Swaps	Total

Forward foreign currency contracts	$(386,926)	$0	$0	$(386,926)
Credit contracts	0	934,955	0	934,955
Interest rate contracts	0	0	(1,067,061)	(1,067,061)

	$(386,926)	$934,955	$(1,067,061)	$(519,032)

7. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2009, the Fund did not participate in the interfund lending program.

8. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/Tax Differences

$47,824,873	$33,979,230	$(338,699)

NOTES TO FINANCIAL STATEMENTS continued

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, forward contracts and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid was as follows:

	Year Ended April 30,

	2009	2008

Ordinary Income	$2,891,865	$10,049,340
Return of Capital	9,220,247	3,978,008

9. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

10. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

11. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended April 30, 2009, the Fund had no borrowings.

12. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth

NOTES TO FINANCIAL STATEMENTS continued

of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40,125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

13. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an

NOTES TO FINANCIAL STATEMENTS continued

asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

14. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-l fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Core Plus Bond Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Core Plus Bond Bond Fund as of April 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2009

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

The Fund paid total distributions of $12,112,112 during the year ended April 30, 2009 of which 23.88% was from ordinary taxable income and 76.12% was from a non-taxable return of capital. Shareholders of the Fund will receive in early 2010 a Form 1099-DIV that will inform them of the tax character of this distribution as well as all other distributions made by the Fund in calendar year 2009.

ADDITIONAL INFORMATION (unaudited) continued

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$83,568,661
Net assets voted “Against”	$3,019,103
Net assets voted “Abstain”	$5,218,408

Proposal 1b — To consider and act upon a new sub-advisory agreement with First International Advisors, LLC, d/b/a Evergreen International Advisors:

Net assets voted “For”	$82,790,188
Net assets voted “Against”	$3,590,032
Net assets voted “Abstain”	$5,425,835

Proposal 1c — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc.:

Net assets voted “For”	$82,268,266
Net assets voted “Against”	$3,523,920
Net assets voted “Abstain”	$6,013,917

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TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS

W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

566659 rv6 06/2009

Evergreen Diversified Income Builder Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
20	STATEMENT OF ASSETS AND LIABILITIES
21	STATEMENT OF OPERATIONS
22	STATEMENTS OF CHANGES IN NET ASSETS
24	NOTES TO FINANCIAL STATEMENTS
33	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
34	ADDITIONAL INFORMATION
36	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen Diversified Income Builder Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the fall of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

1

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Evergreen Diversified Income Builder Fund’s manager maintained an emphasis on better-quality, high-yield corporate bonds while also increasing the exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

3

FUND AT A GLANCE

as of April 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Portfolio Manager:

Margaret D. Patel

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2009.

The Equity style box placement is based on 10 growth and valuation measures for each fund holding and the median size of the companies in which the fund invests.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 4/14/1987

Class inception date	Class A 4/14/1987	Class B 2/1/1993	Class C 2/1/1993	Class I 1/13/1997

Nasdaq symbol	EKSAX	EKSBX	EKSCX	EKSYX

Average annual return*

1-year with sales charge	-23.43%	-23.78%	-20.78%	N/A

1-year w/o sales charge	-19.64%	-19.99%	-20.03%	-19.85%

5-year	-2.38%	-2.38%	-2.08%	-1.27%

10-year	2.09%	1.88%	1.87%	2.89%

Maximum sales charge	4.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen Diversified Income Builder Fund Class A shares versus a similar investment in the Evergreen Diversified Income Builder Blended Index (EDIBBI), the Merrill Lynch High Yield Master Index† (MLHYMI), the Russell 1000 Index (Russell 1000) and the Consumer Price Index (CPI).

The EDIBBI, the MLHYMI and the Russell 1000 are unmanaged market indexes and do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

The Evergreen Diversified Income Builder Blended Index is composed of the following indexes: MLHYMI (75%) and Russell 1000 (25%).

†	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -19.64% for the twelve-month period ended April 30, 2009, excluding any applicable sales charges. During the same period, the EDIBBI returned -19.98%, the MLHYMI returned -14.48% and the Russell 1000 returned -35.30%.

The fund seeks high current income from investments in income-producing securities. Secondarily, the fund considers potential for growth of capital in selecting securities.

Investment process

The fiscal year saw a period of increasing economic uncertainty in both domestic and foreign capital markets. Worries about the slumping housing industry and a meltdown in the subprime mortgage market dominated through 2008, with severe market volatility and sharp corrections in both equities and high yield corporates, as investors sought out the safest securities. A dramatic flight to quality in the third quarter of 2008 sent down the values of most stocks and corporate bonds substantially, and values continued to decline throughout the rest of the calendar year and through the first quarter of 2009.

In response to this volatile backdrop, we increased the fund’s fixed income allocation slightly each quarter, from an allocation at the beginning of the investment year of approximately 75% to an allocation of approximately 83% as of April 30, 2009. At the same time we decreased our equity holdings over the twelve-month period from approximately 25% of net assets to approximately 17%.

In both our fixed income and equity portfolios, we emphasized securities of energy exploration and production, energy services, basic materials and specialized industrialized companies throughout the year. Despite steep slumps in these securities during the fourth quarter of 2008, we continue to have confidence in their long-term prospects. We believe that resource-based companies, especially in the Energy and Materials sectors, should benefit from limited global supply at a time of long-term growing demand, despite short-term swings, both positive and negative. We also believe that industrial companies with specialized proprietary services, especially those geared to serving global trends for energy efficiency, higher productivity, infrastructure development and tighter environmental restrictions, should have attractive long-term investment characteristics, despite occasional periods of economic downturn. We kept an underweight during the fiscal year in financial services, automotive and housing-related industries because of overcapacity and likely muted demand growth from many sectors of these industries.

Our fixed income investments were concentrated in the upper tiers of high yield corporate bonds generally rated BB or higher, including approximately 8% of net assets at calendar year end in bonds rated BBB or higher. Because of the record wide yield advantage of both investment grade and below investment grade bonds in the fourth quarter of 2008, we deployed our cash reserves in bonds of those companies that we felt had the financial flexibility to continue to service their debt, even in the event of a continued sharp decline in economic activity. Since the end of December 2008, we

6

PORTFOLIO MANAGER COMMENTARY continued

sharply increased our holdings of investment grade bonds, funded by sales of below investment grade, lesser relative quality bonds, which we felt did not offer as much additional income and interest income return, compared to the possibility of principal erosion, as that represented by better-quality investment grade bonds. These investment grade holdings, while having lower yields than lesser-quality below investment grade bonds, still represent an attractive investment, we feel, since they offer higher than the risk free rate of interest, while providing the potential for capital appreciation, should yield spreads move narrower, and in addition, have less likelihood of capital impairment in view of their better quality.

Contributors to performance

During a difficult period in which the value of most corporate bonds and stocks declined, some portfolio holdings contributed over the course of the investment year. Energy companies such as Peabody Energy and Freeport McMoRan Cooper & Gold had substantial stock price declines in 2008, but recovered in the first quarter of 2009, as investors became more sanguine about their long-term prospects. Although many of our equity holdings declined in price in the first quarter of 2009, the stocks in Thermo Fisher Scientific, a supplier of analytical instruments and diagnostic supplies, and Amphenol, a manufacturer of connectors and cabling products for a variety of industries, went up. Our equity holdings in Monsanto also scored substantial appreciation in the quarter ended March 31, 2009, as did most of our energy exploration and production and energy services positions.

By the end of the twelve-month period, almost all of our fixed income holdings increased in price, as yield spreads narrowed somewhat from the record wide yield relationships that occurred late in December 2008. In the fixed income market, the below investment grade, high yield corporate bond market registered a moderately positive total return in the first three months of 2009, outperforming the low-risk Treasury sector, which had modest negative total returns, as well as the investment grade sector, which also scored slightly negative total return overall. Contributors at calendar year end in our bond holdings included defense technology company DRS Technologies, waste services company Allied Waste, and packaging company Crown Holdings. Bonds of B. F. Saul, a mid-Atlantic-based real estate investment company, increased materially from year-end prices until their call for redemption at a premium to their face value in March 2009. Among other bond holdings, those of resource-based Freeport-McMoRan and Peabody Energy increased in value as investors became somewhat more sanguine about their long-term prospects. Bonds of industrial companies SPX Corp, Actuant, and General Cable declined sharply at the end of 2008 but increased in value from their oversold 2008 levels in the first quarter of 2009.

Detractors from performance

Our emphasis on companies closely linked to changes in the business cycle held back performance in the second half of 2008 and into the first three months of 2009. Our

7

PORTFOLIO MANAGER COMMENTARY continued

corporate bond holdings in general performed poorly, as the yield spreads between high yield corporate bonds and Treasuries widened when investors sought out the highest-quality debt securities. The values of many of Energy, Materials and Industrials holdings fell noticeably during the second half of the year and into the first quarter of 2009, as investors were concerned about the duration and depth of the current economic slowdown globally. Stocks of industrial companies IDEX, Steel Dynamics, Nucor, and specialty chemical company FMC dropped at the end of the investment year. Other stocks that declined at the end of the twelve-month period included NRG, an independent power generating company, and U. S. Bancorp.

Portfolio management outlook

We currently expect the financial markets to remain unsettled in the near term as the effects of the weakening housing market continue to be absorbed and non-housing industries continue to be adversely affected by limited availability of credit. In this environment, we intend to maintain our emphasis both on equity and debt securities of companies that we believe should be the greatest beneficiaries of the eventual economic rebound in the United States and the persistence of growth trends globally, especially in the more rapidly developing markets in Asia. We believe that Energy and Materials companies with control over some of the world’s limited supply of natural resources have excellent outlooks once we move beyond short-term uncertainties. Many industrial companies with distinctive solutions to the growing infrastructure, energy and productivity demands also are well positioned to prosper from longer-term trends. Finally, Health Care companies involved in discovery of causes and treatment of diseases should continue to grow as our population seeks more effective and higher quality health care.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,135.67	$5.93
Class B	$1,000.00	$1,133.47	$9.89
Class C	$1,000.00	$1,133.73	$9.89
Class I	$1,000.00	$1,139.63	$4.62
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,019.24	$5.61
Class B	$1,000.00	$1,015.52	$9.35
Class C	$1,000.00	$1,015.52	$9.35
Class I	$1,000.00	$1,020.48	$4.36

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.12% for Class A, 1.87% for Class B, 1.87% for Class C and 0.87% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.06	$6.40	$6.32	$6.53	$6.38

Income from investment operations
Net investment income (loss)	0.26	0.27 [1]	0.33 [1]	0.29 [1]	0.33
Net realized and unrealized gains or losses on investments	(1.45)	(0.35)	0.08	(0.19)	0.19

Total from investment operations	(1.19)	(0.08)	0.41	0.10	0.52

Distributions to shareholders from
Net investment income	(0.26)	(0.26)	(0.31)	(0.31)	(0.35)
Net realized gains	(0.03)	0	0	0	(0.02)
Tax basis return of capital	0	0	(0.02)	0	0

Total distributions to shareholders	(0.29)	(0.26)	(0.33)	(0.31)	(0.37)

Net asset value, end of period	$4.58	$6.06	$6.40	$6.32	$6.53

Total return[2]	(19.64)%	(1.26)%	6.71%	1.59%	8.22%

Ratios and supplemental data
Net assets, end of period (thousands)	$108,773	$145,924	$170,804	$199,501	$214,776
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.07%	1.11%	1.16%	1.17%	1.12%
Expenses excluding waivers/reimbursements and expense reductions	1.07%	1.16%	1.20%	1.18%	1.12%
Net investment income (loss)	5.15%	4.41%	5.17%	4.57%	5.03%
Portfolio turnover rate	57%	125%	128%	100%	130%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.08	$6.42	$6.34	$6.55	$6.40

Income from investment operations
Net investment income (loss)	0.22 [1]	0.23 [1]	0.28 [1]	0.25 [1]	0.29
Net realized and unrealized gains or losses on investments	(1.45)	(0.36)	0.09	(0.19)	0.19

Total from investment operations	(1.23)	(0.13)	0.37	0.06	0.48

Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.27)	(0.27)	(0.31)
Net realized gains	(0.03)	0	0	0	(0.02)
Tax basis return of capital	0	0	(0.02)	0	0

Total distributions to shareholders	(0.25)	(0.21)	(0.29)	(0.27)	(0.33)

Net asset value, end of period	$4.60	$6.08	$6.42	$6.34	$6.55

Total return[2]	(19.99)%	(1.97)%	5.94%	0.89%	7.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$19,309	$37,459	$54,955	$71,860	$98,852
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.81%	1.86%	1.90%	1.87%	1.83%
Expenses excluding waivers/reimbursements and expense reductions	1.81%	1.86%	1.90%	1.87%	1.83%
Net investment income (loss)	4.33%	3.68%	4.43%	3.85%	4.34%
Portfolio turnover rate	57%	125%	128%	100%	130%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$6.07	$6.41	$6.33	$6.54	$6.39

Income from investment operations
Net investment income (loss)	0.22 [1]	0.22 [1]	0.28 [1]	0.25 [1]	0.29
Net realized and unrealized gains or losses on investments	(1.44)	(0.35)	0.09	(0.19)	0.19

Total from investment operations	(1.22)	(0.13)	0.37	0.06	0.48

Distributions to shareholders from
Net investment income	(0.22)	(0.21)	(0.27)	(0.27)	(0.31)
Net realized gains	(0.03)	0	0	0	(0.02)
Tax basis return of capital	0	0	(0.02)	0	0

Total distributions to shareholders	(0.25)	(0.21)	(0.29)	(0.27)	(0.33)

Net asset value, end of period	$4.60	$6.07	$6.41	$6.33	$6.54

Total return[2]	(20.03)%	(1.98)%	5.94%	0.88%	7.46%

Ratios and supplemental data
Net assets, end of period (thousands)	$57,096	$61,229	$55,110	$65,322	$79,539
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.82%	1.85%	1.90%	1.88%	1.83%
Expenses excluding waivers/reimbursements and expense reductions	1.82%	1.85%	1.90%	1.88%	1.83%
Net investment income (loss)	4.41%	3.63%	4.43%	3.86%	4.34%
Portfolio turnover rate	57%	125%	128%	100%	130%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$5.96	$6.30	$6.22	$6.43	$6.28

Income from investment operations
Net investment income (loss)	0.26	0.28 [1]	0.34 [1]	0.31 [1]	0.34
Net realized and unrealized gains or losses on investments	(1.45)	(0.35)	0.08	(0.19)	0.19

Total from investment operations	(1.19)	(0.07)	0.42	0.12	0.53

Distributions to shareholders from
Net investment income	(0.26)	(0.27)	(0.32)	(0.33)	(0.36)
Net realized gains	(0.03)	0	0	0	(0.02)
Tax basis return of capital	0	0	(0.02)	0	0

Total distributions to shareholders	(0.29)	(0.27)	(0.34)	(0.33)	(0.38)

Net asset value, end of period	$4.48	$5.96	$6.30	$6.22	$6.43

Total return	(19.85)%	(1.09)%	7.02%	1.84%	8.58%

Ratios and supplemental data
Net assets, end of period (thousands)	$58,710	$24,944	$17,861	$20,424	$19,216
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.84%	0.85%	0.90%	0.88%	0.82%
Expenses excluding waivers/reimbursements and expense reductions	0.84%	0.85%	0.90%	0.88%	0.82%
Net investment income (loss)	5.65%	4.66%	5.43%	4.88%	5.33%
Portfolio turnover rate	57%	125%	128%	100%	130%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal Amount	Value

ASSET-BACKED SECURITIES 0.0%
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 1.43%, 02/08/2047 + • 144A ☐ (cost $3,988,000)	$4,000,000	$0

CORPORATE BONDS 69.4%
CONSUMER STAPLES 6.7%
Food & Staples Retailing 2.7%
Kroger Co., 6.40%, 08/15/2017	1,350,000	1,407,458
Safeway, Inc., 6.25%, 03/15/2014	800,000	851,088
Sysco Corp., 5.375%, 03/17/2019	4,250,000	4,358,090

		6,616,636

Food Products 3.0%
Archer Daniels Midland Co., 5.45%, 03/15/2018	2,500,000	2,553,545
ConAgra Foods, Inc., 7.00%, 04/15/2019	2,500,000	2,661,000
General Mills, Inc., 5.65%, 02/15/2019	1,900,000	1,943,460

		7,158,005

Household Products 1.0%
Church & Dwight Co., 6.00%, 12/15/2012	2,500,000	2,512,500

ENERGY 5.9%
Energy Equipment & Services 1.4%
Bristow Group, Inc., 7.50%, 09/15/2017	4,300,000	3,504,500

Oil, Gas & Consumable Fuels 4.5%
Marathon Oil Corp.:
5.90%, 03/15/2018	2,000,000	1,908,788
7.50%, 02/15/2019	1,900,000	1,994,286
McMoRan Exploration Co., 11.875%, 11/15/2014	650,000	484,250
Patriot Coal Corp., 3.25%, 05/31/2013 144A	3,500,000	1,553,125
Peabody Energy Corp.:
5.875%, 04/15/2016	4,025,000	3,642,625
6.875%, 03/15/2013	570,000	561,450
Williams Cos., 7.50%, 01/15/2031	925,000	767,276

		10,911,800

FINANCIALS 1.7%
Consumer Finance 0.3%
Qwest Capital Funding, Inc., 6.50%, 11/15/2018	1,100,000	830,500

Real Estate Investment Trusts (REITs) 0.4%
Simon Property Group, Inc., 10.35%, 04/01/2019	1,000,000	1,045,390

Real Estate Management & Development 1.0%
Forest City Enterprises, Inc., 6.50%, 02/01/2017	5,310,000	2,309,850

HEALTH CARE 5.1%
Health Care Equipment & Supplies 0.5%
Boston Scientific Corp., 5.125%, 01/12/2017	1,500,000	1,331,250

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Health Care Providers & Services 0.9%
Mckesson Corp., 7.50%, 02/15/2019	$2,000,000	$2,158,526

Pharmaceuticals 3.7%
Pfizer, Inc., 5.35%, 03/15/2015	8,415,000	9,057,393

INDUSTRIALS 20.4%
Aerospace & Defense 3.9%
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	7,000,000	6,440,000
6.375%, 10/15/2015	3,160,000	3,009,900

		9,449,900

Air Freight & Logistics 0.7%
Fedex Corp., 8.00%, 01/15/2019	1,500,000	1,626,597

Commercial Services & Supplies 3.7%
Allied Waste North America, Inc., 6.875%, 06/01/2017	6,700,000	6,508,876
Waste Management, Inc., 7.375%, 03/11/2019	2,500,000	2,539,647

		9,048,523

Electrical Equipment 5.4%
Baldor Electric Co., 8.625%, 02/15/2017	9,300,000	8,277,000
Belden, Inc., 7.00%, 03/15/2017	700,000	619,500
General Cable Corp., 7.125%, 04/01/2017	4,950,000	4,331,250

		13,227,750

Machinery 6.7%
Actuant Corp., 6.875%, 06/15/2017	8,300,000	7,553,000
SPX Corp., 7.625%, 12/15/2014	8,800,000	8,734,000

		16,287,000

INFORMATION TECHNOLOGY 1.6%
Electronic Equipment, Instruments & Components 1.6%
Agilent Technologies, Inc., 6.50%, 11/01/2017	2,845,000	2,355,868
Anixter International, Inc., 5.95%, 03/01/2015	1,930,000	1,544,000

		3,899,868

MATERIALS 15.5%
Chemicals 0.3%
Cytec Industries, Inc., 4.60%, 07/01/2013	1,000,000	843,494

Containers & Packaging 7.5%
Ball Corp., 6.625%, 03/15/2018	8,100,000	7,836,750
Crown Holdings, Inc., 7.75%, 11/15/2015	8,369,000	8,536,380
Greif, Inc., 6.75%, 02/01/2017	2,000,000	1,860,000

		18,233,130

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Metals & Mining 7.7%
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	$240,000	$236,671
8.375%, 04/01/2017	10,010,000	9,823,714
Steel Dynamics, Inc., 7.75%, 04/15/2016 144A	11,000,000	8,745,000

		18,805,385

TELECOMMUNICATION SERVICES 0.5%
Diversified Telecommunication Services 0.5%
Qwest Corp., 7.875%, 09/01/2011	1,275,000	1,271,812

UTILITIES 12.0%
Electric Utilities 9.4%
Allegheny Energy, Inc., 6.875%, 09/01/2023	4,140,000	3,312,455
Edison Mission Energy, 7.00%, 05/15/2017	8,020,000	6,095,200
Jersey Central Power & Light Co., 7.35%, 02/01/2019	1,000,000	1,035,030
Metropolitan Edison Co., 7.70%, 01/15/2019	2,100,000	2,150,129
NRG Energy, Inc.:
7.25%, 02/01/2014	250,000	241,875
7.375%, 02/01/2016	1,500,000	1,447,500
7.375%, 01/15/2017	8,000,000	7,660,000
Toledo Edison Co., 7.25%, 05/01/2020	1,000,000	1,026,719

		22,968,908

Gas Utilities 2.1%
Atmos Energy Corp., 8.50%, 03/15/2019	2,500,000	2,653,955
National Fuel Gas Co., 8.75%, 05/01/2019	2,500,000	2,508,348

		5,162,303

Independent Power Producers & Energy Traders 0.5%
AES Corp., 7.75%, 03/01/2014	1,125,000	1,063,125

Total Corporate Bonds (cost $176,920,104)		169,324,145

YANKEE OBLIGATIONS – CORPORATE 5.7%
FINANCIALS 0.0%
Diversified Financial Services 0.0%
Preferred Term Securities XII, Ltd., FRN, 1.85%, 12/24/2033 + •	105,000	680

INDUSTRIALS 1.8%
Machinery 1.8%
Ingersoll-Rand Co., Ltd., 9.50%, 04/15/2014	4,250,000	4,449,941

MATERIALS 3.9%
Metals & Mining 3.9%
Barrick Gold Corp., 6.95%, 04/01/2019	9,000,000	9,535,041

Total Yankee Obligations – Corporate (cost $13,430,556)		13,985,662

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Shares	Value

COMMON STOCKS 17.5%
ENERGY 2.8%
Energy Equipment & Services 0.8%
Cameron International Corp. *	16,000	$409,280
National Oilwell Varco, Inc.	12,000	363,360
Noble Corp.	11,000	300,630
Pride International, Inc. *	20,000	454,000
Transocean, Ltd. *	5,000	337,400

		1,864,670

Oil, Gas & Consumable Fuels 2.0%
Anadarko Petroleum Corp.	5,000	215,300
Consol Energy, Inc. *	12,000	375,360
Devon Energy Corp. *	6,000	311,100
EnCana Corp.	35,000	1,600,550
Foundation Coal Holdings, Inc.	12,000	194,880
Hess Corp.	6,000	328,740
Marathon Oil Corp.	10,000	297,000
Massey Energy Co.	25,000	397,750
Occidental Petroleum Corp.	6,000	337,740
Patriot Coal Corp. *	16,000	100,800
Peabody Energy Corp.	20,000	527,800
XTO Energy, Inc.	6,000	207,960

		4,894,980

FINANCIALS 1.2%
Capital Markets 0.1%
Bank of New York Mellon Corp.	10,000	254,800

Commercial Banks 1.1%
PNC Financial Services Group, Inc.	25,000	992,500
U.S. Bancorp	94,000	1,712,680

		2,705,180

HEALTH CARE 7.4%
Biotechnology 0.4%
Gen-Probe, Inc. *	20,000	963,200

Health Care Equipment & Supplies 4.8%
Baxter International, Inc.	100,000	4,850,000
St. Jude Medical, Inc.	110,000	3,687,200
Varian Medical Systems, Inc. *	95,000	3,170,150

		11,707,350

Life Sciences Tools & Services 2.2%
Bio-Rad Laboratories, Inc., Class A	11,000	766,590
Covance, Inc.	30,000	1,178,400
Illumina, Inc.	26,000	971,100

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Shares	Value

COMMON STOCKS continued
HEALTH CARE continued
Life Sciences Tools & Services continued
Life Technologies Corp. *	21,000	$783,300
Thermo Fisher Scientific, Inc.	45,000	1,578,600

		5,277,990

INDUSTRIALS 1.7%
Electrical Equipment 0.6%
Ametek, Inc. *	27,000	869,670
General Cable Corp.	12,000	325,680
Roper Industries, Inc.	5,000	227,950

		1,423,300

Machinery 1.1%
Danaher Corp.	14,000	818,160
Donaldson Co., Inc.	19,000	626,810
Flowserve Corp.	4,000	271,600
IDEX Corp.	30,000	757,500
Joy Global, Inc.	7,000	178,500

		2,652,570

INFORMATION TECHNOLOGY 1.5%
Electronic Equipment, Instruments & Components 1.5%
Amphenol Corp., Class A	107,000	3,620,880

MATERIALS 2.4%
Chemicals 1.8%
FMC Corp.	47,000	2,290,310
Monsanto Co.	25,000	2,122,250

		4,412,560

Metals & Mining 0.6%
Cliffs Natural Resources, Inc.	25,000	576,500
Freeport-McMoRan Copper & Gold, Inc.	10,000	426,500
Nucor Corp.	5,000	203,450
Steel Dynamics, Inc.	28,000	348,600

		1,555,050

UTILITIES 0.5%
Electric Utilities 0.3%
NRG Energy, Inc.	40,000	719,200

Gas Utilities 0.2%
Questar Corp.	19,000	564,680

Total Common Stocks (cost $58,456,273)		42,616,410

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CONVERTIBLE DEBENTURES 6.4%
HEALTH CARE 3.9%
Health Care Equipment & Supplies 3.9%
Inverness Medical Innovations, Inc., 3.00%, 05/15/2016 144A	$10,000,000	$9,537,500

INDUSTRIALS 2.5%
Electrical Equipment 2.5%
General Cable Corp., 1.00%, 10/15/2012	7,900,000	6,063,250

Total Convertible Debentures (cost $18,203,711)		15,600,750

Total Investments (cost $270,998,644) 99.0%		241,526,967
Other Assets and Liabilities 1.0%		2,361,690

Net Assets 100.0%		$243,888,657

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

+	Security is deemed illiquid.
•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
*	Non-income producing security

Summary of Abbreviations
CDO	Collateralized Debt Obligation
FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited)*:

AAA	7.8%
A	8.4%
BBB	26.7%
BB	36.0%
B	20.3%
NR	0.8%

100.0%

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited)*:

Less than 1 year	3.4%
1 to 3 year(s)	0.6%
3 to 5 years	8.8%
5 to 10 years	83.5%
10 to 20 years	3.3%
20 to 30 years	0.4%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

19

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $270,998,644)	$241,526,967
Foreign currency, at value (cost $48,166)	40,773
Receivable for Fund shares sold	2,434,334
Dividends and interest receivable	3,186,787
Prepaid expenses and other assets	33,841

Total assets	247,222,702

Liabilities
Dividends payable	275,651
Payable for Fund shares redeemed	1,840,815
Due to custodian bank	1,089,272
Advisory fee payable	2,880
Distribution Plan expenses payable	2,795
Due to other related parties	715
Accrued expenses and other liabilities	121,917

Total liabilities	3,334,045

Net assets	$243,888,657

Net assets represented by
Paid-in capital	$342,332,934
Undistributed net investment income	1,433,525
Accumulated net realized losses on investments	(70,398,732)
Net unrealized losses on investments	(29,479,070)

Total net assets	$243,888,657

Net assets consists of
Class A	$108,773,424
Class B	19,308,980
Class C	57,096,232
Class I	58,710,021

Total net assets	$243,888,657

Shares outstanding (unlimited number of shares authorized)
Class A	23,738,524
Class B	4,193,919
Class C	12,420,824
Class I	13,092,355

Net asset value per share
Class A	$4.58
Class A — Offering price (based on sales charge of 4.75%)	$4.81
Class B	$4.60
Class C	$4.60
Class I	$4.48

See Notes to Financial Statements

20

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest	$13,066,930
Dividends (net of foreign withholding taxes of $720)	543,234
Securities lending	164,592
Income from affiliated issuers	131,042

Total investment income	13,905,798

Expenses
Advisory fee	968,012
Distribution Plan expenses
Class A	284,264
Class B	258,009
Class C	522,368
Administrative services fee	222,600
Transfer agent fees	426,893
Trustees’ fees and expenses	4,091
Printing and postage expenses	44,341
Custodian and accounting fees	48,643
Registration and filing fees	54,439
Professional fees	39,701
Other	14,728

Total expenses	2,888,089
Less: Expense reductions	(715)
Fee waivers	(79)

Net expenses	2,887,295

Net investment income	11,018,503

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(35,996,510)
Foreign currency related transactions	23,130

Net realized losses on investments	(35,973,380)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(21,647,311)
Foreign currency related transactions	(31,249)

Net change in unrealized gains or losses on investments	(21,678,560)

Net realized and unrealized gains or losses on investments	(57,651,940)

Net decrease in net assets resulting from operations	$(46,633,437)

See Notes to Financial Statements

21

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009		2008

Operations
Net investment income		$11,018,503		$11,468,508
Net realized losses on investments		(35,973,380)		(945,774)
Net change in unrealized gains or losses on investments		(21,678,560)		(15,774,199)

Net decrease in net assets resulting from operations		(46,633,437)		(5,251,465)

Distributions to shareholders from
Net investment income
Class A		(5,843,936)		(6,544,853)
Class B		(1,107,391)		(1,588,318)
Class C		(2,309,635)		(1,988,850)
Class I		(1,782,615)		(771,946)
Net realized gains
Class A		(679,006)		0
Class B		(145,108)		0
Class C		(312,379)		0
Class I		(213,200)		0

Total distributions to shareholders		(12,393,270)		(10,893,967)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	5,437,123	25,304,007	3,907,591	24,178,154
Class B	746,496	3,687,692	567,760	3,531,104
Class C	6,104,891	28,528,387	3,656,310	22,584,738
Class I	14,303,132	61,437,370	2,570,994	15,309,422

		118,957,456		65,603,418

Net asset value of shares issued in reinvestment of distributions
Class A	854,025	4,094,495	768,971	4,732,934
Class B	135,310	654,590	144,405	892,625
Class C	281,364	1,337,902	180,525	1,111,654
Class I	375,114	1,681,296	96,419	579,805

		7,768,283		7,317,018

Automatic conversion of Class B shares to Class A shares
Class A	660,840	3,273,710	663,058	4,036,733
Class B	(658,306)	(3,273,710)	(660,954)	(4,036,733)

		0		0

Payment for shares redeemed
Class A	(7,295,744)	(36,093,794)	(7,927,137)	(48,598,987)
Class B	(2,191,610)	(10,779,039)	(2,443,593)	(15,038,878)
Class C	(4,053,021)	(19,046,079)	(2,342,069)	(14,451,139)
Class I	(5,770,388)	(27,446,867)	(1,316,454)	(7,860,824)

		(93,365,779)		(85,949,828)

Net increase (decrease) in net assets resulting from capital share transactions		33,359,960		(13,029,392)

Total decrease in net assets		(25,666,747)		(29,174,824)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2009	2008

Net assets
Beginning of period	$269,555,404	$298,730,228

End of period	$243,888,657	$269,555,404

Undistributed net investment income	$1,433,525	$2,920,462

See Notes to Financial Statements

23

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen Diversified Income Builder Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

24

NOTES TO FINANCIAL STATEMENTS continued

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

e. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

25

NOTES TO FINANCIAL STATEMENTS continued

f. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

g. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to dividend redesignations and expired capital loss carryovers. During the year ended April 30, 2009, the following amounts were reclassified:

Paid-in capital	$(14,759,243)
Undistributed net investment income	(1,461,863)
Accumulated net realized losses on investments	16,221,106

h. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount determined by applying percentage rates to the aggregate average daily net assets of the Fund and its variable annuity counterpart, Evergreen VA Diversified Income Builder Fund, starting at 0.31% and declining to 0.16% as the aggregate average daily net assets increase. For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.43% of the Fund’s average daily net assets.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40%

26

NOTES TO FINANCIAL STATEMENTS continued

voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC with the same terms and conditions as the existing agreement which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect.

Shareholders approved the new advisory agreement between the Fund and EIMC on March 12, 2009.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $79.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.19% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended April 30, 2009, the Fund paid brokerage commissions of $27,630 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

27

NOTES TO FINANCIAL STATEMENTS continued

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for each of Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2009, EIS received $23,665 from the sale of Class A shares and $62,017 and $14,283 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

5. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $162,655,311 and $125,749,852, respectively, for the year ended April 30, 2009.

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$42,616,410
Level 2 – Other Significant Observable Inputs	198,910,557
Level 3 – Significant Unobservable Inputs	0

Total	$241,526,967

28

NOTES TO FINANCIAL STATEMENTS continued

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities

Balance as of May 1, 2008	$2,600
Realized gain (loss)	0
Change in unrealized gains or losses	(2,600)
Net purchases (sales)	0
Transfers in and/or out of Level 3	0

Balance as of April 30, 2009	$0

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2009	$(2,600)

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $271,093,024. The gross unrealized appreciation and depreciation on securities based on tax cost was $6,587,191 and $36,153,248, respectively, with a net unrealized depreciation of $29,566,057.

As of April 30, 2009, the Fund had $43,433,625 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2010	2015	2016	2017

$27,292,961	$3,090,558	$1,086,859	$11,963,247

These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October captial losses of $26,870,727.

6. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2009, the Fund did not participate in the interfund lending program.

29

NOTES TO FINANCIAL STATEMENTS continued

7. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Unrealized Depreciation	Capital Loss Carryovers and Post-October Losses	Temporary Book/ Tax Differences

$1,729,030	$29,573,450	$70,304,352	$(295,505)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $12,393,270 and $10,893,967 of ordinary income for the years ended April 30, 2009 and April 30, 2008, respectively.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

9. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended April 30, 2009, the Fund had no borrowings.

11. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

30

NOTES TO FINANCIAL STATEMENTS continued

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

12. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not

31

NOTES TO FINANCIAL STATEMENTS continued

orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

13. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

32

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Diversified Income Builder Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Diversified Income Builder Fund as of April 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2009

33

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 3.01% of ordinary income dividends paid during the fiscal year ended April 30, 2009 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended April 30, 2009, the Fund designates 2.65% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2009 year-end tax information will be reported on your 2009 Form 1099-DIV, which shall be provided to you in early 2010.

34

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35

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

36

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

37

566662 rv6 06/2009

Evergreen High Income Fund

1	LETTER TO SHAREHOLDERS

4	FUND AT A GLANCE

6	PORTFOLIO MANAGER COMMENTARY

10	ABOUT YOUR FUND’S EXPENSES

11	FINANCIAL HIGHLIGHTS

15	SCHEDULE OF INVESTMENTS

32	STATEMENT OF ASSETS AND LIABILITIES

33	STATEMENT OF OPERATIONS

34	STATEMENTS OF CHANGES IN NET ASSETS

36	NOTES TO FINANCIAL STATEMENTS

51	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

52	ADDITIONAL INFORMATION

56	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen High Income Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the fall of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

1

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Evergreen Diversified Income Builder Fund’s manager maintained an emphasis on better-quality, high-yield corporate bonds while also increasing the exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

3

FUND AT A GLANCE

as of April 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Manager:

Andrew Cestone

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2009.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 9/11/1935

Class inception date	Class A 1/20/1998	Class B 9/11/1935	Class C 1/21/1998	Class I 4/14/1998

Nasdaq symbol	EKHAX	EKHBX	EKHCX	EKHYX

Average annual return*

1-year with sales charge	-19.61%	-19.95%	-16.89%	N/A

1-year w/o sales charge	-15.50%	-16.13%	-16.13%	-15.28%

5-year	-0.38%	-0.42%	-0.14%	0.86%

10-year	2.51%	2.26%	2.26%	3.28%

Maximum sales charge	4.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower. Returns reflect expense limits previously in effect for Class A, without which returns for Class A would have been lower.

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen High Income Fund Class A shares versus a similar investment in the Merrill Lynch High Yield Master Index† (MLHYMI) and the Consumer Price Index (CPI).

The MLHYMI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

High yield, lower-rated bonds may contain more risk due to the increased possibility of default.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

Loans are subject to risks similar to those associated with other below investment grade bond investments, such as credit risk (e.g. risk of issuer default), below investment grade bond risk (e.g. risk of greater volatility in value) and risk that the loan may become illiquid or difficult to price.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

†	Copyright 2009. Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved.

All data is as of April 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -15.50% for the twelve-month period ended April 30, 2009, excluding any applicable sales charges. During the same period, the MLHYMI returned -14.48%.

The fund’s objective is to seek high income.

Investment process

Much of fiscal 2008 was marred by a collapsing credit market and subsequent bankruptcies—most notably in the Financials sector—that eventually led to unprecedented government intervention. Events came to a head in September 2008, when concerns about the financial health of Fannie Mae and Freddie Mac roiled the market and the aftershocks rippled through the financial sector. By the end of that month, the government had interceded no less than eight times to shore up troubled financial institutions or assist in mergers. The Federal Reserve Board (the “Fed”) along with central banks around the globe continued to provide huge amounts of liquidity to the market. The Fed, the Treasury Department, the Federal Deposit Insurance Corporation and other government entities provided an extraordinary response to this crisis, including numerous programs aimed at specific areas of the market. These programs included the Term Asset-Backed Securities Loan Facility (“TALF”) and the Public-Private Investment Program (“PPIP”), coming in the latter half of the fund’s fiscal year, which are geared towards some of the more distressed areas of the investment grade fixed income market. To date, these groups have allocated more than $11 billion to programs designed to provide stability to and restore confidence in the financial system. At its January 2009 meeting, the Fed kept the target for the federal funds rate at 0% to 0.25% and expressed a continued focus on programs to ease credit, including expanding its open market operations to include purchases of longer-maturity Treasuries. As fiscal year 2008 came to a close, the economy remained firmly entrenched in what has become the longest U.S. recession since the 1980s, and economic data continued to show signs of weakness. The U.S. economy contracted by 6% in the fourth quarter of calendar year 2008, and then contracted by a similar amount in the first few months of 2009. The unemployment rate continued to rise through most of fiscal 2008, topping 8% by the fund’s fiscal year end. The latest sales data on housing showed some signs of bottoming, but a portion of that activity was related to foreclosures, putting further pressure on home prices.

During much of this time, the high yield bond market struggled, and we responded to the changing valuations. When the fund’s fiscal year began in early spring of 2008, we had just extended the fund’s average maturity by purchasing intermediate bonds and reducing cash to take advantage of higher yield spreads. Then, in May and June of 2008, consistent with the changing risk appetite of the market and the realization that longer-term fundamentals could be challenged, the fund moved to a more conservative posture, with an overweight in cash resulting in a shorter duration and shorter average maturity. Also, the fund increased the underweight in lower-quality bonds. In terms of industry

6

PORTFOLIO MANAGER COMMENTARY continued

diversification, only three out of more than seventy industries were overweight relative to the market, and no industry weight was more than 3% greater than the market’s. Despite its conservative maturity positioning, the fund maintained a yield advantage over the market throughout much of late spring and summer of 2008.

In the fall of 2008, however, the unprecedented events of September 2008 and the sell-off in the equity markets led to significantly widening spreads, as fear and panic hit all of the financial markets. September was one of the worst months on record for the high yield market, with the MLHYMI falling 8.30% for the month.

As 2008 drew to a close, interest rates declined across the curve as investors became more concerned about return of capital rather than return on capital. This was evidenced by investor’s willingness to purchase short-term Treasury bills with little-to-no yield. The high yield market, which had held up relatively well until late September, continued to sell off. In fact, October and November 2008 set new records for the worst monthly total returns. Although the higher-quality tier of the high yield market outperformed the lower-quality tiers, all areas experienced significant declines. Nevertheless, government intervention was beginning to restore investor confidence, even in riskier assets, and the high yield sector rallied, with the fund benefiting from the boost. In fact, near the end of fund’s fiscal year in March 2009, strong mutual fund flows and a relative lack of new issuance helped push the prices of high yield issues even higher. As with the troubled economic backdrop, however, the fundamentals of the high yield sector continued to show weakness and the default rate continued to rise, reaching 5.7% by April 2009, as the fund’s fiscal year began to come to a close. This rate was the highest in five years, and four times higher than where it was at just one year before. The fund finished the fiscal year slightly underperforming its benchmark.

Contributors to performance

Despite the tumultuous market, the fund found a few bright spots. We moved up the fund’s holdings in quality over the course of the year in anticipation of the worsening economic environment and rising default rates. The move to higher-quality included an overweight to BB-rated bonds, investment in the high yield loans sector, and the purchase of investment grade corporate names. The fund also moved to shorten the maturity of the fund focusing on short callable bonds. In addition, after the record-setting sell-off in high yield that occurred in September, October and November 2008, many lower-quality bonds were trading at prices that were well below the expected recovery values, if a bankruptcy were to occur. The fund moved out of some B-rated names that still had significant downside risk and into these lower-quality names where downside risk was minimized. All of these moves were intended to protect the fund from exposure to areas of the market where downside price risk was greater than upside potential. The higher-quality focus, and shorter maturities shored up returns through much of fiscal 2008, as did the high yield loan market as the fiscal year drew to a close. The fund also took advantage of investments in closed-end bond funds over the course of the year. As the

7

PORTFOLIO MANAGER COMMENTARY continued

equity market sold off, these funds began trading at significant discounts to their net asset values (“NAV”). This allowed us to purchase a diversified basket of fixed income securities that were trading well below market value. These discounts to NAV began to narrow late in 2008 as the equity markets recovered and some investor confidence returned. The return of the fund was bolstered by this investment. Despite weakness in the housing sector, we were able to add value with better security selection, avoiding the worst-performing names in the sector. Positive security selection and relative underweights also aided performance in the cable, energy, technology and retail industries.

Detractors from performance

With an expected rise in defaults and overall weakness in the economy, we took steps to posture the fund as defensively as possible. However, as the credit markets melted down in the fall, market liquidity dried up and investors shunned risky assets including high yield. The combination of very low liquidity and investors moving away from the high yield market hampered the fund’s ability to become even more defensive, and selling into weak markets held back returns. As part of its move up in quality, the fund purchased investment grade corporate names that were trading cheaper than many high yield bonds, particularly in the Finance sector. This move detracted from returns for much of the year as the investment grade market struggled. In the last few months of the fiscal year, the investment grade market began to outperform, erasing some of the earlier underperformance. Spreads in the U.S. auto industry were extremely volatile during this period as the fate of the automakers and their finance counterparts remained in jeopardy. Exposure to the auto sector hurt returns during the year, but the fund’s position in finance affiliates, particularly GMAC, actually contributed to returns. The fund was hindered by its underweight in the Health Care sector and some exceptional holdings, including Tenet Healthcare and Iasis Healthcare. Manufacturing also lagged the market for much of the year and, while our underweight was a slight positive, exposure to underperforming names within the sector detracted from performance.

Portfolio management outlook

The economy has continued to deteriorate since the beginning of the fiscal year, with demand for homes, automobiles, and industrial goods ultimately reaching lows not seen since the early 1980s recession. This led the highest level of continuing unemployment claims since 1967 as the fund’s fiscal year came to a close. Nevertheless, there were some signs of firmness in the housing sector near the end of fiscal 2008, which may indicate the economy is beginning to stabilize, albeit at a low level. While the economic and business climates deteriorated throughout much of the fiscal year, the U.S. government’s capital commitments to the financial system, public funding for investment managers to purchase out-of-favor investments, and an economic stimulus plan have assisted in stabilizing bond prices and increased the possibility that real estate values may stop declining. The positive effects of such historical government intervention have yielded improved market pricing at present, but it remains to be seen what the longer-term affects

8

PORTFOLIO MANAGER COMMENTARY continued

of these actions might be. While prices currently have stabilized, in many cases they remain at distressed levels well below where banks and other financial institutions have them marked.

Given this uncertain economic environment, we currently believe market volatility may remain high for some time. We now think the default rate may continue to rise, and many estimates have it peaking at a much higher rate than in the last recession. Headline defaults are likely to put pressure on the high yield market, particularly for lower-quality borrowers. However, given the significant sell-off in the high yield market in the fall of 2008, we believe many bonds currently are already priced at or below reasonable estimates of recovery values in the event of a bankruptcy. At present, we expect to continue looking for opportunities for the fund in these types of securities where we consider the downside risk may be much less than the upside price potential. We also currently intend to continue to focus on the higher-quality tier of the market for investment opportunities, where default risk typically is lower, but prices remain attractive. This includes on-going exposure to some investment grade credits that are trading at or near record wide levels. Even with the expectation of weakening economic activity and the expected surge in defaults, we presently find the high yield sector looks attractive at current price levels. Over the near-term, we believe demand may outpace supply, providing support for prices. However, we currently think headline risk may lead to a high level of price volatility over much of the fund’s fiscal year ahead.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

9

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending
	Account Value	Account Value	Expenses Paid
	11/1/2008	4/30/2009	During Period*

Actual
Class A	$1,000.00	$1,100.37	$5.42
Class B	$1,000.00	$1,096.36	$9.30
Class C	$1,000.00	$1,096.36	$9.30
Class I	$1,000.00	$1,101.71	$4.06
Hypothetical
(5% return before expenses)
Class A	$1,000.00	$1,019.64	$5.21
Class B	$1,000.00	$1,015.92	$8.95
Class C	$1,000.00	$1,015.92	$8.95
Class I	$1,000.00	$1,020.93	$3.91

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (1.04% for Class A, 1.79% for Class B, 1.79% for Class C and 0.78% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43

Income from investment operations
Net investment income (loss)	0.27	0.25	0.24 [1]	0.23	0.24
Net realized and unrealized gains or losses on investments	(0.76)	(0.28)	0.09	0	(0.10)

Total from investment operations	(0.49)	(0.03)	0.33	0.23	0.14

Distributions to shareholders from
Net investment income	(0.25)	(0.24)	(0.24)	(0.24)	(0.25)

Net asset value, end of period	$2.39	$3.13	$3.40	$3.31	$3.32

Total return[2]	(15.50)%	(0.92)%	10.35%	7.01%	4.14%

Ratios and supplemental data
Net assets, end of period (thousands)	$217,199	$270,758	$335,411	$388,523	$467,714
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.08%	1.07%	1.06%	1.04%	1.04%
Expenses excluding waivers/reimbursements and expense reductions	1.22%	1.12%	1.10%	1.05%	1.04%
Net investment income (loss)	10.60%	7.82%	7.19%	6.95%	7.16%
Portfolio turnover rate	119%	110%	48%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43

Income from investment operations
Net investment income (loss)	0.25 [1]	0.22	0.21 [1]	0.21 [1]	0.22
Net realized and unrealized gains or losses on investments	(0.76)	(0.28)	0.09	(0.01)[2]	(0.10)

Total from investment operations	(0.51)	(0.06)	0.30	0.20	0.12

Distributions to shareholders from
Net investment income	(0.23)	(0.21)	(0.21)	(0.21)	(0.23)

Net asset value, end of period	$2.39	$3.13	$3.40	$3.31	$3.32

Total return[3]	(16.13)%	(1.65)%	9.55%	6.27%	3.42%

Ratios and supplemental data
Net assets, end of period (thousands)	$58,429	$108,327	$150,609	$176,663	$211,950
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.82%	1.80%	1.75%	1.74%
Expenses excluding waivers/reimbursements and expense reductions	1.97%	1.82%	1.80%	1.75%	1.74%
Net investment income (loss)	9.70%	7.06%	6.46%	6.25%	6.46%
Portfolio turnover rate	119%	110%	48%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43

Income from investment operations
Net investment income (loss)	0.25	0.22	0.21 [1]	0.21	0.22
Net realized and unrealized gains or losses on investments	(0.76)	(0.28)	0.09	(0.01)[2]	(0.10)

Total from investment operations	(0.51)	(0.06)	0.30	0.20	0.12

Distributions to shareholders from
Net investment income	(0.23)	(0.21)	(0.21)	(0.21)	(0.23)

Net asset value, end of period	$2.39	$3.13	$3.40	$3.31	$3.32

Total return[3]	(16.13)%	(1.65)%	9.55%	6.27%	3.42%

Ratios and supplemental data
Net assets, end of period (thousands)	$78,995	$118,638	$161,941	$201,975	$281,810
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.83%	1.82%	1.80%	1.75%	1.74%
Expenses excluding waivers/reimbursements and expense reductions	1.97%	1.82%	1.80%	1.75%	1.74%
Net investment income (loss)	9.79%	7.06%	6.46%	6.25%	6.47%
Portfolio turnover rate	119%	110%	48%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2

The per share net realized and unrealized gains or losses is not in accord with the net realized and unrealized gains or losses for the period due to the timing of sales and redemptions of Fund shares in relation to fluctuating market values for the portfolio.

3	Excluding applicable sales charges

See Notes to Financial Statements

13

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$3.13	$3.40	$3.31	$3.32	$3.43

Income from investment operations
Net investment income (loss)	0.28 [1]	0.26	0.25 [1]	0.24	0.26
Net realized and unrealized gains or losses on investments	(0.76)	(0.29)	0.09	0	(0.11)

Total from investment operations	(0.48)	(0.03)	0.34	0.24	0.15

Distributions to shareholders from
Net investment income	(0.26)	(0.24)	(0.25)	(0.25)	(0.26)

Net asset value, end of period	$2.39	$3.13	$3.40	$3.31	$3.32

Total return	(15.28)%	(0.66)%	10.65%	7.33%	4.45%

Ratios and supplemental data
Net assets, end of period (thousands)	$68,991	$25,729	$27,147	$50,365	$60,412
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.80%	0.82%	0.80%	0.75%	0.74%
Expenses excluding waivers/reimbursements and expense reductions	0.94%	0.82%	0.80%	0.75%	0.74%
Net investment income (loss)	11.89%	8.05%	7.42%	7.23%	7.46%
Portfolio turnover rate	119%	110%	48%	67%	65%

1	Net investment income (loss) per share is based on average shares outstanding during the period.

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal Amount	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.1%
FIXED-RATE 0.0%
Greenwich Capital Comml. Funding Corp., Ser. 2007-GG9, Class AM, 5.48%, 03/10/2039	$195,000	$85,507

FLOATING-RATE 1.1%
Citigroup Comml. Mtge. Trust, Ser. 2007-C6, Class A4, 5.89%, 12/10/2049	1,965,000	1,528,119
GE Comml. Mtge. Trust, Ser. 2007-C9, Class A4, 6.01%, 12/10/2049	1,320,000	1,062,936
Goldman Sachs Mtge. Securities Corp., Ser. 2007-GG10, Class A4, 5.99%, 08/10/2045	2,725,000	2,065,960
Morgan Stanley Capital I Trust, Ser. 2006-IQ11, Class AM, 5.95%, 10/15/2042	245,000	116,992

		4,774,007

Total Commercial Mortgage-Backed Securities (cost $3,791,150)		4,859,514

CORPORATE BONDS 65.2%
CONSUMER DISCRETIONARY 8.9%
Auto Components 1.2%
Cooper Standard Automotive, Inc.:
7.00%, 12/15/2012	305,000	44,225
8.375%, 12/15/2014	690,000	58,650
Cooper Tire & Rubber Co., 7.625%, 03/15/2027	5,180,000	2,512,300
Goodyear Tire & Rubber Co.:
6.32%, 12/01/2009	960,000	951,600
7.86%, 08/15/2011	1,145,000	1,070,575
9.00%, 07/01/2015	409,000	374,235

		5,011,585

Diversified Consumer Services 0.2%
Carriage Services, Inc., 7.875%, 01/15/2015	880,000	717,200
Service Corporation International, 6.75%, 04/01/2015	50,000	46,125

		763,325

Hotels, Restaurants & Leisure 1.4%
Boyd Gaming Corp.:
7.125%, 02/01/2016	370,000	271,950
7.75%, 12/15/2012	85,000	82,875
Caesars Entertainment, Inc., 7.875%, 03/15/2010	1,740,000	1,035,300
Fontainebleau Las Vegas Holdings, LLC, 11.00%, 06/15/2015 144A	907,000	36,280
Inn of the Mountain Gods Resort & Casino, 12.00%, 11/15/2010	1,553,000	333,895
MGM MIRAGE, 8.50%, 09/15/2010	790,000	574,725
Pokagon Gaming Authority, 10.375%, 06/15/2014 144A	217,000	201,810
Seneca Gaming Corp., 7.25%, 05/01/2012	570,000	404,700
Shingle Springs Tribal Gaming Authority, 9.375%, 06/15/2015 144A	1,315,000	690,375
Six Flags, Inc.:
8.875%, 02/01/2010	237,000	35,550
12.25%, 07/15/2016 144A	1,000	705

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Hotels, Restaurants & Leisure continued
Trump Entertainment Resorts, Inc., 8.50%, 06/01/2015 •	$7,350,000	$569,625
Universal City Development Partners, Ltd., 11.75%, 04/01/2010	1,625,000	1,543,750

		5,781,540

Household Durables 2.8%
D.R. Horton, Inc.:
4.875%, 01/15/2010	835,000	826,650
6.00%, 04/15/2011	160,000	155,200
9.75%, 09/15/2010	1,930,000	1,942,062
Hovnanian Enterprises, Inc.:
8.00%, 04/01/2012	255,000	116,025
11.50%, 05/01/2013	205,000	177,325
Lennar Corp.:
5.125%, 10/01/2010	2,325,000	2,179,687
5.60%, 05/31/2015	255,000	198,263
12.25%, 06/01/2017 144A	225,000	229,500
Libbey, Inc., FRN, 9.57%, 06/01/2011	1,980,000	1,079,100
Meritage Homes Corp.:
6.25%, 03/15/2015	765,000	562,275
7.00%, 05/01/2014	1,105,000	845,325
Newell Rubbermaid, Inc., 10.60%, 04/15/2019	385,000	421,019
Pulte Homes, Inc.:
7.875%, 08/01/2011	1,235,000	1,238,088
8.125%, 03/01/2011	750,000	753,750
Whirlpool Corp., 8.60%, 05/01/2014	995,000	1,020,542

		11,744,811

Internet & Catalog Retail 0.2%
Ticketmaster Entertainment, Inc., 10.75%, 08/01/2016 144A	880,000	605,000

Media 1.8%
Charter Communications, Inc.:
8.00%, 04/30/2012 144A	835,000	789,075
10.875%, 09/15/2014 144A	3,245,000	3,245,000
DirectTV Holdings, LLC, 7.625%, 05/15/2016	50,000	49,750
Ion Media Networks, Inc., FRN:
8.38%, 01/15/2013 144A	2,353,797	23,538
4.38%, 01/15/2012 144A	650,000	172,250
Lamar Media Corp.:
6.625%, 08/15/2015	115,000	90,850
7.25%, 01/01/2013	215,000	193,500
Mediacom, LLC, 7.875%, 02/15/2011	505,000	502,475
R.H. Donnelley Corp., 11.75%, 05/15/2015 144A	676,000	135,200
Sinclair Broadcast Group, Inc., 8.00%, 03/15/2012	240,000	135,000
Sirius Satellite Radio, Inc., 9.625%, 08/01/2013	675,000	408,375

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
CONSUMER DISCRETIONARY continued
Media continued
Time Warner, Inc., 8.25%, 04/01/2019	$1,300,000	$1,439,178
XM Satellite Radio Holdings, Inc., 13.00%, 08/01/2013 144A	850,000	556,750
Young Broadcasting, Inc.:
8.75%, 01/15/2014 •	1,815,000	9,075
10.00%, 03/01/2011 •	1,540,000	7,700

		7,757,716

Multiline Retail 0.0%
Neiman Marcus Group, Inc., 9.00%, 10/15/2015	235,606	130,761

Specialty Retail 0.6%
American Achievement Corp., 8.25%, 04/01/2012 144A	2,840,000	2,257,800
American Achievement Corp., Step Bond, 10.25%, 10/01/2012 ††	435,000	245,775

		2,503,575

Textiles, Apparel & Luxury Goods 0.7%
Oxford Industries, Inc., 8.875%, 06/01/2011	2,685,000	2,241,975
Visant Corp., 7.625%, 10/01/2012	990,000	965,250

		3,207,225

CONSUMER STAPLES 1.2%
Beverages 0.2%
Anheuser-Busch InBev, 7.75%, 01/15/2019 144A	820,000	859,982

Food Products 0.5%
Del Monte Foods Co.:
6.75%, 02/15/2015	275,000	265,375
8.625%, 12/15/2012	1,203,000	1,233,075
Tyson Foods, Inc.:
7.85%, 04/01/2016	650,000	592,764
10.50%, 03/01/2014 144A	160,000	168,000

		2,259,214

Tobacco 0.5%
Altria Group, Inc., 10.20%, 02/06/2039	1,765,000	1,948,007

ENERGY 11.9%
Energy Equipment & Services 2.4%
Bristow Group, Inc., 7.50%, 09/15/2017	1,475,000	1,202,125
Forbes Energy Services, Ltd., 11.00%, 02/15/2015	3,985,000	2,749,650
GulfMark Offshore, Inc., 7.75%, 07/15/2014	1,270,000	1,073,150
Hornbeck Offshore Services, Inc., Ser. B, 6.125%, 12/01/2014	2,400,000	1,992,000
Parker Drilling Co., 9.625%, 10/01/2013	812,000	639,450
PHI, Inc., 7.125%, 04/15/2013	2,260,000	1,649,800
Smith International, Inc., 9.75%, 03/15/2019	855,000	905,069

		10,211,244

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels 9.5%
Chesapeake Energy Corp.:
6.875%, 01/15/2016	$4,250,000	$3,798,437
9.50%, 02/15/2015	1,540,000	1,563,100
Delta Petroleum Corp., 7.00%, 04/01/2015	1,680,000	554,400
El Paso Corp.:
7.42%, 02/15/2037	1,600,000	1,128,477
12.00%, 12/12/2013	415,000	450,275
Encore Acquisition Co.:
6.00%, 07/15/2015	1,720,000	1,410,400
9.50%, 05/01/2016	255,000	246,713
Energy Transfer Partners, LP, 9.00%, 04/15/2019	325,000	355,238
Exco Resources, Inc., 7.25%, 01/15/2011	2,890,000	2,456,500
Ferrellgas Partners, LP, 8.75%, 06/15/2012	440,000	404,800
Florida Gas Transmission Co., LLC, 7.90%, 05/15/2019 144A #	650,000	648,023
Forest Oil Corp.:
7.25%, 06/15/2019	1,060,000	887,750
7.25%, 06/15/2019 144A	1,130,000	946,375
8.50%, 02/15/2014 144A	635,000	619,125
Frontier Oil Corp., 6.625%, 10/01/2011	860,000	851,400
Newfield Exploration Co., 7.125%, 05/15/2018	890,000	809,900
Nustar Logistics, LP, 7.65%, 04/15/2018	2,185,000	1,933,432
Peabody Energy Corp.:
5.875%, 04/15/2016	2,565,000	2,321,325
7.875%, 11/01/2026	1,535,000	1,412,200
Petrohawk Energy Corp.:
7.875%, 06/01/2015 144A	2,405,000	2,266,712
10.50%, 08/01/2014 144A	480,000	484,800
Plains Exploration & Production Co.:
7.625%, 06/01/2018	2,475,000	2,159,437
8.75%, 05/01/2019	510,000	523,750
Sabine Pass LNG, LP, 7.25%, 11/30/2013	4,060,000	3,410,400
SandRidge Energy, Inc., 8.00%, 06/01/2018 144A	380,000	334,400
Southwestern Energy Co., 7.50%, 02/01/2018 144A	300,000	293,250
Stallion Oilfield Services, Ltd., 9.75%, 02/01/2015 144A	765,000	153,000
Sunoco, Inc., 9.625%, 04/15/2015	115,000	123,829
Tennessee Gas Pipeline, 8.00%, 02/01/2016 144A	700,000	717,500
Tesoro Corp., 6.50%, 06/01/2017	1,620,000	1,324,350
Valero Energy Corp.:
6.875%, 07/15/2012	1,030,000	1,002,947
9.375%, 03/15/2019	335,000	374,767
10.50%, 03/15/2039	820,000	907,367

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
ENERGY continued
Oil, Gas & Consumable Fuels continued
Williams Cos.:
7.125%, 09/01/2011	$30,000	$30,316
8.125%, 03/15/2012	1,525,000	1,563,125
8.75%, 01/15/2020 144A	700,000	720,497
8.75%, 03/15/2032	1,130,000	1,064,717

		40,253,034

FINANCIALS 13.5%
Capital Markets 0.5%
E*TRADE Financial Corp.:
8.00%, 06/15/2011	385,000	215,600
12.50%, 11/30/2017 144A	1,232,000	619,080
12.50%, 11/30/2017	797,000	400,493
Goldman Sachs Group, Inc., 6.15%, 04/01/2018	451,000	426,108
Lehman Brothers Holdings, Inc., 6.875%, 05/02/2018 •	225,000	34,594
Morgan Stanley:
6.625%, 04/01/2018	310,000	295,499
FRN, 1.61%, 10/15/2015	400,000	302,724

		2,294,098

Consumer Finance 8.9%
CCH II Capital Corp., 10.25%, 09/15/2010 •	3,275,000	2,996,625
Ford Motor Credit Co., LLC:
5.70%, 01/15/2010	7,350,000	6,910,345
7.375%, 10/28/2009	250,000	240,090
9.75%, 09/15/2010	570,000	513,179
GMAC, LLC:
5.625%, 05/15/2009	1,330,000	1,315,692
6.75%, 12/01/2014 144A	242,000	179,272
6.875%, 09/15/2011 144A	533,000	463,950
6.875%, 08/28/2012 144A	3,311,000	2,617,504
7.50%, 12/31/2013 144A	1,385,000	873,306
7.75%, 01/19/2010	2,285,000	2,056,914
8.00%, 12/31/2018 144A	1,211,000	484,953
8.00%, 11/01/2031 144A	2,228,000	1,562,833
FRN, 2.49%, 05/15/2009	7,490,000	7,405,738
International Lease Finance Corp.:
4.375%, 11/01/2009	615,000	584,106
4.55%, 10/15/2009	210,000	203,542
4.75%, 07/01/2009	640,000	625,591
4.75%, 01/13/2012	630,000	416,471
4.875%, 09/01/2010	670,000	584,401
5.00%, 04/15/2010	40,000	35,863
5.125%, 11/01/2010	55,000	45,273

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
FINANCIALS continued
Consumer Finance continued
JBS USA Finance, Inc., 11.625%, 05/01/2014 144A	$2,275,000	$2,172,625
Nielsen Finance, LLC, 11.50%, 05/01/2016 144A #	135,000	129,600
NiSource Finance Corp., 10.75%, 03/15/2016	1,080,000	1,157,116
Sprint Capital Corp.:
6.875%, 11/15/2028	4,635,000	3,151,800
7.625%, 01/30/2011	1,070,000	1,036,563

		37,763,352

Diversified Financial Services 1.2%
Leucadia National Corp.:
7.00%, 08/15/2013	710,000	614,150
7.125%, 03/15/2017	2,885,000	2,156,538
8.125%, 09/15/2015	2,560,000	2,163,200

		4,933,888

Insurance 0.1%
Marsh & McLennan Cos., 9.25%, 04/15/2019	380,000	396,302

Real Estate Investment Trusts (REITs) 1.6%
Host Marriott Corp.:
7.125%, 11/01/2013	740,000	699,300
Ser. Q, 6.75%, 06/01/2016	460,000	403,650
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014	1,420,000	1,331,250
Ventas, Inc.:
6.75%, 04/01/2017	2,920,000	2,642,600
7.125%, 06/01/2015	1,060,000	1,012,300
9.00%, 05/01/2012	575,000	603,750

		6,692,850

Real Estate Management & Development 0.5%
Toll Corp.:
8.25%, 02/01/2011	1,740,000	1,735,650
8.91%, 10/15/2017	455,000	458,052

		2,193,702

Thrifts & Mortgage Finance 0.7%
Residential Capital, LLC:
4.35%, 05/22/2009	1,010,000	977,175
8.50%, 05/15/2010 144A	2,565,000	2,039,175

		3,016,350

See Notes to Financial Statements

20

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
HEALTH CARE 3.0%
Health Care Equipment & Supplies 0.3%
Biomet, Inc.:
10.375%, 10/15/2017	$600,000	$580,500
11.625%, 10/15/2017	685,000	667,875

		1,248,375

Health Care Providers & Services 2.7%
HCA, Inc.:
6.30%, 10/01/2012	405,000	360,450
7.875%, 02/01/2011	550,000	541,750
8.50%, 04/15/2019 144A	2,545,000	2,573,631
8.75%, 09/01/2010	910,000	912,275
9.25%, 11/15/2016	635,000	630,238
9.625%, 11/15/2016	3,855,000	3,585,150
Humana, Inc., 7.20%, 06/15/2018	965,000	813,604
Omnicare, Inc., 6.125%, 06/01/2013	1,960,000	1,852,200
Symbion, Inc., 11.00%, 08/23/2015	434,555	208,586

		11,477,884

INDUSTRIALS 4.0%
Aerospace & Defense 2.0%
L-3 Communications Holdings, Inc.:
5.875%, 01/15/2015	7,655,000	7,042,600
6.375%, 10/15/2015	870,000	828,675
Vought Aircraft Industries, Inc., 8.00%, 07/15/2011	1,225,000	505,313

		8,376,588

Commercial Services & Supplies 1.1%
Browning-Ferris Industries, Inc.:
7.40%, 09/15/2035	380,000	330,323
9.25%, 05/01/2021	2,690,000	2,663,369
Corrections Corporation of America, 7.50%, 05/01/2011	120,000	120,600
DigitalGlobe, Inc., 10.50%, 05/01/2014 144A	260,000	261,950
Geo Group, Inc., 8.25%, 07/15/2013	150,000	143,625
Mobile Mini, Inc., 6.875%, 05/01/2015	1,575,000	1,157,625

		4,677,492

Machinery 0.5%
Commercial Vehicle Group, Inc., 8.00%, 07/01/2013	6,855,000	2,159,325

Road & Rail 0.1%
Kansas City Southern, 13.00%, 12/15/2013	410,000	436,650

Trading Companies & Distributors 0.3%
United Rentals, Inc., 6.50%, 02/15/2012	1,485,000	1,336,500

See Notes to Financial Statements

21

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
INFORMATION TECHNOLOGY 3.0%
Communications Equipment 0.3%
EchoStar Corp.:
6.625%, 10/01/2014	$760,000	$708,700
7.125%, 02/01/2016	20,000	18,800
7.75%, 05/31/2015	610,000	582,550

		1,310,050

Electronic Equipment, Instruments & Components 1.9%
Anixter International, Inc., 10.00%, 03/15/2014	1,490,000	1,430,400
Da-Lite Screen Co., Inc., 9.50%, 05/15/2011	690,000	624,450
Jabil Circuit, Inc.:
5.875%, 07/15/2010	355,000	339,025
8.25%, 03/15/2018	5,895,000	4,892,850
Sanmina-SCI Corp., 8.125%, 03/01/2016	1,455,000	742,050

		8,028,775

IT Services 0.2%
iPayment, Inc., 9.75%, 05/15/2014	945,000	552,825

Semiconductors & Semiconductor Equipment 0.6%
National Semiconductor Corp., 6.60%, 06/15/2017	1,005,000	789,004
Spansion, Inc.:
11.25%, 01/15/2016 144A •	410,000	43,050
FRN, 4.39%, 06/01/2013 144A •	4,515,000	1,828,575

		2,660,629

MATERIALS 6.1%
Chemicals 1.9%
Huntsman, LLC, 11.625%, 10/15/2010	1,685,000	1,722,912
Koppers Holdings, Inc., Sr. Disc. Note, Step Bond, 0.00%, 11/15/2014 †	2,310,000	1,975,050
Lubrizol Corp., 8.875%, 02/01/2019	485,000	527,080
MacDermid, Inc., 9.50%, 04/15/2017 144A	296,000	148,000
Momentive Performance Materials, Inc.:
9.75%, 12/01/2014	605,000	210,238
10.125%, 12/01/2014	708,396	159,389
11.50%, 12/01/2016	235,000	54,050
Mosaic Co.:
7.30%, 01/15/2028	1,540,000	1,257,983
7.625%, 12/01/2016 144A	1,380,000	1,388,872
Tronox Worldwide, LLC, 9.50%, 12/01/2012 •	2,806,000	491,050

		7,934,624

Construction Materials 1.2%
CPG International, Inc.:
10.50%, 07/01/2013	3,920,000	1,783,600
FRN, 8.56%, 07/01/2012	835,000	379,925

See Notes to Financial Statements

22

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CORPORATE BONDS continued
MATERIALS continued
Construction Materials continued
CRH America, Inc.:
5.625%, 09/30/2011	$455,000	$410,134
8.125%, 07/15/2018	1,685,000	1,407,423
Texas Industries, Inc., 7.25%, 07/15/2013 144A	1,130,000	923,775

		4,904,857

Containers & Packaging 1.0%
Exopack Holding Corp., 11.25%, 02/01/2014	3,410,000	2,404,050
Graham Packaging Co., 8.50%, 10/15/2012	1,435,000	1,241,275
Graphic Packaging International, Inc., 8.50%, 08/15/2011	840,000	825,300

		4,470,625

Metals & Mining 1.0%
AK Steel Corp., 7.75%, 06/15/2012	555,000	499,500
Freeport-McMoRan Copper & Gold, Inc.:
8.25%, 04/01/2015	2,220,000	2,189,209
8.375%, 04/01/2017	1,450,000	1,423,015
Indalex Holdings Corp., 11.50%, 02/01/2014 •	3,285,000	213,525

		4,325,249

Paper & Forest Products 1.0%
Georgia Pacific Corp.:
8.125%, 05/15/2011	690,000	695,175
8.25%, 05/01/2016 144A	400,000	402,000
8.875%, 05/15/2031	275,000	236,500
International Paper Co., 7.95%, 06/15/2018	2,520,000	2,195,648
Verso Paper Holdings, LLC:
9.125%, 08/01/2014	825,000	383,625
11.375%, 08/01/2016	1,962,000	470,880

		4,383,828

TELECOMMUNICATION SERVICES 4.6%
Diversified Telecommunication Services 2.6%
Citizens Communications Co.:
7.875%, 01/15/2027	1,660,000	1,303,100
9.25%, 05/15/2011	1,070,000	1,131,525
FairPoint Communications, Inc., 13.125%, 04/01/2018	1,205,000	335,894
Frontier Communications Corp., 8.25%, 05/01/2014	1,880,000	1,856,500
Qwest Corp.:
6.50%, 06/01/2017	166,000	148,570
7.50%, 06/15/2023	810,000	648,000
7.875%, 09/01/2011	3,460,000	3,451,350

See Notes to Financial Statements

23

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
TELECOMMUNICATION SERVICES continued
Diversified Telecommunication Services continued
Qwest Corp.:
8.375%, 05/01/2016 144A	$495,000	$495,000
8.875%, 03/15/2012	1,125,000	1,147,500
West Corp., 9.50%, 10/15/2014	610,000	532,225

		11,049,664

Wireless Telecommunication Services 2.0%
Centennial Communications Corp., 8.125%, 02/01/2014	2,555,000	2,663,588
Cricket Communications, Inc., 9.375%, 11/01/2014	220,000	218,900
MetroPCS Communications, Inc., 9.25%, 11/01/2014	1,865,000	1,876,656
Sprint Nextel Corp.:
6.90%, 05/01/2019	235,000	196,225
Ser. D, 7.375%, 08/01/2015	2,475,000	1,778,906
Ser. E, 6.875%, 10/31/2013	2,160,000	1,668,600

		8,402,875

UTILITIES 9.0%
Electric Utilities 5.6%
Allegheny Energy Supply Co., 8.25%, 04/15/2012 144A	3,555,000	3,592,754
Aquila, Inc., Step Bond, 11.875%, 07/01/2012 ††	7,567,000	7,950,533
CMS Energy Corp., 8.50%, 04/15/2011	355,000	364,246
Energy Future Holdings Corp., 11.25%, 11/01/2017	2,790,000	1,443,825
Mirant Mid-Atlantic, LLC, Ser. C, 10.06%, 12/30/2028	2,533,165	2,507,834
Mirant North America, LLC, 7.375%, 12/31/2013	980,000	948,150
NRG Energy, Inc., 7.375%, 02/01/2016	3,100,000	2,991,500
Orion Power Holdings, Inc., 12.00%, 05/01/2010	3,254,000	3,416,700
Public Service Company of New Mexico, 7.95%, 04/01/2015	435,000	400,822

		23,616,364

Gas Utilities 1.0%
Atmos Energy Corp., 8.50%, 03/15/2019	885,000	939,500
National Fuel Gas Co., 8.75%, 05/01/2019	1,920,000	1,926,411
ONEOK, Inc., 8.625%, 03/01/2019	1,360,000	1,384,552

		4,250,463

Independent Power Producers & Energy Traders 1.8%
AES Corp., 8.00%, 06/01/2020 144A	370,000	325,600
Dynegy Holdings, Inc.:
6.875%, 04/01/2011	1,000,000	945,000
7.125%, 05/15/2018	390,000	239,850
7.50%, 06/01/2015	155,000	122,450

See Notes to Financial Statements

24

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

CORPORATE BONDS continued
UTILITIES continued
Independent Power Producers & Energy Traders continued
Reliant Energy, Inc.:
6.75%, 12/15/2014	$4,821,000	$4,676,370
7.625%, 06/15/2014	1,125,000	1,020,937
7.875%, 06/15/2017	255,000	228,863

		7,559,070

Multi-Utilities 0.6%
NorthWestern Corp., 6.34%, 04/01/2019 144A	230,000	227,341
PNM Resources, Inc., 9.25%, 05/15/2015	435,000	394,763
Texas-New Mexico Power Co., 9.50%, 04/01/2019 144A	1,995,000	2,013,859

		2,635,963

Total Corporate Bonds (cost $318,510,723)		276,126,236

FOREIGN BONDS – CORPORATE (PRINCIPAL AMOUNT DENOMINATED IN CURRENCY INDICATED) 1.3%
CONSUMER DISCRETIONARY 0.2%
Textiles, Apparel & Luxury Goods 0.2%
Levi Strauss & Co., 8.625%, 04/01/2013 EUR	500,000	552,394

CONSUMER STAPLES 0.0%
Beverages 0.0%
Remy Cointreau SA, 5.20%, 01/15/2012 EUR	95,000	113,753

FINANCIALS 0.6%
Capital Markets 0.2%
Asset Repackaging Trust, 9.91%, 12/21/2011 EUR	949,418	992,378

Diversified Financial Services 0.4%
FMG Finance Property, Ltd., 9.75%, 09/01/2013 EUR	1,470,000	1,614,314

MATERIALS 0.1%
Chemicals 0.1%
Huntsman, LLC, 6.875%, 11/15/2013 EUR	740,000	538,502

UTILITIES 0.4%
Water Utilities 0.4%
Nalco Holdings Co., 7.75%, 11/15/2011 EUR	1,175,000	1,554,642

Total Foreign Bonds – Corporate (Principal Amount Denominated in Currency Indicated) (cost $4,896,966)		5,365,983

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES 2.4%
FIXED-RATE 0.9%
Bear Stearns Securities Trust, Ser. 2007, Class AM, 5.92%, 06/11/2050	$3,520,000	1,676,983
Countrywide Alternative Loan Trust, Inc., Ser. 2005-50CB, Class 1A1, 5.50%, 11/25/2035	937,084	527,353

See Notes to Financial Statements

25

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

WHOLE LOAN MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
Greenwich Capital Commercial Funding Corp., Ser. 2007-GG11, Class AM, 5.87%, 08/10/2017	$3,400,000	$1,565,577

		3,769,913

FLOATING-RATE 1.5%
American Home Mtge. Assets:
Ser. 2006-2, Class 1A1, 2.59%, 09/25/2046	3,833,634	1,417,471
Ser. 2007-1, Class A1, 2.33%, 02/25/2047	815,336	246,115
Banc of America Comml. Mtge., Inc., Ser. 2007-04, Class A4, 5.94%, 02/10/2051	3,220,000	2,518,233
GSR Mtge. Loan Trust, Ser. 2007-AR1, Class 2A1, 5.99%, 03/25/2037	2,027,718	1,147,132
Lehman XS Trust, Ser. 2006-18N, Class A5A, 0.69%, 12/25/2036	4,550,000	648,344
Washington Mutual, Inc. Mtge. Pass-Through Cert., Ser. 2006-AR09, Class 2A, 2.47%, 11/25/2046	1,450,255	435,498

		6,412,793

Total Whole Loan Mortgage-Backed Pass Through Securities (cost $15,334,429)		10,182,706

YANKEE OBLIGATIONS – CORPORATE 10.4%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Videotron, Ltd.:
9.125%, 04/15/2018	95,000	99,156
9.125%, 04/15/2018 144A	30,000	31,500

		130,656

CONSUMER STAPLES 0.7%
Beverages 0.7%
Bacardi, Ltd., 8.20%, 04/01/2019 144A	2,740,000	2,749,034

ENERGY 1.6%
Oil, Gas & Consumable Fuels 1.6%
Connacher Oil & Gas, Ltd., 10.25%, 12/15/2015 144A	1,960,000	882,000
Griffin Coal Mining Co., Ltd.:
9.50%, 12/01/2016	1,570,000	572,538
9.50%, 12/01/2016 144A	8,825,000	3,221,125
OPTI Canada, Inc.:
7.875%, 12/15/2014	3,700,000	2,007,250
8.25%, 12/15/2014	125,000	69,375

		6,752,288

See Notes to Financial Statements

26

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
FINANCIALS 1.6%
Consumer Finance 0.2%
Petroplus Finance, Ltd.:
6.75%, 05/01/2014 144A	$700,000	$581,000
7.00%, 05/01/2017 144A	160,000	129,600
Virgin Media Finance plc, 9.125%, 08/15/2016	50,000	49,500

		760,100

Diversified Financial Services 1.4%
FMG Finance Property, Ltd.:
10.625%, 09/01/2016 144A	3,385,000	2,978,800
FRN, 5.26%, 09/01/2011 144A	1,050,000	934,500
Preferred Term Securities XII, Ltd., FRN, 2.20%, 12/24/2033 • +	720,000	4,658
Ship Finance International, Ltd., 8.50%, 12/15/2013	2,570,000	1,876,100

		5,794,058

INDUSTRIALS 2.0%
Machinery 0.5%
Ingersoll-Rand Co., Ltd., 9.50%, 04/15/2014	1,845,000	1,931,798

Road & Rail 1.5%
Kansas City Southern de Mexico:
7.375%, 06/01/2014	4,970,000	4,050,550
9.375%, 05/01/2012	2,006,000	1,845,520
12.50%, 04/01/2016 144A	585,000	570,375

		6,466,445

MATERIALS 2.5%
Metals & Mining 2.3%
Barrick Gold Corp., 6.95%, 04/01/2019	610,000	646,264
Evraz Group SA:
8.875%, 04/24/2013	370,000	255,130
8.875%, 04/24/2013 144A	1,060,000	731,400
9.50%, 04/24/2018 144A	1,760,000	1,095,600
Novelis, Inc., 7.25%, 02/15/2015	4,355,000	2,286,375
Rio Tinto, Ltd., 9.00%, 05/01/2019	2,325,000	2,394,455
Vedanta Resources plc, 9.50%, 07/18/2018 144A	3,465,000	2,546,775

		9,955,999

Paper & Forest Products 0.2%
Cascades, Inc., 7.25%, 02/15/2013	955,000	759,225

TELECOMMUNICATION SERVICES 2.0%
Diversified Telecommunication Services 0.5%
Vimpel Communications, 8.375%, 04/30/2013 144A	50,000	40,375
Vimpel Communications, 9.125%, 04/30/2018 144A	2,995,000	2,148,913

		2,189,288

See Notes to Financial Statements

27

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

YANKEE OBLIGATIONS – CORPORATE continued
TELECOMMUNICATION SERVICES continued
Wireless Telecommunication Services 1.5%
Inmarsat, plc, Sr. Disc. Note, Step Bond, 10.375%, 11/15/2012 †	$1,700,000	$1,751,000
Intelsat, Ltd.:
8.50%, 04/15/2013 144A	2,160,000	2,149,200
8.875%, 01/15/2015 144A	776,000	771,570
Telesat Canada, Inc., 11.00%, 11/01/2015 144A	1,920,000	1,795,200

		6,466,970

Total Yankee Obligations – Corporate (cost $54,935,511)		43,955,861

	Shares	Value

COMMON STOCKS 0.0%
ENERGY 0.0%
Oil, Gas & Consumable Fuels 0.0%
Newfield Exploration Co. * (cost $32,552)	1,708	53,255

WARRANTS 0.0%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Metricom, Inc., Expiring 02/15/2010 * + ☐ (cost $318,090)	1,500	0

CLOSED END MUTUAL FUND SHARES 7.3%
Dreyfus High Yield Strategies Fund, Inc.	2,030,674	5,624,967
DWS High Income Trust	198,464	637,069
DWS Multi-Market Income Trust	248,924	1,605,560
Eaton Vance Limited Duration Income Trust	490,962	5,685,340
ING Prime Rate Trust	820,752	3,209,140
LMP Corporate Loan Fund, Inc.	302,267	2,348,615
Morgan Stanley High Yield Fund, Inc.	280,573	1,181,212
New America High Income Fund, Inc.	681,455	4,006,955
Nuveen Floating Rate Income Fund	555,492	3,666,247
Prudential High Yield Income Fund, Inc.	182,210	690,576
Wellington High Yield Plus Fund, Inc.	390,510	1,042,662
Western Asset Global High Income Fund, Inc.	42,165	328,887
Zweig Total Return Fund, Inc.	244,215	805,910

Total Closed End Mutual Fund Shares (cost $27,143,226)		30,833,140

	Principal Amount	Value

CONVERTIBLE DEBENTURES 0.2%
CONSUMER DISCRETIONARY 0.0%
Media 0.0%
Sinclair Broadcast Group, Inc., 3.00%, 05/15/2027	$245,000	137,813

See Notes to Financial Statements

28

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

CONVERTIBLE DEBENTURES continued
INFORMATION TECHNOLOGY 0.2%
Communications Equipment 0.2%
Lucent Technologies, Inc., 2.875%, 06/15/2025	$1,440,000	$919,800

Total Convertible Debentures (cost $827,326)		1,057,613

LOANS 7.6%
CONSUMER DISCRETIONARY 2.3%
Abitibi Consolidated, Inc., FRN, 11.50%, 03/30/2010	1,158,877	892,335
Fontainebleau Resorts, LLC, FRN:
3.69%, 06/06/2014	705,310	70,538
4.53%, 06/06/2014	1,410,619	141,076
Ford Motor Co., FRN, 3.46%-4.14%, 12/15/2013	1,253,565	788,643
General Motors Corp., FRN, 8.00%, 11/29/2013	1,740,828	1,158,417
Greektown Casino, LLC, FRN, 5.00%, 12/03/2012	730,000	153,307
Idearc, Inc., FRN:
3.75%, 11/13/2013 •	213,571	83,451
6.25%, 11/17/2014 •	1,910,234	735,440
Ion Media Networks, Inc., FRN, 6.38%, 01/15/2012	3,485,000	884,354
Metaldyne Corp., FRN:
4.19%-5.19%, 01/11/2012 @	896,792	186,093
6.19%-8.00%, 01/11/2014 @	6,125,800	1,271,103
Newsday, LLC, 9.75%, 07/15/2013 <	2,470,000	2,386,242
Tower Automotive Holdings, FRN, 4.69%-5.56%, 07/31/2013	341,134	124,998
Tropicana Entertainment, LLC, FRN, 6.50%, 01/03/2012	3,465,000	970,235

		9,846,232

CONSUMER STAPLES 0.7%
Merisant Co., FRN, 3.93%, 01/11/2010 <	3,878,169	3,044,362

ENERGY 0.8%
Alon Krotz Springs, Inc., FRN, 10.75%, 07/03/2014	390,076	264,042
Saint Acquisition Corp., FRN, 3.81%, 06/05/2014	1,077,291	641,032
Semgroup Energy Partners, FRN, 9.00%, 07/20/2012	3,040,000	2,587,952

		3,493,026

FINANCIALS 0.2%
Realogy Corp., FRN:
3.50%, 09/01/2014	221,040	148,070
4.18%, 09/01/2014	821,006	549,975

		698,045

HEALTH CARE 0.2%
HCA, Inc., FRN, 3.22%, 11/18/2012	877,511	793,665

See Notes to Financial Statements

29

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

LOANS continued
INDUSTRIALS 0.4%
Clarke American Corp., FRN, 2.93%-3.96%, 02/28/2014	$1,357,670	$967,517
Neff Corp., FRN:
3.97%, 11/30/2014	4,755,000	713,250
4.82%, 05/31/2013	47,250	19,777

		1,700,544

INFORMATION TECHNOLOGY 0.2%
iPayment, Inc., FRN, 2.45%-3.23%, 05/10/2013	1,057,568	672,920

MATERIALS 2.4%
Graham Packaging Co., FRN, 2.69%-2.81%, 10/07/2011	594,456	517,676
LyondellBasell, FRN:
5.75%, 12/20/2013	1,094,981	366,818
5.94%, 12/15/2009	4,037,487	3,149,281
6.00%, 12/22/2014	661,926	222,222
LyondellBasell, FRN:
7.00%, 12/20/2013	2,872,287	964,284
13.00%, 12/15/2009	3,989,189	4,077,869
Novelis, Inc., FRN:
2.43%, 07/06/2014	478,470	343,790
3.22%, 07/06/2014	1,052,644	756,346

		10,398,286

TELECOMMUNICATION SERVICES 0.4%
FairPoint Communications, Inc., N/A, 03/08/2015 <	2,905,000	1,524,195

Total Loans (cost $47,639,515)		32,171,275

	Shares	Value

SHORT-TERM INVESTMENTS 2.8%
MUTUAL FUND SHARES 2.8%
Evergreen Institutional Money Market Fund, Class I, 0.57% q ø ## (cost $11,984,241)	11,984,241	11,984,241

Total Investments (cost $485,413,729) 98.3%		416,589,824
Other Assets and Liabilities 1.7%		7,023,917

Net Assets 100.0%		$423,613,741

144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
††	The rate shown is the stated rate at the current period end.
#	When-issued or delayed delivery security

See Notes to Financial Statements

30

SCHEDULE OF INVESTMENTS continued

April 30, 2009

†

Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.

*	Non-income producing security
+	Security is deemed illiquid.
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
@	Security is currently paying interest in-kind.
<	All or a portion of the position represents an unfunded loan commitment.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.
##	All or a portion of this security has been segregated for when-issued, delayed delivery securities and/or unfunded loans.

Summary of Abbreviations
EUR	Euro
FRN	Floating Rate Note

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited)*:

AAA	12.8%
A	0.7%
BBB	16.0%
BB	28.9%
B	23.3%
CCC	10.5%
Less than CCC	3.5%
NR	4.3%

100.0%

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited)*:

Less than 1 year	18.6%
1 to 3 year(s)	13.7%
3 to 5 years	18.7%
5 to 10 years	41.3%
10 to 20 years	6.0%
20 to 30 years	1.7%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

31

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $473,429,488)	$404,605,583
Investments in affiliated issuers, at value (cost $11,984,241)	11,984,241

Total investments	416,589,824
Segregated cash	2,514,000
Foreign currency, at value (cost $488)	491
Receivable for securities sold	12,055,081
Receivable for Fund shares sold	1,828,059
Dividends and interest receivable	9,337,739
Premiums paid on credit default swap transactions	798,751
Unrealized gains on forward foreign currency exchange contracts	5,812
Unrealized gains on credit default swap transactions	1,130,152
Prepaid expenses and other assets	128,152

Total assets	444,388,061

Liabilities
Dividends payable	1,588,655
Payable for securities purchased	13,717,027
Payable for Fund shares redeemed	594,243
Unrealized losses on credit default swap transactions	579,787
Unrealized losses on forward foreign currency exchange contracts	61,356
Premiums received on credit default swap transactions	3,896,653
Due to custodian bank	211,700
Advisory fee payable	5,065
Distribution Plan expenses payable	5,169
Due to other related parties	4,025
Accrued expenses and other liabilities	110,640

Total liabilities	20,774,320

Net assets	$423,613,741

Net assets represented by
Paid-in capital	$751,363,522
Undistributed net investment income	2,091,463
Accumulated net realized losses on investments	(261,515,210)
Net unrealized losses on investments	(68,326,034)

Total net assets	$423,613,741

Net assets consists of
Class A	$217,198,750
Class B	58,429,466
Class C	78,994,970
Class I	68,990,555

Total net assets	$423,613,741

Shares outstanding (unlimited number of shares authorized)
Class A	90,954,159
Class B	24,465,185
Class C	33,075,654
Class I	28,888,211

Net asset value per share
Class A	$2.39
Class A — Offering price (based on sales charge of 4.75%)	$2.51
Class B	$2.39
Class C	$2.39
Class I	$2.39

See Notes to Financial Statements

32

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest (net of foreign withholding taxes of $7,648)	$47,469,625
Dividends	2,835,413
Income from affiliated issuers	173,486
Securities lending	153,349

Total investment income	50,631,873

Expenses
Advisory fee	2,330,460
Distribution Plan expenses
Class A	530,113
Class B	754,220
Class C	889,197
Administrative services fee	430,573
Transfer agent fees	964,036
Trustees’ fees and expenses	8,645
Printing and postage expenses	83,035
Custodian and accounting fees	179,959
Registration and filing fees	79,064
Professional fees	71,603
Interest expense	1,762
Other	8,859

Total expenses	6,331,526
Less: Expense reductions	(7,567)
Fee waivers	(614,217)

Net expenses	5,709,742

Net investment income	44,922,131

Net realized and unrealized gains or losses on investments
Net realized gains or losses on:
Securities in unaffiliated issuers	(101,581,419)
Foreign currency related transactions	(156,218)
Credit default swap transactions	994,841

Net realized losses on investments	(100,742,796)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(35,856,607)
Foreign currency related transactions	15,274
Credit default swap transactions	462,222

Net change in unrealized gains or losses on investments	(35,379,111)

Net realized and unrealized gains or losses on investments	(136,121,907)

Net decrease in net assets resulting from operations	$(91,199,776)

See Notes to Financial Statements

33

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009		2008

Operations
Net investment income		$44,922,131		$43,984,598
Net realized losses on investments		(100,742,796)		(5,430,704)
Net change in unrealized gains or losses on investments		(35,379,111)		(48,995,205)

Net decrease in net assets resulting from operations		(91,199,776)		(10,441,311)

Distributions to shareholders from
Net investment income
Class A		(20,890,330)		(21,361,094)
Class B		(6,726,059)		(8,349,395)
Class C		(8,016,556)		(8,933,701)
Class I		(5,940,379)		(2,478,761)

Total distributions to shareholders		(41,573,324)		(41,122,951)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	23,460,686	46,855,024	12,599,402	40,291,644
Class B	1,778,667	4,242,958	1,910,604	6,190,668
Class C	4,212,769	9,983,604	2,426,301	7,745,868
Class I	35,364,025	39,415,839	7,743,024	26,003,845

		100,497,425		80,232,025

Net asset value of shares issued in reinvestment of distributions
Class A	5,386,285	13,364,282	4,412,555	14,183,006
Class B	1,350,073	3,371,595	1,242,980	3,995,001
Class C	1,665,853	4,138,975	1,440,882	4,631,294
Class I	1,302,557	2,994,319	267,966	864,515

		23,869,171		23,673,816

Automatic conversion of Class B shares to Class A shares
Class A	2,258,245	5,619,125	1,175,830	3,743,609
Class B	(2,258,245)	(5,619,125)	(1,175,830)	(3,743,609)

		0		0

Payment for shares redeemed
Class A	(28,265,734)	(71,826,831)	(30,235,841)	(97,809,031)
Class B	(11,034,293)	(27,844,242)	(11,623,756)	(37,443,587)
Class C	(10,727,624)	(26,777,709)	(13,549,920)	(43,714,958)
Class I	(26,226,695)	(59,000,022)	(7,767,528)	(25,028,336)

		(185,448,804)		(203,995,912)

Net asset value of shares issued in acquisition
Class A	1,562,948	12,467,016	0	0
Class I	10,223,579	81,550,002	0	0

		94,017,018		0

Net increase (decrease) in net assets resulting from capital share transactions		32,934,810		(100,090,071)

Total decrease in net assets		(99,838,290)		(151,654,333)

See Notes to Financial Statements

34

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2009	2008

Net assets
Beginning of period	$523,452,031	$675,106,364

End of period	$423,613,741	$523,452,031

Undistributed (overdistributed) net investment income	$2,091,463	$(137,343)

See Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen High Income Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market values due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The

36

NOTES TO FINANCIAL STATEMENTS continued

value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

d. Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on foreign currency related transactions. The Fund could be

37

NOTES TO FINANCIAL STATEMENTS continued

exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

e. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

f. Loans

The Fund may purchase loans through an agent, by assignment from another holder of the loan or as a participation interest in another holder’s portion of the loan. Loans are purchased on a when-issued or delayed delivery basis. Interest income is accrued based on the terms of the securities. Fees earned on loan purchasing activities are recorded as income when earned. Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

g. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

h. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap refer-

38

NOTES TO FINANCIAL STATEMENTS continued

ences all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/ moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. To the extent debt

39

NOTES TO FINANCIAL STATEMENTS continued

obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectibility of interest is reasonably assured, the debt obligation is removed from non-accrual status. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

k. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to certain capital loss carryovers assumed as a result of acquisitions and expiration of capital loss carryovers. During the year ended April 30, 2009, the following amounts were reclassified:

Paid-in capital	$32,571,034
Undistributed net investment income	(1,120,001)
Accumulated net realized losses on investments	(31,451,033)

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid a fee at an annual rate of 2% of the Fund’s gross investment income plus an amount deter-

40

NOTES TO FINANCIAL STATEMENTS continued

mined by applying percentage rates to the average daily net assets of the Fund, starting at 0.31% and declining to 0.16% as average daily net assets increase. For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.54% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC contractually and voluntarily waived its advisory fee in the amounts of $412,002 and $202,215, respectively.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

41

NOTES TO FINANCIAL STATEMENTS continued

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund. For the year ended April 30, 2009, the transfer agent fees were equivalent to an annual rate of 0.22% of the Fund’s average daily net assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wells Fargo. During the year ended April 30, 2009, the Fund paid brokerage commissions of $2,399 to Wachovia Securities, LLC, a broker-dealer affiliated with Wells Fargo.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2009, EIS received $20,523 from the sale of Class A shares and $16,896, $168,577 and $3,690 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on September 19, 2008, the Fund acquired the net assets of Evergreen Select High Yield Bond Fund in a tax-free exchange for Class A and Class I shares of the Fund. Shares were issued to Class A and Class I shareholders of Evergreen Select High Yield Bond Fund at an exchange ratio of 2.80 and 2.80 for Class A and Class I shares, respectively, of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $10,172,034. The aggregate net assets of the Fund and Evergreen Select High Yield Bond Fund immediately prior to the acquisition were $440,185,205 and $94,017,018, respectively. The aggregate net assets of the Fund immediately after the acquisition were $534,202,223.

42

NOTES TO FINANCIAL STATEMENTS continued

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2009:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$5,334,866	$494,474,089	$2,996,821	$536,647,412

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities	Other Financial Instruments*

Level 1 – Quoted Prices	$42,870,636	$0
Level 2 – Other Significant Observable Inputs	373,719,188	494,821
Level 3 – Significant Unobservable Inputs	0	0

Total	$416,589,824	$494,821

*	Other financial instruments include forwards and swap contracts.

43

NOTES TO FINANCIAL STATEMENTS continued

As of April 30, 2009, the Fund had unfunded loan commitments of $10,738,955.

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $491,339,495. The gross unrealized appreciation and depreciation on securities based on tax cost was $16,117,204 and $90,866,875, respectively, with a net unrealized depreciation of $74,749,671.

As of April 30, 2009, the Fund had $194,204,789 in capital loss carryovers for federal income tax purposes expiring as follows:

Expiration

2010	2011	2013	2014	2015	2016	2017

$116,376,746	$15,936,101	$904,358	$6,309,078	$6,135,718	$4,801,509	$43,741,279

Certain portions of the capital loss carryovers of the Fund were assumed as a result of acquisitions. These losses are subject to certain limitations prescribed by the Internal Revenue Code.

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October losses of $61,384,655.

7. DERIVATIVE TRANSACTIONS

At April 30, 2009, the Fund had forward foreign currency exchange contracts outstanding as follows:

Forward Foreign Currency Exchange Contracts to Sell:

Exchange Date	Contracts to Deliver	U.S. Value at April 30, 2009	In Exchange for U.S. $	Unrealized Gain (Loss)

08/06/2009	470,000 EUR	$621,611	$611,945	$(9,666)
08/06/2009	878,680 EUR	1,162,122	1,131,739	(30,383)
08/06/2009	194,146 EUR	256,773	243,653	(13,120)
10/01/2009	224,061 EUR	296,312	297,116	804
10/15/2009	593,976 EUR	785,493	781,316	(4,177)
10/15/2009	256,090 EUR	338,662	335,849	(2,813)
10/15/2009	754,300 EUR	997,511	1,001,182	3,671
10/15/2009	147,107 EUR	194,539	193,342	(1,197)
10/15/2009	431,704 EUR	570,900	572,237	1,337

44

NOTES TO FINANCIAL STATEMENTS continued

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return. At April 30, 2009, the Fund had the following credit default swap contracts outstanding:

Credit default swaps on debt obligations – Buy protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

06/20/2014	Deutsche	Humana, Inc.,	BBB	$510,000	1.00%	Quarterly	$52,883	$57,344	$(4,461)
	Bank	6.30%,
		08/01/2018 ##
06/20/2014	Goldman	Motorola, 6.50%,	BB+	1,270,000	1.00%	Quarterly	52,442	127,937	(75,495)
	Sachs	09/01/2025 #
06/20/2014	UBS	Expedia, 7.46%,	BB	1,695,000	5.00%	Quarterly	(90,002)	(53,274)	(36,728)
		08/15/2018 #
06/20/2014	UBS	Motorola, 6.50%,	BB+	890,000	1.00%	Quarterly	36,751	84,609	(47,858)
		09/01/2025 #

Credit default swaps on an index – Buy protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Made by the Fund	Frequency of Payments Made	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/20/2013	Deutsche Bank	Dow Jones CDX North American Investment Grade Index ##	B	$2,825,000	3.35%	Monthly	$216,403	$528,861	$(312,458)

Credit default swaps on debt obligations – Sell protection

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

09/20/2013	Deutsche	GE Capital,	AA+	$430,000	4.00%	Quarterly	$(39,367)	$0	$(39,367)
	Bank	6.00%,
		06/15/2012 #
12/20/2013	CitiBank	GE Capital,	AA+	655,000	6.65%	Quarterly	592	0	592
		6.00%,
		06/15/2012 #
12/20/2013	Goldman	GE Capital,	AA+	545,000	4.50%	Quarterly	(41,460)	0	(41,460)
	Sachs	6.00%,
		06/15/2012 #

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

@	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.
##	The Fund entered into the swap contract for hedging purposes.

45

NOTES TO FINANCIAL STATEMENTS continued

Credit default swaps on debt obligations – Sell protection (continued)

Expiration	Counterparty	Reference Debt Obligation	Rating of Reference Debt Obligation*	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

03/20/2014	Goldman	GE Capital,	AA+	$425,000	5.10%	Quarterly	$(21,960)	$0	$(21,960)
	Sachs	5.625%,
		09/15/2017 #
06/20/2014	Credit Suisse	GE Capital,	AA+	500,000	5.00%	Quarterly	(27,998)	(40,901)	12,903
	First Boston	5.625%,
		09/15/2017 #
06/20/2014	Deutsche	GE Capital,	AA+	455,000	5.00%	Quarterly	(25,479)	(43,975)	18,496
	Bank	5.625%,
		09/15/2017 #
06/20/2014	Goldman	GE Capital,	AA+	1,280,000	5.00%	Quarterly	(71,676)	(101,413)	29,737
	Sachs	5.625%,
		06/15/2017 #

Credit default swaps on an index – Sell protection

Expiration	Counterparty	Reference Index	Rating of Reference Index*@	Notional Amount	Fixed Payments Received by the Fund	Frequency of Payments Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Gain (Loss)

12/13/2049	Credit Suisse	Markit CMBX	AAA	$2,485,000	0.08%	Monthly	$(661,474)	$(857,186)	$195,712
	First Boston	North America
		AAA.3 Index #
12/13/2049	Goldman	Markit CMBX	AAA	7,240,000	0.08%	Monthly	(1,927,192)	(2,799,904)	872,712
	Sachs	North America
		AAA.3 Index #

*

Reflects the ratings of a nationally recognized ratings agency at period end. A rating of D would most likely indicate a trigger event of default has occurred although circumstances including bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium and restructuring may also cause a credit event to take place.

@	Rating represents an average rating for the underlying securities within the index.
#	The Fund entered into the swap contract for speculative purposes.

The total notional amount of credit default swaps in the tables above are representative of the volume of derivative activity during the year ended April 30, 2009.

Certain of the Fund’s derivative transactions may contain provisions for early termination in the event the net assets of the Fund declines below specific levels identified by the counterparty. If these levels are triggered, the counterparty may terminate the transaction and seek payment or request full collaterization of the derivative transaction in net liability positions. On April 30, 2009, the aggregate fair value of all derivative instruments with net asset contingent features that were in a liability position amounted to $2,906,608. As of April 30, 2009, the Fund had segregated $2,514,000 as cash collateral for outstanding swap transactions.

46

NOTES TO FINANCIAL STATEMENTS continued

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of April 30, 2009 was as follows:

	Asset Derivatives		Liability Derivatives

Derivatives not accounted for as hedging instruments under Statement 133	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value

Forward foreign currency contracts	Unrealized gains on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	$5,812	Unrealized losses on forward foreign currency exchange contracts, Net assets – Net unrealized losses on investments	$61,356

Credit contracts	Unrealized gains on credit default swap transactions, Net assets – Net unrealized losses on investments	1,130,152	Unrealized losses on credit default swap transactions, Net assets – Net unrealized losses on investments	579,787

		$1,135,964		$641,143

The effect of derivative instruments on the Statement of Operations for the year ended April 30, 2009 was as follows:

	Amount of Realized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$(60,030)	$0	$(60,030)
Credit contracts	0	994,841	994,841

	$(60,030)	$994,841	$934,811

	Change in Unrealized Gains or Losses on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments under Statement 133	Forward Currency Contracts	Credit Default Swaps	Total

Forward foreign currency contracts	$16,511	$0	$16,511
Credit contracts	0	462,222	462,222

	$16,511	$462,222	$478,733

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2009, the Fund did not participate in the interfund lending program.

47

NOTES TO FINANCIAL STATEMENTS continued

9. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
		Carryovers
		and
Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Depreciation	Losses	Tax Differences

$4,232,149	$74,745,179	$255,589,444	$(1,647,307)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, premium amortization, forward contracts and swap contracts. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $41,573,324 and $41,122,951 of ordinary income for the years ended April 30, 2009 and April 30, 2008, respectively.

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in an unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee on the unused balance, which is allocated pro rata. The credit facility is for $100 million with an annual commitment fee of 0.09%. Prior to June 27, 2008, the annual commitment fee was 0.08%.

48

NOTES TO FINANCIAL STATEMENTS continued

During the year ended April 30, 2009, the Fund had average borrowings outstanding of $181,649 at an average rate of 0.97% and paid interest of $1,762.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the

49

NOTES TO FINANCIAL STATEMENTS continued

Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

15. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen High Income Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen High Income Fund as of April 30, 2009, the results of its operations, changes in its net assets and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
June 29, 2009

51

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1a — To consider and act upon a new investment advisory agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$169,673,020
Net assets voted “Against”	$6,355,686
Net assets voted “Abstain”	$8,884,050

Proposal 1b — To consider and act upon a new sub-advisory agreement with Tattersall Advisory Group, Inc.

Net assets voted “For”	$167,655,937
Net assets voted “Against”	$7,595,556
Net assets voted “Abstain”	$9,661,261

52

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55

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

56

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

57

566660 rv6 06/2009

Evergreen U.S. Government Fund

1	LETTER TO SHAREHOLDERS
4	FUND AT A GLANCE
6	PORTFOLIO MANAGER COMMENTARY
9	ABOUT YOUR FUND’S EXPENSES
10	FINANCIAL HIGHLIGHTS
14	SCHEDULE OF INVESTMENTS
21	STATEMENT OF ASSETS AND LIABILITIES
22	STATEMENT OF OPERATIONS
23	STATEMENTS OF CHANGES IN NET ASSETS
25	STATEMENT OF CASH FLOWS
26	NOTES TO FINANCIAL STATEMENTS
37	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
38	ADDITIONAL INFORMATION
40	TRUSTEES AND OFFICERS

This annual report must be preceded or accompanied by a prospectus of the Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

The fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q will be available on the SEC’s Web site at http://www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

A description of the fund’s proxy voting policies and procedures, as well as information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available by visiting our Web site at EvergreenInvestments.com or by visiting the SEC’s Web site at http://www.sec.gov. The fund’s proxy voting policies and procedures are also available without charge, upon request, by calling 800.343.2898.

Mutual Funds:

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2009, Evergreen Investment Management Company, LLC.

Evergreen Investment Management Company, LLC is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s other Broker Dealer subsidiaries.

Evergreen mutual funds are distributed by Evergreen Investment Services, Inc. 200 Berkeley Street, Boston, MA 02116

LETTER TO SHAREHOLDERS

June 2009

W. Douglas Munn

President and Chief Executive Officer

Dear Shareholder:

We are pleased to provide the Annual Report for Evergreen U.S. Government Fund for the twelve-month period ended April 30, 2009 (the “period”).

The year 2008 saw home prices fall and job losses persist, as economic conditions deteriorated due to the credit crisis. The crisis reached a crucial point in September 2008, when federal officials allowed for the fall of Lehman Brothers, which history will likely judge as a colossal policy failure. Indeed, the collateral damage from this event led to further collapse. Previously venerable financial institutions fell like dominos in the ensuing weeks as distrust prevailed and counter-party risk, whether real or imagined, escalated. Inter-bank lending ceased to exist, and the credit markets froze. Volatility continued to dominate trading patterns through the end of 2008, as losses mounted within the equity markets. Weak economic data, falling profit forecasts, and uncertainty about the auto industry compounded worries about the credit crisis.

In early 2009, layoff announcements accelerated; further pressuring personal consumption and business investment. The fixed income markets worried about deflation during the period, evidenced by investor willingness to accept virtually nothing for short-term loans to the government. Concerns about federal spending also increased, with yields climbing for longer-term U.S. Treasuries during the first quarter of 2009. International markets were hit hard as economies in both developed and emerging countries struggled. Equity markets were affected by the weakness in economic data and corporate profits, although during April 2009, stocks rallied off their March 2009 lows with international and small cap stocks leading the gains. However, given the still unresolved issues of credit availability, rising unemployment, declining home values, looming auto bankruptcies, and the possibility for more bank re-capitalizations, we believe investors need to prepare for a potential re-test of the March 2009 lows in the coming months.

The unprecedented economic and financial turmoil has been met with an unprecedented policy response, as the Federal Reserve Board, the U.S. Treasury, the Federal Deposit Insurance Corporation and the Federal Housing Administration have allocated more than $11 trillion to combat the crisis. Perhaps most important, the Public-Private Investment Program (the “PPIP”) has been designed to help rid banks of toxic assets from their balance sheets. The measures taken to address this crisis have merely treated the symptoms, but the announcement of this program gets to the root cause: the distressed assets on (and off) bank balance sheets. The PPIP is designed to use

1

LETTER TO SHAREHOLDERS continued

government subsidies to attract private purchases of currently illiquid mortgage-related loans and securities held by banks. As a market returns for these assets, banks will be positioned to improve capital ratios, increase lending activity, and potentially buy their way out of the increasingly restrictive Troubled Asset Relief Program. We believe that the successful implementation of this program is critical for a sustainable expansion to ensue. As the lagged effects of the massive policy response take hold, we look for pent-up consumer demand to combine with government spending to help push Gross Domestic Product back into positive territory by the fourth quarter of 2009.

During a volatile and challenging period in the capital markets, the investment managers of Evergreen’s intermediate and long-term bond funds paid careful attention to risk management in a rapidly changing market environment. The management of Evergreen U.S. Government Fund, Evergreen Core Bond Fund and Evergreen Core Plus Bond Fund focused on interest-rate movements, Fed policy and general economic trends in managing their portfolios. Meanwhile, the management of Evergreen High Income Fund positioned the portfolio relatively conservatively during a period of growing risk aversion. Evergreen Diversified Income Builder Fund’s manager maintained an emphasis on better-quality, high-yield corporate bonds while also increasing the exposure to dividend-paying stocks.

As we look back over the extraordinary series of events during the period, we believe it is important for all investors to keep perspective and remain focused on their long-term goals. We continue to urge investors to work with their financial advisors to pursue fully diversified strategies in order to participate in future market gains and limit the risks of potential losses. Investors should keep in mind that the economy and the financial markets have had long and successful histories of adaptability, recovery, innovation and growth. Proper asset allocation decisions can have significant impacts on the returns of long-term portfolios.

Please visit us at EvergreenInvestments.com for more information about our funds and other investment products available to you. Thank you for doing business with Evergreen Investments.

Sincerely,

W. Douglas Munn

President and Chief Executive Officer

Evergreen Funds

2

LETTER TO SHAREHOLDERS continued

Notices to Shareholders:

•

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

•	Effective January 1, 2009, W. Douglas Munn became President and Chief Executive Officer of the Evergreen Funds.
•

On December 31, 2008, Wachovia Corporation merged with and into Wells Fargo & Company (“Wells Fargo”). As a result of the merger, Evergreen Investment Management Company, LLC (“EIMC”), Tattersall Advisory Group, Inc., First International Advisors, LLC, Metropolitan West Capital Management, LLC, Evergreen Investment Services, Inc. and Evergreen Service Company, LLC, are subsidiaries of Wells Fargo.

3

FUND AT A GLANCE

as of April 30, 2009

MANAGEMENT TEAM

Investment Advisor:

Evergreen Investment Management Company, LLC

Sub-Advisor:

Tattersall Advisory Group, Inc.

Portfolio Managers:

Christopher Y. Kauffman, CFA; Todd C. Kuimjian, CFA; Richard Applebach, CFA; Karen DiMeglio

CURRENT INVESTMENT STYLE

Source: Morningstar, Inc.

Morningstar’s style box is based on a portfolio date as of 3/31/2009.

The Fixed Income style box placement is based on a fund’s average effective maturity or duration and the average credit rating of the bond portfolio.

PERFORMANCE AND RETURNS

Portfolio inception date: 1/11/1993

	Class A	Class B	Class C	Class I
Class inception date	1/11/1993	1/11/1993	9/2/1994	9/2/1993

Nasdaq symbol	EUSAX	EUSBX	EUSCX	EUSYX

Average annual return*

1-year with sales charge	-7.00%	-7.80%	-4.03%	N/A

1-year w/o sales charge	-2.36%	-3.09%	-3.09%	-2.12%

5-year	1.88%	1.79%	2.14%	3.16%

10-year	3.62%	3.37%	3.37%	4.40%

Maximum sales charge	4.75% Front-end	5.00% CDSC	1.00% CDSC	N/A

*	Adjusted for maximum applicable sales charge, unless noted.

Past performance is no guarantee of future results. The performance quoted represents past performance and current performance may be lower or higher. The investment return and principal value of an investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance information current to the most recent month-end for Classes A, B, C or I, please go to EvergreenInvestments.com/fundperformance. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The fund incurs a 12b-1 fee of 0.25% for Class A and 1.00% for Classes B and C. Class I does not pay a 12b-1 fee.

The returns shown for Class B shares do not reflect the conversion of Class B shares to Class A shares after eight years.

Returns reflect expense limits previously in effect, without which returns would have been lower.

Class I shares are only offered, subject to the minimum initial purchase requirements, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates), (2) to employer- or state-sponsored benefit plans, including but not limited to, retirement plans, defined benefit plans, deferred compensation plans, or savings plans, (3) to fee-based mutual fund wrap

4

FUND AT A GLANCE continued

Comparison of a $10,000 investment in the Evergreen U.S. Government Fund Class A shares versus a similar investment in the Barclays Capital Intermediate Government Index (BCITGBI) and the Consumer Price Index (CPI).

The BCITGBI is an unmanaged market index and does not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses or any taxes. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

accounts, (4) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (5) to certain institutional investors, and (6) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Class I shares are only available to institutional shareholders with a minimum of $1 million investment, which may be waived in certain situations.

The fund’s investment objective may be changed without a vote of the fund’s shareholders.

Asset-backed and mortgage-backed securities are generally subject to higher prepayment risks than other types of debt securities, which can limit the potential for gain in a declining interest rate environment and increase the potential for loss in a rising interest rate environment. Mortgage-backed securities may also be structured so that they are particularly sensitive to interest rates.

Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track.

Leverage may disproportionately increase a fund’s portfolio losses and reduce opportunities for gain when interest rates, stock prices, or currency rates are changing.

The return of principal is not guaranteed due to fluctuation in the fund’s NAV caused by changes in the price of individual bonds held by the fund and the buying and selling of bonds by the fund. Bond funds have the same inflation, interest rate and credit risks as individual bonds. Generally, the value of bond funds rises when prevailing interest rates fall, and falls when interest rates rise.

U.S. government guarantees apply only to certain securities held in the fund’s portfolio and not to the fund’s shares.

All data is as of April 30, 2009, and subject to change.

5

PORTFOLIO MANAGER COMMENTARY

The fund’s Class A shares returned -2.36% for the twelve-month period ended April 30, 2009, excluding any applicable sales charges. During the same period, the BCITGBI returned 6.65%.

The fund’s objective is to seek to achieve a high level of current income consistent with stability of principal.

Investment process

In an unprecedented environment of credit scarcity and foundering financial services companies, the federal government and the Federal Reserve Board (the “Fed”) stepped in over the course of the fiscal year with plans aimed at supporting the U.S. financial system. In addition to the Troubled Asset Relief Program (“TARP”) created in the fall of 2008, the government added and expanded the Term Asset-Backed Securities Loan Facility (“TALF”) as well as the Public-Private Investment Program (“PPIP”) just to name a few. The Fed is using all available tools, including a low Fed Funds rate and quantitative easing policies to support the economy. All of this intervention left many investors focused on how these plans would influence market prices rather than economic or business climate fundamentals. As the fiscal year came to a close, it appeared to us that further price improvement in non-agency residential and commercial mortgage-backed securities may largely depend on how much leverage is applied by buyers through TALF and PPIP. Prior to the current crisis, market prices historically have reflected the fundamentals of the securities. In the last 12 to 18 months, however, prices in many sectors have been depressed, reflecting forced selling by leveraged investors.

With these trends as a backdrop, the fund began the year with a longer average duration versus the index and an overweight to mortgage-backed securities as some signs of a market recovery boosted investor confidence and aided longer maturities and spread sectors. As a flight to quality took hold in earnest in the summer and fall of 2008, we maintained the fund’s emphasis on high-quality U.S. government agency mortgage-backed securities. We also increased the fund’s investment in U.S. Treasuries and cash two-fold, and significantly decreased investment in non-U.S. government securities. By fiscal year end, with investors remaining concerned about the future of the economy and the credit-worthiness of many securities, the fund continued to hold an overweight in U.S. government mortgage-backed securities, moving between 30-year and 15-year securities depending on relative value. The fund also continued its investment in ‘seasoned’ mortgage securities—those securities that were issued several years ago—as these securities tend to have less principal prepayments when interest rates decline. The fund maintained a small investment in non-agency mortgage and asset-backed securities of approximately 2% as market prices remained well below the expected value of the cash flows to be received over time. Finally, the fund continued to utilize a small amount of leverage to take advantage of the yield available in short-term U.S. government agency floater investments that have been held by the fund for a long period of time.

6

PORTFOLIO MANAGER COMMENTARY continued

Contributors to performance

Throughout the year, the fund maintained an overweight to agency mortgage-backed securities (“MBS”) relative to agency debentures. While the performance of MBS was volatile over the period, it did outperform agency debentures for the full fiscal year, boosted by government purchases in the later part of the year. The fund benefited from this overweight as well as security selection within the MBS sector. Specifically, the investment in 30-year fixed rate agency MBS pass-through securities provided the greatest contribution, followed by the fund’s continued investment in Fannie Mae delegated underwriting and servicing bonds, which have been favored of late because they offer both underlying collateral and the agency’s guarantee.

Detractors from performance

The fund held a relative underweight to Treasuries during the period. Treasuries benefited as investor’s shunned all risky assets and the fund’s underweight held back returns. In addition, an overweight to longer maturity Treasuries relative to shorter maturities held back results. The fund had a small position in non-agency mortgage bonds or residential mortgage-backed securities (“RMBS”). This sector came under extreme pressure during the year due to rising delinquencies and defaults, declining credit quality and shrinking investor interest. This exposure was a negative for the fund. The fund’s return was also negatively affected because of its small exposure to commercial mortgage-backed securities (“CMBS”). Much like the RMBS market, CMBS bonds were hurt in the massive deleveraging that took place across the financial system. Forced selling by investors pushed prices to distressed levels. Within the agency sector, premium U.S. agency mortgage-backed securities were also problematic. The fund favored these bonds in the first half of the fiscal year, because of their relatively high ratings. But as yield spreads narrowed among these types of bonds in the second half of the fiscal year, investors began to favor the lower-priced, lower-quality alternatives that held the potential to outperform.

Portfolio management outlook

The economy has continued to deteriorate since the beginning of the fiscal year as demand for homes, automobiles, and industrial goods reached lows not seen since the early 1980s recession. This decline in demand led to a 6% contraction in annualized Gross Domestic Product for the fourth quarter of 2008. It has also resulted in the highest level of continuing unemployment claims since 1967. Toward the end of the fiscal year, there were some signs of stabilization in the housing sector, which may indicate the economy is beginning to stabilize, albeit at a low level. While the economic and business climates have deteriorated, the huge response of the U.S. government and Fed through capital commitments to the financial system, public funding to investment managers to purchase out-of-favor investments, and an economic stimulus plan have assisted in stabilizing bond prices and increased the possibility that real estate values may stop declining. While the positive effects of such historical government intervention have

7

PORTFOLIO MANAGER COMMENTARY continued

yielded improved market pricing, it remains to be seen what the longer-term affects of these actions might be.

Given the continued market uncertainty, we currently expect to maintain the fund’s duration very close to that of the benchmark index. The fund’s exposure to U.S. government-agency mortgage-backed securities may largely depend on the relative spread to U.S. Treasuries; if spreads widen due to even greater supply than the government is willing to purchase, we would likely add to positions. If the yield spread narrows to a level where we believe they are overvalued, then we may reduce the fund’s exposure. If spreads widen, we may shift the fund’s mortgage security investment into securities that tend to outperform.

This commentary reflects the views and opinions of the fund’s portfolio manager(s) on the date indicated and may include statements that constitute “forward-looking statements” under the U.S. Securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the fund, markets, or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties, and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and Evergreen undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed herein (including any forward-looking statements) may not be relied upon as investment advice or as an indication of the fund’s trading intent.

8

ABOUT YOUR FUND’S EXPENSES

The Example below is intended to describe the fees and expenses borne by shareholders and the impact of those costs on your investment.

Example

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads), redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2008 to April 30, 2009.

The example illustrates your fund’s costs in two ways:

• Actual expenses

The section in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class, in the column entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

• Hypothetical example for comparison purposes

The section in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the section in the table under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/2008	Ending Account Value 4/30/2009	Expenses Paid During Period*

Actual
Class A	$1,000.00	$1,039.21	$4.50
Class B	$1,000.00	$1,035.36	$8.28
Class C	$1,000.00	$1,035.36	$8.28
Class I	$1,000.00	$1,040.50	$3.24
Hypothetical (5% return before expenses)
Class A	$1,000.00	$1,020.38	$4.46
Class B	$1,000.00	$1,016.66	$8.20
Class C	$1,000.00	$1,016.66	$8.20
Class I	$1,000.00	$1,021.62	$3.21

*

For each class of the fund, expenses are equal to the annualized expense ratio of each class (0.89% for Class A, 1.64% for Class B, 1.64% for Class C and 0.64% for Class I), multiplied by the average account value over the period, multiplied by 181 / 365 days.

9

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS A	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.02	$9.97	$9.81	$10.09	$9.96

Income from investment operations
Net investment income (loss)	0.35	0.46	0.44	0.32 [1]	0.24 [1]
Net realized and unrealized gains or losses on investments	(0.58)	0.06	0.17	(0.24)	0.19

Total from investment operations	(0.23)	0.52	0.61	0.08	0.43

Distributions to shareholders from
Net investment income	(0.35)	(0.47)	(0.45)	(0.36)	(0.30)

Net asset value, end of period	$9.44	$10.02	$9.97	$9.81	$10.09

Total return[2]	(2.36)%	5.47%	6.37%	0.82%	4.37%

Ratios and supplemental data
Net assets, end of period (thousands)	$172,070	$207,060	$73,875	$77,581	$93,826
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.88%	0.91%	0.95%	0.98%	1.00%
Expenses excluding waivers/reimbursements and expense reductions	0.88%	0.96%	0.99%	0.99%	1.00%
Net investment income (loss)	3.63%	4.59%	4.60%	3.18%	2.38%
Portfolio turnover rate	318%[3]	377%[3]	97%	53%	110%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

10

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS B	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.02	$9.97	$9.81	$10.09	$9.96

Income from investment operations
Net investment income (loss)	0.27	0.38	0.38 [1]	0.24 [1]	0.17 [1]
Net realized and unrealized gains or losses on investments	(0.57)	0.07	0.16	(0.23)	0.19

Total from investment operations	(0.30)	0.45	0.54	0.01	0.36

Distributions to shareholders from
Net investment income	(0.28)	(0.40)	(0.38)	(0.29)	(0.23)

Net asset value, end of period	$9.44	$10.02	$9.97	$9.81	$10.09

Total return[2]	(3.09)%	4.69%	5.60%	0.12%	3.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$13,311	$12,201	$12,653	$16,747	$25,452
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.63%	1.66%	1.69%	1.69%	1.70%
Expenses excluding waivers/reimbursements and expense reductions	1.63%	1.66%	1.69%	1.69%	1.70%
Net investment income (loss)	2.82%	3.84%	3.83%	2.45%	1.67%
Portfolio turnover rate	318%[3]	377%[3]	97%	53%	110%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

11

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS C	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.02	$9.97	$9.81	$10.09	$9.96

Income from investment operations
Net investment income (loss)	0.28	0.38 [1]	0.38 [1]	0.25 [1]	0.17 [1]
Net realized and unrealized gains or losses on investments	(0.58)	0.07	0.16	(0.24)	0.19

Total from investment operations	(0.30)	0.45	0.54	0.01	0.36

Distributions to shareholders from
Net investment income	(0.28)	(0.40)	(0.38)	(0.29)	(0.23)

Net asset value, end of period	$9.44	$10.02	$9.97	$9.81	$10.09

Total return[2]	(3.09)%	4.69%	5.60%	0.12%	3.64%

Ratios and supplemental data
Net assets, end of period (thousands)	$21,291	$11,746	$7,669	$7,973	$9,820
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	1.64%	1.66%	1.69%	1.69%	1.70%
Expenses excluding waivers/reimbursements and expense reductions	1.64%	1.66%	1.69%	1.69%	1.70%
Net investment income (loss)	2.76%	3.81%	3.86%	2.47%	1.67%
Portfolio turnover rate	318%[3]	377%[3]	97%	53%	110%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Excluding applicable sales charges
3	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

12

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Year Ended April 30,

CLASS I	2009	2008	2007	2006	2005

Net asset value, beginning of period	$10.02	$9.97	$9.81	$10.09	$9.96

Income from investment operations
Net investment income (loss)	0.38	0.49	0.47	0.35 [1]	0.27 [1]
Net realized and unrealized gains or losses on investments	(0.58)	0.06	0.17	(0.24)	0.19

Total from investment operations	(0.20)	0.55	0.64	0.11	0.46

Distributions to shareholders from
Net investment income	(0.38)	(0.50)	(0.48)	(0.39)	(0.33)

Net asset value, end of period	$9.44	$10.02	$9.97	$9.81	$10.09

Total return	(2.12)%	5.74%	6.66%	1.12%	4.68%

Ratios and supplemental data
Net assets, end of period (thousands)	$423,516	$733,387	$479,015	$436,890	$436,431
Ratios to average net assets
Expenses including waivers/reimbursements but excluding expense reductions	0.63%	0.66%	0.69%	0.69%	0.70%
Expenses excluding waivers/reimbursements and expense reductions	0.63%	0.66%	0.69%	0.69%	0.70%
Net investment income (loss)	3.92%	4.82%	4.88%	3.48%	2.69%
Portfolio turnover rate	318%[2]	377%[2]	97%	53%	110%

1	Net investment income (loss) per share is based on average shares outstanding during the period.
2	Portfolio turnover rate includes mortgage dollar roll activity.

See Notes to Financial Statements

13

SCHEDULE OF INVESTMENTS

April 30, 2009

	Principal
	Amount	Value

AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES 15.1%
FIXED-RATE 15.1%
FNMA:
4.75%, 07/01/2012	$948,462	$972,080
4.79%, 05/01/2039 # ☐	2,338,000	2,387,332
5.08%, 02/01/2016	3,679,531	3,852,488
5.15%, 11/01/2017	4,067,024	4,195,237
5.18%, 05/01/2039 # ☐	3,424,000	3,583,901
5.37%, 12/01/2024	901,471	933,356
5.55%, 05/01/2016	3,300,000	3,526,226
5.63%, 02/01/2018	1,164,610	1,249,960
5.64%, 12/01/2013	3,000,000	3,188,787
5.66%, 12/01/2016	1,732,000	1,823,134
5.67%, 03/01/2016-11/01/2021	12,583,871	13,465,898
5.68%, 08/01/2016-04/01/2021 ##	12,494,675	13,469,246
5.70%, 03/01/2016	1,017,521	1,095,660
5.75%, 05/01/2021	3,836,979	4,107,729
5.79%, 10/01/2017-12/01/2017	3,260,443	3,531,100
5.82%, 12/01/2036	836,000	879,659
5.94%, 10/01/2016	1,577,953	1,719,357
5.95%, 06/01/2024	1,934,501	2,094,481
5.97%, 12/01/2017	1,380,837	1,510,748
5.99%, 09/01/2018	1,733,000	1,860,222
6.07%, 09/01/2013	3,050,487	3,329,424
6.08%, 01/01/2019	4,888,584	5,198,184
6.18%, 06/01/2013	9,282,311	9,692,891
6.32%, 08/01/2012	2,894,490	3,119,284
6.35%, 10/01/2009	455,595	455,226
6.65%, 05/01/2016	1,577,244	1,733,029
7.48%, 01/01/2025	1,113,180	1,148,999
Ser. 2002-M1, Class C, 6.17%, 02/25/2016	787,991	818,871

Total Agency Commercial Mortgage-Backed Securities (cost $91,905,107)		94,942,509

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 12.2%
FIXED-RATE 3.7%
FHLMC:
Ser. 0243, Class 6, IO, 6.00%, 12/15/2032	275,981	28,619
Ser. 1758, Class G, 5.50%, 10/15/2009	16	16
Ser. 2043, Class ZP, 6.50%, 04/15/2028	471,992	501,960
Ser. 2046, Class G, 6.50%, 04/15/2028	259,148	276,458
Ser. 2058, Class TE, 6.50%, 05/15/2028	266,451	283,700
Ser. 2072, Class A, 6.50%, 07/15/2028	974,611	1,020,331
Ser. 2078, Class PE, 6.50%, 08/15/2028	484,877	514,698
Ser. 2173, Class Z, 6.50%, 07/15/2029	727,116	771,041
Ser. 2262, Class Z, 7.50%, 10/15/2030	226,009	245,729

See Notes to Financial Statements

14

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FIXED-RATE continued
FHLMC:
Ser. 2326, Class ZP, 6.50%, 06/15/2031	$20,746	$21,986
Ser. 2461 Class PZ, 6.50%, 06/15/2032	764,645	808,804
Ser. 3098, Class KI, IO, 5.50%, 11/15/2024	502,282	14,335
Ser. T-57, Class 1A1, 6.50%, 07/25/2043	2,968,881	3,155,613
FNMA:
Ser. 0342, Class 2, IO, 6.00%, 09/01/2033	106,279	16,241
Ser. 1993-215, Class ZQ, 6.50%, 11/25/2023	513,171	544,185
Ser. 1999, Class LH, 6.50%, 11/25/2029	334,998	355,447
Ser. 2001-82, Class ZA, 6.50%, 01/25/2032	226,580	236,317
Ser. 2002-09, Class PC, 6.00%, 03/25/2017	506,028	530,788
Ser. 2002-56, Class KW, 6.00%, 04/25/2023	805,423	819,634
Ser. 2002-T1, Class A3, 7.50%, 11/25/2031	1,974,327	2,128,380
Ser. 2002-W4, Class A4, 6.25%, 05/25/2042	2,118,703	2,247,139
Ser. 2003-033, Class IA, IO, 6.50%, 05/25/2033	266,564	39,299
Ser. 2003-046, Class IH, IO, 5.50%, 06/25/2033	2,440,582	237,347
Ser. 2004-W1, Class 2A2, 7.00%, 12/25/2033	4,228,568	4,542,412
Ser. 2005-071, Class DB, 4.50%, 08/25/2025	4,000,000	4,085,120

		23,425,599

FLOATING-RATE 8.5%
FHLMC:
Ser. 06, Class B, 1.04%, 03/25/2023	516,092	514,606
Ser. 1220, Class A, 0.85%, 02/15/2022	179,916	178,786
Ser. 1370, Class JA, 1.65%, 09/15/2022	191,588	191,845
Ser. 1498, Class I, 1.65%, 04/15/2023	131,309	131,425
Ser. 1533, Class FA, 1.60%, 06/15/2023	44,131	44,097
Ser. 1671, Class TA, 1.00%, 02/15/2024	334,004	330,676
Ser. 1939, Class FB, 1.50%, 04/15/2027	344,095	342,560
Ser. 2030, Class F, 0.95%, 02/15/2028	661,887	648,997
Ser. 2181, Class PF, 0.85%, 05/15/2029	314,734	309,608
Ser. 2315, Class FD, 0.95%, 04/15/2027	230,725	227,324
Ser. 2380, Class FL, 1.05%, 11/15/2031	10,659,566	10,567,564
Ser. 2691, Class FC, 1.15%, 10/15/2033	2,089,495	2,062,227
Ser. 3136, Class SA, IIFRN, 84.15%, 04/15/2036	1,601,357	2,059,475
Ser. 3425, Class JS, IIFRN, 31.49%, 10/15/2035	163,245	165,729
Ser. T-67, Class 1A1C, 4.45%, 03/25/2036	10,331,533	10,262,172
Ser. T-67, Class 2A1C, 4.41%, 03/25/2036	8,039,104	7,981,085
Ser. T-75, Class A1, 0.48%, 11/25/2036	9,654,094	9,177,423
FNMA:
Ser. 1991, Class F, 1.32%, 05/25/2021	497,369	493,964
Ser. 1991-156, Class F, 1.77%, 11/25/2021	106,913	107,449
Ser. 1994-84, Class F, 1.07%, 02/25/2024	431,677	423,538
Ser. 1997-49, Class F, 0.97%, 06/17/2027	309,395	305,329

See Notes to Financial Statements

15

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal
	Amount	Value

AGENCY MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS continued
FLOATING-RATE continued
FNMA:
Ser. 1999-49, Class F, 0.84%, 05/25/2018	$627,316	$627,071
Ser. 2000-32, Class FM, 0.90%, 10/18/2030	363,048	360,149
Ser. 2002-07, Class FB, 0.84%, 02/25/2028	218,041	213,477
Ser. 2002-W5, Class A27, 0.94%, 11/25/2030	1,277,801	1,275,179
Ser. 2003-011, Class DF, 0.89%, 02/25/2033	1,821,669	1,788,511
Ser. 2003-011, Class FE, 0.94%, 12/25/2033	482,727	476,721
Ser. 2006-72, Class GS, IIFRN, 45.47%, 08/25/2036	652,237	759,700
Ser. G91, Class FA, 1.37%, 04/25/2021	17,115	17,096
Ser. G93, Class FH, 1.62%, 04/25/2023	112,028	112,817
GNMA:
Ser. 1999-40, Class FL, 1.05%, 02/17/2029	162,441	161,274
Ser. 2000-36, Class FG, 0.95%, 11/20/2030	289,418	285,733
Ser. 2002-15, Class F, 1.00%, 02/16/2032	486,038	475,521
Ser. 2002-26, Class C, 5.99%, 02/16/2024	238,911	241,392
Ser. 2006-47, Class SA, IO, 6.75%, 08/16/2036	1,197,435	82,779

		53,403,299

Total Agency Mortgage-Backed Collateralized Mortgage Obligations (cost $77,684,829)		76,828,898

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES 35.9%
FIXED-RATE 30.9%
FHLMC:
5.50%, 05/01/2038	33,427,577	34,615,474
5.87%, 02/01/2037	10,239,794	10,680,975
6.00%, 10/01/2032-11/01/2038	28,064,887	29,330,329
6.50%, 04/01/2018-07/01/2031	1,859,729	1,966,272
7.00%, 12/01/2023-05/01/2029	169,123	181,761
7.50%, 04/01/2023-08/01/2028	1,121,626	1,227,893
8.00%, 08/01/2023-11/01/2028	371,459	404,264
8.50%, 07/01/2022-08/01/2026	70,224	77,139
9.00%, 01/01/2017-10/01/2024	156,067	172,393
9.50%, 09/01/2016-05/01/2021	47,886	53,323
10.00%, 08/01/2017-08/01/2020	1,630	1,843
10.50%, 02/01/2019-05/01/2020	111,248	126,091
FHLMC 30 year:
5.50%, TBA #	15,000,000	15,482,813
6.00%, TBA #	17,240,000	17,956,538
FNMA:
4.98%, 01/01/2020	876,676	914,960
5.24%, 12/01/2012	589,367	612,520
5.39%, 01/01/2024	3,576,918	3,737,132
5.50%, 05/01/2037	17,471,496	18,037,955

See Notes to Financial Statements

16

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

AGENCY MORTGAGE-BACKED PASS THROUGH SECURITIES continued
FIXED-RATE continued
FNMA:
5.55%, 09/01/2019	$4,949,930	$5,058,319
6.00%, 03/01/2024	490,739	515,295
6.50%, 06/01/2017-06/01/2047	9,019,593	9,558,530
7.00%, 11/01/2026-09/01/2047	5,112,281	5,455,051
7.50%, 12/01/2017-01/01/2033	1,781,864	1,944,580
8.00%, 08/01/2020-02/01/2030	1,859,766	2,039,315
8.50%, 08/01/2014-08/01/2029	356,998	391,960
9.00%, 06/01/2021-04/01/2025	234,595	255,468
9.50%, 10/01/2020-02/01/2023	26,522	29,500
11.00%, 01/01/2016	6,573	6,799
11.25%, 02/01/2016	34,877	37,389
FNMA 15 year, 4.00%, TBA #	28,000,000	28,280,000
GNMA:
6.00%, 05/15/2011-08/20/2034	3,071,415	3,200,585
6.50%, 12/15/2025-09/20/2033	483,785	510,261
7.00%, 12/15/2022-05/15/2032	414,414	444,292
7.34%, 10/20/2021-09/20/2022	490,061	523,198
7.50%, 02/15/2022-06/15/2032	645,151	694,367
8.00%, 04/15/2023-06/15/2025	55,421	60,134
8.50%, 07/15/2016	2,007	2,169
9.00%, 11/15/2016-04/15/2021	97,498	105,730
10.00%, 12/15/2018	25,071	27,513
14.00%, 02/15/2012-06/15/2012	149,460	170,761

		194,890,891

FLOATING-RATE 5.0%
FHLB, 4.16%, 07/01/2032	4,572,711	4,603,408
FNMA:
2.71%, 04/01/2029-10/01/2041	4,020,443	3,970,089
2.91%, 01/01/2041	1,713,533	1,702,704
3.75%, 02/01/2035	8,268,138	8,262,442
4.14%, 01/01/2038	4,517,339	4,547,257
4.54%, 01/01/2011	2,956	2,961
4.63%, 11/01/2018	210,792	216,487
4.75%, 07/01/2025	266,451	270,938
5.35%, 05/01/2030	300,977	309,805
SBA:
0.58%, 08/25/2031	872,369	849,495
0.60%, 09/25/2030-11/25/2030	1,440,273	1,404,707
0.625%, 03/25/2027-03/25/2035	461,691	446,224
0.66%, 11/25/2029	4,952,406	4,717,133

		31,303,650

Total Agency Mortgage-Backed Pass Through Securities (cost $222,748,518)		226,194,541

See Notes to Financial Statements

17

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

AGENCY REPERFORMING MORTGAGE-BACKED PASS THROUGH SECURITIES 1.7%
FIXED-RATE 1.7%
FHLMC, Ser. T-60, Class 1A-1, 6.50%, 03/25/2044	$926,422	$975,763
FNMA:
Ser. 2001-T4, Class A1, 7.50%, 07/25/2041	1,279,349	1,351,913
Ser. 2002-T16, Class A1, 6.50%, 07/25/2042	3,317,542	3,526,092
Ser. 2002-W3, Class A5, 7.50%, 01/25/2028	310,839	336,711
Ser. 2002-W8, Class A4, 7.00%, 06/25/2017	921,035	963,439
Ser. 2003-W1, Class 1A-1, 6.50%, 12/25/2042	1,632,989	1,735,101
Ser. 2004-T1, Class 1A-2, 6.50%, 01/25/2044	1,477,070	1,604,025

Total Agency Reperforming Mortgage-Backed Pass Through Securities (cost $10,265,990)		10,493,044

ASSET-BACKED SECURITIES 0.2%
Argent Securities, Inc., Ser. 2004-W8, Class A2, FRN, 0.92%, 05/25/2034 +	778,579	300,361
Countrywide Asset-Backed Certificates:
Ser. 2005-16, Class 2AF2, 5.38%, 02/25/2030 +	368,558	194,224
Ser. 2005-17, Class 1AF2, 5.36%, 05/25/2036 +	219,732	99,631
HSBC Home Equity Loan Trust, Ser. 2005-3, Class A1, FRN, 0.71%, 01/20/2035 +	300,438	180,588
Lehman XS Trust:
Ser. 2005-02, Class 2A1B, 5.18%, 08/25/2035 +	60,690	59,261
Ser. 2005-04, Class 2A1B, 5.17%, 10/25/2035 +	110,734	102,403
Ser. 2005-10, Class 2A3B, 5.55%, 01/25/2036 +	305,736	180,669
NovaStar ABS CDO, Ltd., Ser. 2007-1A, Class A2, FRN, 5.82%, 02/08/2047 144A ☐ • +	4,000,000	0
Popular Mtge. Trust, Ser. 2005-A, Class B3, 5.68%, 01/25/2036 +	336,330	281,939

Total Asset-Backed Securities (cost $6,474,377)		1,399,076

COMMERCIAL MORTGAGE-BACKED SECURITIES 0.9%
FIXED-RATE 0.4%
Banc of America Comml. Mtge. Securities, Inc., Ser. 2006-05, Class A2, 5.32%, 10/10/2011	1,025,000	904,532
GE Capital Comml. Mtge. Corp., Ser. 2005-C3, Class A2, 4.85%, 07/10/2045	660,000	641,127
LB-UBS Comml. Mtge. Trust, Ser. 2005-C5, Class A2, 4.89%, 09/15/2030	790,000	741,273

		2,286,932

FLOATING-RATE 0.5%
Credit Suisse First Boston Mtge. Securities:
Ser. 2004-TF2A, Class H, 1.15%, 11/15/2019 144A	1,900,000	1,307,693
Ser. 2004-TF2A, Class J, 1.40%, 11/15/2019 144A	1,828,000	993,740
Ser. 2005-TFLA, Class J, 1.40%, 02/15/2020 144A	961,000	891,492
Trapeza CDO, LLC, Ser. 2004-7A, Class B1, FRN, 2.64%, 01/25/2035 144A	2,200,000	74,074

		3,266,999

Total Commercial Mortgage-Backed Securities (cost $9,373,822)		5,553,931

See Notes to Financial Statements

18

SCHEDULE OF INVESTMENTS continued

April 30, 2009

	Principal Amount	Value

U.S. TREASURY OBLIGATIONS 34.3%
U.S. Treasury Bonds, 1.75%, 03/31/2014	$5,800,000	$5,736,565
U.S. Treasury Notes:
1.125%, 01/15/2012	41,000,000	40,859,083
1.50%, 12/31/2013	95,000,000	93,278,220
3.75%, 11/15/2018	17,200,000	18,088,260
4.25%, 11/15/2017	40,375,000	44,295,816
4.75%, 08/15/2017	12,100,000	13,710,825

Total U.S. Treasury Obligations (cost $216,507,497)		215,968,769

WHOLE LOAN MORTGAGE-BACKED COLLATERALIZED MORTGAGE OBLIGATIONS 0.2%
FIXED-RATE 0.2%
Countrywide Home Loans, Inc., Ser. 2006-18, Class 2A5, 6.00%, 12/25/2036 +	4,050,000	968,841
Residential Accredit Loans, Inc., Ser. 2006-QS5, Class A2, 6.00%, 05/25/2036 +	86,294	86,135
Residential Asset Securitization Trust, Ser. 2006-A9CB, Class A5, 6.00%, 07/25/2036 +	736,541	341,962

		1,396,938

FLOATING-RATE 0.0%
Deutsche Securities, Inc.:
Ser. 2006-AB2, Class A7, 5.96%, 06/25/2036 +	117,003	111,095
Ser. 2006-AB3, Class A7, 6.36%, 07/25/2036 +	54,929	55,068

		166,163

Total Whole Loan Mortgage-Backed Collateralized Mortgage Obligations (cost $5,023,254)		1,563,101

WHOLE LOAN SUBORDINATE COLLATERALIZED MORTGAGE OBLIGATIONS 0.7%
FIXED-RATE 0.7%
Countrywide Alternative Loan Trust, Ser. 2004-2CB, Class M, 5.68%, 03/25/2034 + (cost $10,537,601)	10,568,978	4,474,809

YANKEE OBLIGATIONS – CORPORATE 0.1%
FINANCIALS 0.1%
Diversified Financial Services 0.1%
MMCAPS Funding XIX, Ltd., FRN, 1.89%, 01/12/2038 144A +	5,000,000	168,500
Preferred Term Securities XIV, Ltd., FRN, 2.89%, 06/24/2034 144A +	7,500,000	653,100

Total Yankee Obligations – Corporate (cost $12,048,113)		821,600

	Shares	Value

SHORT-TERM INVESTMENTS 9.1%
MUTUAL FUND SHARES 9.1%
Evergreen Institutional U.S. Government Money Market Fund, Class I, 0.23% q ø ## (cost $57,324,375)	57,324,375	57,324,375

See Notes to Financial Statements

19

SCHEDULE OF INVESTMENTS continued

April 30, 2009

Value

Total Investments (cost $719,893,483) 110.4%	$695,564,653
Other Assets and Liabilities (10.4%)	(65,376,580)

Net Assets 100.0%	$630,188,073

#	When-issued or delayed delivery security
☐	Security is valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.
##	All or a portion of this security has been segregated for when-issued or delayed delivery securities.
+	Security is deemed illiquid.
144A

Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees, unless otherwise noted.

•	Security which has defaulted on payment of interest and/or principal. The Fund has stopped accruing interest on this security.
q	Rate shown is the 7-day annualized yield at period end.
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations

CDO	Collateralized Debt Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FRN	Floating Rate Note
GNMA	Government National Mortgage Association
IIFRN	Indexed Inverse Floating Rate Note
IO	Interest Only
SBA	Small Business Administration
TBA	To Be Announced

The following table shows the percent of total investments by credit quality based on Moody’s and Standard & Poor’s ratings as of April 30, 2009 (unaudited)*:

AAA	98.3%
AA	0.6%
A	0.6%
B	0.1%
C	0.4%

100.0%

The following table shows the percent of total investments based on effective maturity as of April 30, 2009 (unaudited)*:

Less than 1 year	11.0%
1 to 3 year(s)	27.4%
3 to 5 years	29.5%
5 to 10 years	30.0%
10 to 20 years	2.1%

100.0%

*	Calculations exclude equity securities, collateral from securities on loan and segregated cash and cash equivalents, as applicable.

See Notes to Financial Statements

20

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2009

Assets
Investments in unaffiliated issuers, at value (cost $662,569,108)	$638,240,278
Investments in affiliated issuers, at value (cost $57,324,375)	57,324,375

Total investments	695,564,653
Receivable for securities sold	77,596,973
Principal paydown receivable	274,098
Receivable for Fund shares sold	388,956
Interest receivable	3,577,487
Prepaid expenses and other assets	30,095

Total assets	777,432,262

Liabilities
Dividends payable	886,189
Payable for securities purchased	145,315,941
Payable for Fund shares redeemed	955,503
Advisory fee payable	6,940
Distribution Plan expenses payable	2,127
Due to other related parties	2,887
Accrued expenses and other liabilities	74,602

Total liabilities	147,244,189

Net assets	$630,188,073

Net assets represented by
Paid-in capital	$696,755,011
Overdistributed net investment income	(137,023)
Accumulated net realized losses on investments	(42,101,085)
Net unrealized losses on investments	(24,328,830)

Total net assets	$630,188,073

Net assets consists of
Class A	$172,070,144
Class B	13,310,693
Class C	21,291,197
Class I	423,516,039

Total net assets	$630,188,073

Shares outstanding (unlimited number of shares authorized)
Class A	18,232,679
Class B	1,410,547
Class C	2,256,248
Class I	44,876,356

Net asset value per share
Class A	$9.44
Class A — Offering price (based on sales charge of 4.75%)	$9.91
Class B	$9.44
Class C	$9.44
Class I	$9.44

See Notes to Financial Statements

21

STATEMENT OF OPERATIONS

Year Ended April 30, 2009

Investment income
Interest	$34,262,627
Income from affiliated issuers	1,229,702
Securities lending	81,214
Dividends	41,875

Total investment income	35,615,418

Expenses
Advisory fee	3,107,037
Distribution Plan expenses
Class A	463,900
Class B	126,147
Class C	180,968
Administrative services fee	785,686
Transfer agent fees	549,017
Trustees’ fees and expenses	28,302
Printing and postage expenses	50,399
Custodian and accounting fees	257,204
Registration and filing fees	64,584
Professional fees	66,241
Other	16,448

Total expenses	5,695,933
Less: Expense reductions	(2,510)
Fee waivers	(310)

Net expenses	5,693,113

Net investment income	29,922,305

Net realized and unrealized gains or losses on investments
Net realized losses on:
Securities in unaffiliated issuers	(31,503,094)
Credit default swap transactions	(2,772,683)

Net realized losses on investments	(34,275,777)

Net change in unrealized gains or losses on:
Securities in unaffiliated issuers	(26,992,026)
Credit default swap transactions	2,103,856

Net change in unrealized gain or losses on investments	(24,888,170)

Net realized and unrealized gains or losses on investments	(59,163,947)

Net decrease in net assets resulting from operations	$(29,241,642)

See Notes to Financial Statements

22

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended April 30,

	2009		2008

Operations
Net investment income		$29,922,305		$39,849,593
Net realized gains or losses on investments		(34,275,777)		7,046,299
Net change in unrealized gains or losses on investments		(24,888,170)		472,997

Net increase (decrease) in net assets resulting from operations		(29,241,642)		47,368,889

Distributions to shareholders from
Net investment income
Class A		(6,819,713)		(10,087,979)
Class B		(366,392)		(468,754)
Class C		(518,623)		(374,996)
Class I		(22,550,187)		(30,246,347)

Total distributions to shareholders		(30,254,915)		(41,178,076)

	Shares		Shares

Capital share transactions
Proceeds from shares sold
Class A	2,713,607	25,884,276	1,615,301	16,164,426
Class B	1,023,651	9,719,270	458,141	4,614,620
Class C	2,612,050	24,792,580	692,521	6,954,001
Class I	17,968,062	172,741,248	38,278,593	382,122,548

		233,137,374		409,855,595

Net asset value of shares issued in reinvestment of distributions
Class A	540,965	5,170,310	767,662	7,668,531
Class B	24,348	232,189	30,791	307,403
Class C	30,723	292,221	24,717	247,292
Class I	1,308,472	12,564,379	2,067,300	20,671,365

		18,259,099		28,894,591

Automatic conversion of Class B shares to Class A shares
Class A	200,480	1,921,196	138,726	1,389,206
Class B	(200,480)	(1,921,196)	(138,726)	(1,389,206)

		0		0

Payment for shares redeemed
Class A	(5,877,165)	(56,184,976)	(9,513,821)	(94,322,134)
Class B	(654,012)	(6,228,684)	(402,896)	(4,016,244)
Class C	(1,558,204)	(14,776,537)	(315,032)	(3,142,442)
Class I	(47,557,926)	(448,915,695)	(15,253,417)	(152,479,467)

		(526,105,892)		(253,960,287)

Net asset value of shares issued in acquisition
Class A	0	0	20,234,248	200,202,084

Net increase (decrease) in net assets resulting from capital share transactions		(274,709,419)		384,991,983

Total increase (decrease) in net assets		(334,205,976)		391,182,796

See Notes to Financial Statements

23

STATEMENTS OF CHANGES IN NET ASSETS continued

	Year Ended April 30,

	2009	2008

Net assets
Beginning of period	$964,394,049	$573,211,253

End of period	$630,188,073	$964,394,049

Undistributed (overdistributed) net investment income	$(137,023)	$944,150

See Notes to Financial Statements

24

STATEMENT OF CASH FLOWS

April 30, 2009

Increase in cash:
Cash flows from operating activities:
Net decrease in net assets resulting from operations	$(29,241,642)
Adjustments to reconcile net decrease in net assets from operations to net cash provided by operating activities:
Purchase of investment securities (including mortgage dollar rolls)	(2,927,629,782)
Proceeds from disposition of investment securities (including mortgage dollar rolls)	3,418,238,812
Paydowns	85,934,556
Amortization	355,543
Swap payments made	(2,772,683)
Sale of short-term investment securities, net	46,473,683
Decrease in interest receivable	1,471,482
Decrease in receivable for securities sold	319,988,295
Decrease in receivable for securities lending income	12,406
Decrease in receivable for Fund shares sold	1,086,980
Decrease in prepaid expenses and other assets	22,036
Decrease in payable for securities purchased	(648,766,077)
Decrease in payable for Fund shares redeemed	(2,526,162)
Decrease in payable for securities on loan	(15,578,053)
Decrease in premiums received on swaps	(581,694)
Decrease in advisory fees payable	(3,317)
Decrease due to other related parties	(305)
Decrease in accrued expenses and other liabilities	(22,277)
Unrealized depreciation on investments	24,888,170
Net realized loss on swaps	2,772,683
Net realized loss on securities in unaffiliated issuers	31,503,094

Net cash provided by operating activities	305,625,748

Cash flows from financing activities:
Decrease in additional paid-in capital	(292,968,518)
Cash distributions paid	(12,221,079)

Net cash used in financing activities	(305,189,597)

Net increase in cash	436,151

Cash:
Beginning of period	$(436,151)

Ending of period	$0

See Notes to Financial Statements

25

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Evergreen U.S. Government Fund (the “Fund”) is a diversified series of Evergreen Fixed Income Trust (the “Trust”), a Delaware statutory trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund offers Class A, Class B, Class C and Class I shares. Class A shares are sold with a front-end sales charge. However, Class A share investments of $1 million or more are not subject to a front-end sales charge but are subject to a contingent deferred sales charge of 1.00% upon redemption within 18 months. Class B shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class C shares are sold without a front-end sales charge but are subject to a contingent deferred sales charge that is payable upon redemption within one year. Class I shares are sold without a front-end sales charge or contingent deferred sales charge. Each class of shares, except Class I shares, pays an ongoing distribution fee.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Portfolio debt securities acquired with more than 60 days to maturity are fair valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded. Non-listed equity securities are valued using evaluated prices determined by an independent pricing service which takes into consideration such factors as similar security prices, spreads, liquidity, benchmark quotes and market conditions. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers who use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities of sufficient credit quality with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

26

NOTES TO FINANCIAL STATEMENTS continued

Investments in open-end mutual funds are valued at net asset value. Securities for which market quotations are not readily available or not reflective of current fair value are valued at fair value as determined by the investment advisor in good faith, according to procedures approved by the Board of Trustees.

b. Repurchase agreements

Securities pledged as collateral for repurchase agreements are held by the custodian bank or in a segregated account in the Fund’s name until the agreements mature. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the Fund and the counterparty. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. However, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. The Fund will enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees. In certain instances, the Fund’s securities lending agent may provide collateral in the form of repurchase agreements.

c. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

d. When-issued and delayed delivery transactions

The Fund records when-issued or delayed delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

e. Securities lending

The Fund may lend its securities to certain qualified brokers in order to earn additional income. The Fund receives compensation in the form of fees or interest earned on the investment of any cash collateral received. The Fund also continues to receive interest and dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a market value at least equal to the market value of the securities on loan, including accrued interest. In the event of default or bankruptcy by the borrower, the Fund could experience delays and costs in recovering the loaned securities or in gaining

27

NOTES TO FINANCIAL STATEMENTS continued

access to the collateral. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

f. Dollar roll transactions

The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells mortgage-backed securities to financial institutions and simultaneously agrees to accept substantially similar (same type, coupon and maturity) securities at a later date at an agreed upon price. The Fund will use the proceeds generated from the transactions to invest in short-term investments, which may enhance the Fund’s current yield and total return. The Fund accounts for dollar roll transactions as purchases and sales. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform under the terms of the agreement, if the Fund receives inferior securities in comparison to what was sold to the counterparty at redelivery or if there are variances in paydown speed between the mortgage-related pools.

g. Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

28

NOTES TO FINANCIAL STATEMENTS continued

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

h. Total return swaps

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may enter into total return swap contracts for hedging or speculative purposes. Total return swaps involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from, or make a payment to, the counterparty.

The value of the swap contract is marked-to-market daily based upon quotations from an independent pricing service or from brokers which use prices provided by market makers and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. The Fund could be exposed to risks if the counterparty defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index. The Fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Certain total return swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to

29

NOTES TO FINANCIAL STATEMENTS continued

cause an early termination of the transactions under those agreements. Any election by the counterparty to terminate early may impact the amounts reported on the financial statements.

i. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

j. Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required. The Fund’s income and excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal, Massachusetts and Delaware revenue authorities.

k. Distributions

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund’s components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to mortgage paydown gains and losses. During the year ended April 30, 2009, the following amounts were reclassified:

Overdistributed net investment income	$(748,563)
Accumulated net realized losses on investments	748,563

l. Class allocations

Income, common expenses and realized and unrealized gains and losses are allocated to the classes based on the relative net assets of each class. Distribution fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rates applicable to each class.

3. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC (“EIMC”), a subsidiary of Wells Fargo & Company (“Wells Fargo”), is the investment advisor to the Fund and is paid an annual fee starting at 0.42% and declining to 0.35% as average daily net assets increase.

30

NOTES TO FINANCIAL STATEMENTS continued

For the year ended April 30, 2009, the advisory fee was equivalent to an annual rate of 0.40% of the Fund’s average daily net assets.

Tattersall Advisory Group, Inc., an affiliate of EIMC and an indirect, wholly-owned subsidiary of Wells Fargo, is an investment sub-advisor to the Fund and is paid by EIMC for its services to the Fund.

On October 3, 2008, Wells Fargo and Wachovia Corporation (“Wachovia”) announced that Wells Fargo agreed to acquire Wachovia in a whole company transaction that would include all of Wachovia’s banking and other businesses. In connection with this transaction, Wachovia issued preferred shares to Wells Fargo representing approximately a 40% voting interest in Wachovia. Due to its ownership of preferred shares, Wells Fargo may have been deemed to control EIMC. If Wells Fargo was deemed to control EIMC, then the existing advisory agreement between the Fund and EIMC and the sub-advisory agreement between EIMC and the Fund’s sub-advisor would have terminated automatically in connection with the issuance of preferred shares. To address this possibility, on October 20, 2008 the Board of Trustees approved an interim advisory agreement with EIMC and an interim sub-advisory agreement with the sub-advisor with the same terms and conditions as the existing agreements, which became effective upon the issuance of the preferred shares. EIMC’s receipt of the advisory fees under the interim advisory agreement was subject to the approval by shareholders of the Fund of a new advisory agreement with EIMC.

On December 31, 2008, Wachovia merged with and into Wells Fargo and as a result of the merger, EIMC, Tattersall Advisory Group, Inc., Evergreen Investment Services, Inc. (“EIS”) and Evergreen Service Company, LLC (“ESC”) became subsidiaries of Wells Fargo. After the merger, a new interim advisory agreement with the same terms and conditions between the Fund and EIMC went into effect. In addition, a new interim sub-advisory agreement with the same terms and conditions became effective with the sub-advisor to the Fund.

Shareholders approved the new advisory agreement between the Fund and EIMC on February 12, 2009. In addition, on the same date, shareholders also approved a new sub-advisory agreement with the sub-advisor.

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. During the year ended April 30, 2009, EIMC voluntarily waived its advisory fee in the amount of $310.

The Fund may invest in money market funds which are advised by EIMC. Income earned on these investments is included in income from affiliated issuers on the Statement of Operations.

EIMC also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. EIMC is paid an annual rate determined by applying

31

NOTES TO FINANCIAL STATEMENTS continued

percentage rates to the aggregate average daily net assets of the Evergreen funds (excluding money market funds) starting at 0.10% and declining to 0.05% as the aggregate average daily net assets of the Evergreen funds (excluding money market funds) increase. For the year ended April 30, 2009, the administrative services fee was equivalent to an annual rate of 0.10% of the Fund’s average daily net assets.

ESC, an affiliate of EIMC and a subsidiary of Wells Fargo, is the transfer and dividend disbursing agent for the Fund. ESC receives account fees that vary based on the type of account held by the shareholders in the Fund.

4. DISTRIBUTION PLANS

EIS, an affiliate of EIMC and a subsidiary of Wells Fargo, serves as distributor of the Fund’s shares. The Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class I. Under the Distribution Plans, the Fund is permitted to pay distribution fees at an annual rate of up to 0.75% of the average daily net assets for Class A shares and up to 1.00% of the average daily net assets for each of Class B and Class C shares. However, currently the distribution fees for Class A shares are limited to 0.25% of the average daily net assets of the class.

For the year ended April 30, 2009, EIS received $8,244 from the sale of Class A shares and $1,718, $45,909 and $7,885 in contingent deferred sales charges from redemptions of Class A, Class B and Class C shares, respectively.

5. ACQUISITION

Effective at the close of business on May 18, 2007, the Fund acquired the net assets of Atlas U.S. Government and Mortgage Securities Fund in a tax-free exchange for Class A shares of the Fund. Shares were issued to shareholders of Atlas U.S. Government and Mortgage Securities Fund at an exchange ratio of 1.00 for Class A shares of the Fund. The acquired net assets consisted primarily of portfolio securities with unrealized depreciation of $2,360,830. The aggregate net assets of the Fund and Atlas U.S. Government and Mortgage Securities Fund immediately prior to the acquisition were $570,150,705 and $200,202,084, respectively. The aggregate net assets of the Fund immediately after the acquisition were $770,352,789.

6. INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended April 30, 2009:

Cost of Purchases		Proceeds from Sales

U.S.	Non-U.S.	U.S.	Non-U.S.
Government	Government	Government	Government

$2,927,629,782	$0	$3,348,058,954	$68,491,959

32

NOTES TO FINANCIAL STATEMENTS continued

On May 1, 2008, the Fund implemented Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes a single authoritative definition of fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 establishes a fair value hierarchy based upon the various inputs used in determining the value of the Fund’s investments. These inputs are summarized into three broad levels as follows:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of April 30, 2009, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Valuation Inputs	Investments in Securities

Level 1 – Quoted Prices	$335,012,494
Level 2 – Other Significant Observable Inputs	354,580,926
Level 3 – Significant Unobservable Inputs	5,971,233

Total	$695,564,653

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in
Securities

Balance as of May 1, 2008	$2,782,920
Realized gain (loss)	0
Change in unrealized appreciation (depreciation)	(2,744,593)
Net purchases (sales)	5,932,906
Transfers in and/or out of Level 3	0

Balance as of April 30, 2009	$5,971,233

Change in unrealized gains or losses included in earnings relating to securities still held at April 30, 2009	$(2,744,593)

On April 30, 2009, the aggregate cost of securities for federal income tax purposes was $721,447,092. The gross unrealized appreciation and depreciation on securities based on tax cost was $9,998,198 and $35,880,637, respectively, with a net unrealized depreciation of $25,882,439.

As of April 30, 2009, the Fund had $36,841,676 in capital loss carryovers for federal income tax purposes with $1,572,729 expiring in 2014, $6,995,014 expiring in 2015 and $28,273,933 expiring in 2017.

33

NOTES TO FINANCIAL STATEMENTS continued

For income tax purposes, capital losses incurred after October 31 within the Fund’s fiscal year are deemed to arise on the first business day of the following fiscal year. As of April 30, 2009, the Fund incurred and will elect to defer post-October capital losses of $3,705,800.

7. DERIVATIVE TRANSACTIONS

The fair value, realized gains or losses and change in unrealized gains or losses on derivative instruments are reflected in the appropriate financial statements.

As of April 30, 2009, the Fund did not have any open credit default swaps but had an average notional balance of $2,000,000 during the year ended April 30, 2009.

8. INTERFUND LENDING

Pursuant to an Exemptive Order issued by the SEC, the Fund may participate in an interfund lending program with certain funds in the Evergreen fund family. This program allows the Fund to borrow from, or lend money to, other participating funds. During the year ended April 30, 2009, the Fund did not participate in the interfund lending program.

9. DISTRIBUTIONS TO SHAREHOLDERS

As of April 30, 2009, the components of distributable earnings on a tax basis were as follows:

		Capital Loss
		Carryovers
		and
Undistributed	Unrealized	Post-October	Temporary Book/
Ordinary Income	Depreciation	Losses	Tax Differences

$785,078	$25,882,439	$40,547,476	$(922,101)

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales. The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses.

The tax character of distributions paid were $30,254,915 and $41,178,076 of ordinary income for the years ended April 30, 2009 and April 30, 2008, respectively.

10. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and the Fund’s custodian, a portion of fund expenses has been reduced.

11. DEFERRED TRUSTEES’ FEES

Each Trustee of the Fund may defer any or all compensation related to performance of his or her duties as a Trustee. The Trustees’ deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment

34

NOTES TO FINANCIAL STATEMENTS continued

performance of the deferral accounts is based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund’s Trustees’ fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

12. FINANCING AGREEMENT

The Fund and certain other Evergreen funds share in a $100 million unsecured revolving credit commitment for temporary and emergency purposes, including the funding of redemptions, as permitted by each participating fund’s borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All of the participating funds are charged an annual commitment fee of 0.09% on the unused balance, which is allocated pro rata. Prior to June 27, 2008, the annual commitment fee was 0.08%. During the year ended April 30, 2009, the Fund had no borrowings.

13. REGULATORY MATTERS AND LEGAL PROCEEDINGS

The Evergreen funds, EIMC and certain of EIMC’s affiliates are involved in various legal actions, including private litigation and class action lawsuits, and are and may in the future be subject to regulatory inquiries and investigations.

EIMC and EIS have reached final settlements with the Securities and Exchange Commission (“SEC”) and the Securities Division of the Secretary of the Commonwealth of Massachusetts (“Commonwealth”) primarily relating to the liquidation of Evergreen Ultra Short Opportunities Fund (“Ultra Short Fund”). The claims settled include the following: first, that during the period February 2007 through Ultra Short Fund’s liquidation on June 18, 2008, Ultra Short Fund’s former portfolio management team failed to properly take into account readily-available information in valuing certain non-agency residential mortgage-backed securities held by the Ultra Short Fund, resulting in the Ultra Short Fund’s net asset value (“NAV”) being overstated during the period; second, that EIMC and EIS acted inappropriately when, in an effort to explain the decline in Ultra Short Fund’s NAV, certain information regarding the decline was communicated to some, but not all, shareholders and financial intermediaries; third, that the Ultra Short Fund portfolio management team did not adhere to regulatory requirements for affiliated cross trades in executing trades with other Evergreen funds; and finally, that from at least September 2007 to August 2008, EIS did not preserve certain text and instant messages transmitted via personal digital assistant devices. In settling these matters, EIMC and EIS have agreed to payments totaling $41.125 million, up to $40.125 million of which will be distributed to eligible shareholders of Ultra Short Fund pursuant to a methodology and plan approved by the regulators. EIMC and EIS neither admitted nor denied the regulators’ conclusions.

Three purported class actions have also been filed in the U.S. District Court for the District of Massachusetts relating to the same events; defendants include various

35

NOTES TO FINANCIAL STATEMENTS continued

Evergreen entities, including EIMC and EIS, and Evergreen Fixed Income Trust and its Trustees. The cases generally allege that investors in the Ultra Short Fund suffered losses as a result of (i) misleading statements in Ultra Short Fund’s registration statement and prospectus, (ii) the failure to accurately price securities in the Ultra Short Fund at different points in time and (iii) the failure of the Ultra Short Fund’s risk disclosures and description of its investment strategy to inform investors adequately of the actual risks of the fund.

EIMC does not expect that any of the legal actions, inquiries or settlement of regulatory matters will have a material adverse impact on the financial position or operations of the Fund to which these financial statements relate. Any publicity surrounding or resulting from any legal actions or regulatory inquiries involving EIMC or its affiliates or any of the Evergreen Funds could result in reduced sales or increased redemptions of Evergreen fund shares, which could increase Evergreen fund transaction costs or operating expenses or have other adverse consequences on the Evergreen funds, including the Fund.

14. NEW ACCOUNTING PRONOUNCEMENT

In April 2009, FASB issued FASB Staff Position No. FAS 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FAS 157-4”). FAS 157-4 provides additional guidance for determining fair value when the volume and level of activity for an asset or a liability have significantly decreased and identifying transactions that are not orderly. FAS 157-4 requires enhanced disclosures about the inputs and valuation technique(s) used to measure fair value and a discussion of changes in valuation techniques and related inputs, if any, during the period. In addition, the three-level hierarchy disclosure and the level three roll-forward disclosure will be expanded for each major category of assets. Management of the Fund does not believe the adoption of FAS 157-4 will materially impact the financial statement amounts, but will require additional disclosures. FAS 157-4 is effective for interim and annual reporting periods ending after June 15, 2009.

15. SUBSEQUENT EVENT

Effective after the close of business on June 30, 2009, Class B shares of the Fund will be closed to new accounts and additional purchases by existing shareholders. After the close of business on June 30, 2009, existing shareholders of Class B shares of the Fund may continue to exchange their Class B shares for Class B shares of other Evergreen Funds subject to the limitations described in each fund’s prospectus and may also continue to add to their accounts through dividend reinvestment. All other Class B share features and attributes, including, but not limited to, the 12b-1 fee, contingent deferred sales charge and conversion after a number of years to Class A shares, remain unchanged. Shareholders of the Fund may continue to redeem Fund shares in the manner described in the Fund’s prospectus.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders

Evergreen Fixed Income Trust

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen U.S. Government Fund, a series of the Evergreen Fixed Income Trust, as of April 30, 2009 and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2009 by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen U.S. Government Fund as of April 30, 2009, the results of its operations, changes in its net assets, its cash flows and financial highlights for each of the years described above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

June 29, 2009

37

ADDITIONAL INFORMATION (unaudited)

SPECIAL MEETING OF SHAREHOLDERS

On February 12, 2009, a Special Meeting of Shareholders for the Fund was held to consider the following proposals. The results of the proposals are indicated below.

Proposal 1a — To consider and act upon a new Investment Advisory Agreement with Evergreen Investment Management Company, LLC:

Net assets voted “For”	$360,805,411
Net assets voted “Against”	$3,455,834
Net assets voted “Abstain”	$7,993,792

Proposal 1b — To consider and act upon a new Sub-Advisory Agreement with Tattersall Advisory Group, Inc.

Net assets voted “For”	$358,852,049
Net assets voted “Against”	$4,069,387
Net assets voted “Abstain”	$9,333,601

38

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39

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III Trustee DOB: 10/23/1934 Term of office since: 1991 Other directorships: None

Investment Counselor, Anchor Capital Advisors, LLC. (investment advice); Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England; Former Director, The Francis Ouimet Society (scholarship program); Former Director, Executive Vice President and Treasurer, State Street Research & Management Company (investment advice)

K. Dun Gifford Trustee DOB: 10/23/1938 Term of office since: 1974 Other directorships: None

Chairman and President, Oldways Preservation and Exchange Trust (education); Trustee, Member of the Executive Committee, Former Chairman of the Finance Committee, and Former Treasurer, Cambridge College

Dr. Leroy Keith, Jr. Trustee DOB: 2/14/1939 Term of office since: 1983 Other directorships: Trustee, Phoenix Fund Complex (consisting of 50 portfolios as of 12/31/2008)

Managing Director, Almanac Capital Management (commodities firm); Trustee, Phoenix Fund Complex; Director, Diversapack Co. (packaging company); Former Partner, Stonington Partners, Inc. (private equity fund); Former Director, Obagi Medical Products Co.; Former Director, Lincoln Educational Services

Carol A. Kosel Trustee DOB: 12/25/1963 Term of office since: 2008 Other directorships: None

Former Consultant to the Evergreen Boards of Trustees; Former Vice President and Senior Vice President, Evergreen Investments, Inc.; Former Treasurer, Evergreen Funds; Former Treasurer, Vestaur Securities Fund

Gerald M. McDonnell Trustee DOB: 7/14/1939 Term of office since: 1988 Other directorships: None	Former Manager of Commercial Operations, CMC Steel (steel producer)

Patricia B. Norris Trustee DOB: 4/9/1948 Term of office since: 2006 Other directorships: None

President and Director of Buckleys of Kezar Lake, Inc. (real estate company); Former President and Director of Phillips Pond Homes Association (home community); Former Partner, PricewaterhouseCoopers, LLP (independent registered public accounting firm)

William Walt Pettit[2] Trustee DOB: 8/26/1955 Term of office since: 1988 Other directorships: None

Partner and Vice President, Kellam & Pettit, P.A. (law firm); Director, Superior Packaging Corp. (packaging company); Member, Superior Land, LLC (real estate holding company), Member, K&P Development, LLC (real estate development); Former Director, National Kidney Foundation of North Carolina, Inc. (non-profit organization)

David M. Richardson Trustee DOB: 9/19/1941 Term of office since: 1982 Other directorships: None

President, Richardson, Runden LLC (executive recruitment advisory services); Director, J&M Cumming Paper Co. (paper merchandising); Former Trustee, NDI Technologies, LLP (communications); Former Consultant, AESC (The Association of Executive Search Consultants)

Russell A. Salton III, MD Trustee DOB: 6/2/1947 Term of office since: 1984 Other directorships: None	President/CEO, AccessOne MedCard, Inc.

40

TRUSTEES AND OFFICERS continued

Michael S. Scofield Trustee DOB: 2/20/1943 Term of office since: 1984 Other directorships: None	Retired Attorney, Law Offices of Michael S. Scofield; Former Director and Chairman, Branded Media Corporation (multi-media branding company)

Richard J. Shima Trustee DOB: 8/11/1939 Term of office since: 1993 Other directorships: None	Independent Consultant; Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former Director, Trust Company of CT; Former Trustee, Saint Joseph College (CT)

Richard K. Wagoner, CFA[3] Trustee DOB: 12/12/1937 Term of office since: 1999 Other directorships: None	Member and Former President, North Carolina Securities Traders Association; Member, Financial Analysts Society

OFFICERS
W. Douglas Munn[4] President DOB: 4/21/1963 Term of office since: 2009	Principal occupations: Chief Operating Officer, Wells Fargo Funds Management, LLC; former Chief Operating Officer, Evergreen Investment Company, Inc.

Kasey Phillips[4] Treasurer DOB: 12/12/1970 Term of office since: 2005	Principal occupations: Senior Vice President, Evergreen Investment Management Company, LLC; Former Vice President, Evergreen Investment Services, Inc.

Michael H. Koonce[4] Secretary DOB: 4/20/1960 Term of office since: 2000

Principal occupations: Senior Vice President and General Counsel, Evergreen Investment Services, Inc.; Secretary, Senior Vice President and General Counsel, Evergreen Investment Management Company, LLC and Evergreen Service Company, LLC

Robert Guerin[4] Chief Compliance Officer DOB: 9/20/1965 Term of office since: 2007

Principal occupations: Chief Compliance Officer, Evergreen Funds and Senior Vice President of Evergreen Investment Company, Inc.; Former Managing Director and Senior Compliance Officer, Babson Capital Management LLC; Former Principal and Director, Compliance and Risk Management, State Street Global Advisors; Former Vice President and Manager, Sales Practice Compliance, Deutsche Asset Management

1

Each Trustee serves until a successor is duly elected or qualified or until his or her death, resignation, retirement or removal from office. Each Trustee oversaw 77 Evergreen funds as of December 31, 2008. Correspondence for each Trustee may be sent to Evergreen Board of Trustees, P.O. Box 20083, Charlotte, NC 28202.

2

It is possible that Mr. Pettit may be viewed as an “interested person” of the Evergreen funds, as defined in the 1940 Act, because of his law firm’s previous representation of affiliates of Wells Fargo & Company (“Wells Fargo”), the parent to the Evergreen funds’ investment advisor, EIMC. The Trustees are treating Mr. Pettit as an interested trustee for the time being.

3	Mr. Wagoner is an “interested person” of the Evergreen funds because of his ownership of shares in Wells Fargo & Company, the parent to the Evergreen funds’ investment advisor.
4	The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund’s Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

41

566663 rv6 06/2009

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and Patricia B. Norris have been determined by the Registrant’s Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audits of each of the four series of the Registrant’s annual financial statements for the fiscal years ended April 30, 2009 and April 30, 2008, and fees billed for other services rendered by KPMG LLP.

	2009	2008

Audit fees	$154,400	$126,400
Audit-related fees (1)	$7,500	$6,200
Tax fees (2)	$4,500	$8,182
Non-audit fees (3)	$720,000	$1,162,374
All other fees	$0	$0
(1)	Audit-related fees consists primarily of fees for merger activity.
(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.
(3)

Non-audit fees consists of the aggregate fees for non-audit services rendered to the Fund, EIMC (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and EIS.

Evergreen Funds

Evergreen Global Dividend Opportunity Fund

Evergreen Income Advantage Fund

Evergreen International Balanced Income Fund

Evergreen Multi-Sector Income Fund

Evergreen Utilities and High Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor for the Funds, as well as non-audit services performed by the independent auditor for the Funds’ investment adviser or any of its control affiliates that relates directly to the Funds’ operations and financial reporting, in order to assure that they do not impair the auditor’s independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the “SEC”) has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as regarding the audit committee’s administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of

Trustees has ratified, the Audit and Non-Audit Services Pre Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved by the Audit Committee pursuant to detailed pre-approval policies and procedures that describe the types of services for which the independent auditor may be engaged (“general pre-approval”); or may be expressly pre-approved by the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches expressed in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds’ business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds’ ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor’s independence.

II. Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on management’s report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but on no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval for Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Senior Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix C. Permissible All Other services not listed in Appendix C must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Fee levels or budgeted amounts for all services to be provided by the independent auditor subject to general pre-approval will be established annually by the Audit Committee. Fee levels or budgeted amounts for services to be provided by the independent auditor subject to specific pre-approval will be established at the time of the specific pre-approval. Any proposed fees exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the Audit Committee) of any such services rendered by the independent auditor.

Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Director/Assistant Director of Fund Administration will report to the Audit Committee at each of its regular meetings regarding all services provided by the independent auditor that are subject to this policy since the last such report was rendered, including: (1) a general description of the services; (2) actual billed and projected fees; and (3) the means by which such services were pre-approved by the Audit Committee, as well as the date of approval and any related fee level or budgeted amount to which the services are subject.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds’ investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

On January 1, 2009, Patricia B. Norris replaced Charles A. Austin III as chair of the Audit Committee.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11 - Controls and Procedures

(a)

The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)

There has been no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to affect, the Registrant’s internal control over financial reporting .

Item 12 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2)

Separate certifications for the Registrant’s principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Fixed Income Trust

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ W. Douglas Munn

W. Douglas Munn Principal Executive Officer

Date: June 29, 2009

By:	/s/ Kasey Phillips

Kasey Phillips Principal Financial Officer

Date: June 29, 2009